UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087
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Manning & Napier Fund, Inc.
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(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450
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(Address of principal executive offices) (Zip Code)

B. Reuben Auspitz 290 Woodcliff Drive, Fairport, NY 14450
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(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880
                                                                                              -------------------------------

Date of fiscal year end: December 31, 2006
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Date of reporting period: January 1, 2006 through December 31, 2006
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1: REPORTS TO STOCKHOLDERS

February 26, 2007

To Shareholders of the following Series of the Manning & Napier Fund:

Small Cap Series
International Series
World Opportunities Series
Life Sciences Series
Technology Series
Financial Services Series
Core Bond Series
Core Plus Bond Series
New York Tax Exempt Series
Ohio Tax Exempt Series
Diversified Tax Exempt Series

Dear Shareholder:

Enclosed is a copy of the Annual Report for each of the above Series of the Manning & Napier Fund in which you were invested as of December 31, 2006. The reports include information about the Series’ performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-466-3863 or your Client Consultant if you have any questions about the Annual Reports or about the Fund.

Sincerely,

/s/ Amy J. Williams
Amy J. Williams
Fund Services Manager

Manning & Napier Fund, Inc.
Core Bond Series
Annual Report
December 31, 2006

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Interest rates rise and interest rates fall; when they do, so too do the market prices of fixed income securities. The one difference, when interest rates rise, prices fall, and when interest rates fall, prices rise. Over the long-term, however, the total returns generated by most fixed income securities track their coupons, or more specifically, their yields to maturity.

Given the added risk associated with corporate bonds and mortgage-backed bonds, those fixed income securities traditionally carry higher coupons or yields than U.S. Treasury securities with similar maturities. So as one would expect, over the long-term, corporate bonds and mortgage-backed bonds have provided higher returns than U.S. Treasuries. That tendency is what triggered the activation of the Core Bond Series back in April of 2005. What was interesting about 2006 is that this long-term tendency presented itself over a much shorter time period. Fixed income investors essentially earned their coupons over the past year; total returns tracked coupons pretty closely given the fact that interest rates at the end of the year were only modestly higher (about 30 basis points (i.e., 0.30%)) than where they were at the start of the year. In that environment, the Core Bond Series performed relatively well in 2006.

The lone exception to the “modestly” higher description was short-term rates; 3-month U.S. Treasury bill yields rose almost a full percentage point during the year as the Federal Reserve (the “Fed”) pushed the targeted Fed Funds rate up from 4.25% at the start of the year to 5.25% at the end of June. The target remained the same throughout the remainder of the year.

During the first quarter of the year, the Fed raised the Fed Funds target because it was concerned about the inflationary effects of a run-up in commodity prices. Crude oil traded very close to $70 a barrel and the Commodity Research Bureau Raw Industrials Index rose more than 5% during the first three months of the year. The Fed was also concerned about the inflationary effects of the increases in “resource utilization,” primarily in the labor markets. The actions of the Fed and the economic environment pushed rates higher across the entire yield curve.

During the second quarter of the year, a modest acceleration in the rate of inflation showed up in the inflation measures themselves. At the end of May, the Consumer Price Index (CPI) was growing at a year over year rate of 4.1%, a bit faster than its 3.4% growth rate in December of 2005. Looking at the same measure in a slightly different fashion, the annualized growth rate through the first 5 months of 2006 was 5.1%. Through May, the CPI was only rising at an annualized rate of 3.6%.

Given the volatility associated with the food and energy components of the inflation indices, the “core” rate of inflation, the index excluding its food and energy components, has become increasingly important. During the second quarter, the core rate of inflation had also accelerated; it was up 2.4% year over year in May, slightly higher than its December reading of 2.2%. Unfortunately, the annualized readings were more troubling. Through the first five months of 2006, the core CPI measure annualized at a 2.4% rate; through the first five months of this year, it was annualizing at 3.1%. Once again, interest rates moved higher across the entire yield curve.

Things began to change during the third quarter of the year with emerging signs that inflation pressures were receding. The Fed responded but left the Fed Funds target unchanged at both of its meetings during the quarter. The Fed was quite straightforward when it mentioned in its August press release that “inflation pressures seem likely to moderate over time, reflecting contained inflation expectations and the cumulative effects of monetary policy.” As for economic evidence of “the cumulative effects of monetary policy,” they were fairly widespread. Various indices related to economic growth rolled over during the quarter, and the Fed’s prior policy actions definitely played a role in the universally weak readings associated with the housing market. With the Fed on hold, short-term interest rates held steady, and intermediate- and longer-term interest rates moved sharply lower.

The Fed stayed on the same policy path during the fourth quarter, deciding at both of its meetings to leave the Fed Funds target unchanged. The reasoning remained the same, “inflation pressures seem likely to moderate over time.” However as the quarter progressed, there were subtle signs that the economic environment was holding just fine. The number of new jobs created each month grew throughout the quarter. The improving labor market, along with lower oil prices, translated into higher levels of consumer confidence. And as consumer spirits rose, same store sales picked back up after a miserable year over year reading in October. Short-term interest rates remained stable with the Fed on hold; after declining early in the quarter, longer-term rates retraced some of those gains as the year came to a close.

1

Management Discussion and Analysis (unaudited)

The yield spreads associated with corporate bonds and mortgage-backed securities narrowed in 2006; the tightening was more pronounced in the mortgage-backed sector of the market. That reflected an increase in demand, especially on the part of foreign buyers. In the corporate market, any tightening was a reflection of an aggregate improvement in corporate balance sheets and corporate credit quality. It was offset somewhat by a heightened concern about potential event risk(s).

As for the actual performance of the Core Bond Series in 2006, it came in at 4.51%. That was better than the Merrill Lynch U.S. Domestic Master Index (which includes all U.S. Treasury, U.S. Agency, investment grade corporate bonds, and plain vanilla mortgage-backed securities with maturities of more than 1-year), which returned 4.32% in 2006. The modest outperformance can be traced to two factors, issue selection with the corporate sector and a heavier weighting in the mortgage-backed sector. Within the Series’ corporate holdings, certain issues performed better than the corporate bond market in general. Mortgages were the best performing investment grade sector in 2006; the Series carried a heavier weighting to this sector than the benchmark given our interest rate outlook and the more attractive relative value of the mortgage sector throughout the year.

Over the longer-term interest rates and spreads will fluctuate; sometimes the cyclical and/or policy pressures will push them both higher, sometimes they will push both lower, and other times, like last year, all of the various factors will be a bit of a wash. The key to investment success requires the investor to focus on the secular (non-cyclical) trends and the fundamental forces that drive each, an approach that we apply to all of our investment decisions.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2006 (unaudited)

	Average Annual Total Returns
	As of December 31, 2006
	One	Since
	Year	Inception[1]

Manning & Napier Fund, Inc. - Core Bond Series[2]	4.51%	3.22%

Merrill Lynch U.S. Domestic Master Index[3]	4.32%	3.73%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Bond Series from its inception1 (4/21/05) to present (12/31/06) to the Merrill Lynch U.S. Domestic Master Index.

Data for line graph to follow:

	Manning & Napier Fund, Inc.	Merrill Lynch
Date	Core Bond Series[2]	U.S. Domestic Master Index
4/21/05	$10,000	$10,000
6/30/05	10,130	10,212
12/31/05	10,098	10,201
6/30/06	10,026	10,121
12/31/06	10,553	10,642

1Performance numbers for the Series and Index are calculated from April 21, 2005, the Series' inception date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The unmanaged Merrill Lynch U.S. Domestic Master Index is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees of expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06-12/31/06
Actual	$1,000.00	$1,052.50	$4.14
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.17	$4.08

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition as of December 31, 2006 (unaudited)

Data for pie chart to follow:

Sector Allocation1

Consumer Discretionary	5.7%
Consumer Staples	0.5%
Energy	1.8%
Financials	7.9%
Health Care	1.1%
Industrials	5.5%
Information Technology	1.5%
Materials	0.6%
Utilities	5.2%
U.S. Government Agencies	45.2%
Cash, short-term investments, and liabilities, less other assets	25.0%

1As a percentage of net assets.

Credit Quality Ratings2,3

Aaa	6.6%
Aa	12.5%
A	37.2%
Baa	43.7%

2As a percentage of total corporate bonds.
3Based on ratings from Moody's, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series' investment policies.

5

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

CORPORATE BONDS - 29.8%
Convertible Corporate Bonds - 3.1%
Consumer Discretionary - 0.9%
Hotels, Restaurants & Leisure - 0.9%
Carnival Corp., 2.00%, 4/15/2021	A3	$305,000	$390,400

Energy - 1.4%
Energy Equipment & Services - 1.4%
Cooper Cameron Corp. (now known as Cameron International Corp.), 1.50%, 5/15/2024	Baa1	220,000	353,375
Schlumberger Ltd., 1.50%, 6/1/2023	A1	170,000	299,837
Total Energy			653,212

Utilities - 0.8%
Multi-Utilities - 0.8%
Xcel Energy, Inc., 7.50%, 11/21/2007	Baa1	195,000	366,113

Total Convertible Corporate Bonds
(Identified Cost $1,222,362)			1,409,725

Non-Convertible Corporate Bonds - 26.7%
Consumer Discretionary - 4.8%
Media - 3.0%
AOL Time Warner (now known as Time Warner, Inc.), 7.625%, 4/15/2031	Baa2	440,000	491,551
Comcast Corp., 6.50%, 11/15/2035	Baa2	570,000	574,026
The Walt Disney Co., 7.00%, 3/1/2032	A3	280,000	323,333
			1,388,910

Multiline Retail - 1.1%
Target Corp., 5.875%, 3/1/2012	A1	485,000	498,504

Specialty Retail - 0.7%
Lowe's Companies, Inc., 8.25%, 6/1/2010	A1	300,000	327,847
Total Consumer Discretionary			2,215,261

Consumer Staples - 0.5%
Food & Staples Retailing - 0.5%
The Kroger Co., 7.25%, 6/1/2009	Baa2	215,000	223,228

Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	Baa2	185,000	185,387

Financials - 7.9%
Capital Markets - 1.7%
The Goldman Sachs Group, Inc., 6.345%, 2/15/2034	A1	310,000	313,797
Lehman Brothers Holdings, Inc., 6.625%, 1/18/2012	A1	240,000	253,581
Merrill Lynch & Co., Inc., 6.05%, 5/16/2016	A1	225,000	232,884
			800,262

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks - 2.6%
PNC Funding Corp., 7.50%, 11/1/2009	A3	$285,000	$300,971
U.S. Bank National Association, 6.375%, 8/1/2011	Aa2	50,000	52,195
Wachovia Corp., 5.25%, 8/1/2014	A1	590,000	582,813
William Street Funding Corp.[2,3], 5.58563%, 6/23/2012	Aaa	250,000	250,000
			1,185,979

Diversified Financial Services - 1.5%
Bank of America Corp. Capital Trust VI, 5.625%, 3/8/2035	Aa3	455,000	430,713
Citigroup, Inc., 5.00%, 9/15/2014	Aa2	260,000	253,863
			684,576

Insurance - 2.1%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	Aa2	345,000	343,564
American International Group, Inc., 4.25%, 5/15/2013	Aa2	660,000	618,861
			962,425
Total Financials			3,633,242

Health Care - 1.1%
Pharmaceuticals - 1.1%
Abbott Laboratories, 3.50%, 2/17/2009	A1	265,000	256,438
Wyeth[4], 5.50%, 3/15/2013	A3	230,000	231,488
Total Health Care			487,926

Industrials - 5.5%
Aerospace & Defense - 0.7%
Boeing Capital Corp., 6.50%, 2/15/2012	A2	310,000	326,858

Air Freight & Logistics - 0.5%
FedEx Corp., 3.50%, 4/1/2009	Baa2	210,000	201,693

Airlines - 1.0%
Southwest Airlines Co., 5.25%, 10/1/2014	Baa1	475,000	458,824

Industrial Conglomerates - 1.4%
General Electric Capital Corp., 6.75%, 3/15/2032	Aaa	570,000	652,808

Machinery - 0.6%
John Deere Capital Corp., 7.00%, 3/15/2012	A3	235,000	251,482

Road & Rail - 1.3%
CSX Corp., 6.75%, 3/15/2011	Baa2	285,000	299,248
Union Pacific Corp., 6.65%, 1/15/2011	Baa2	290,000	303,088
			602,336
Total Industrials			2,494,001

The accompanying notes are an integral part of the financial statements.

7

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology - 1.5%
Communications Equipment - 1.5%
Cisco Systems, Inc., 5.25%, 2/22/2011	A1	$205,000	$205,514
Corning, Inc., 6.20%, 3/15/2016	Baa2	475,000	483,604
Total Information Technology			689,118

Materials - 0.6%
Metals & Mining - 0.6%
Alcoa, Inc., 7.375%, 8/1/2010	A2	250,000	266,512

Utilities - 4.4%
Electric Utilities - 1.9%
American Electric Power Co., Inc., 5.375%, 3/15/2010	Baa2	305,000	304,718
Exelon Generation Co. LLC, 5.35%, 1/15/2014	Baa1	580,000	568,105
			872,823
Independent Power Producers & Energy Traders - 0.5%
TXU Energy Co., 7.00%, 3/15/2013	Baa2	215,000	224,967

Multi-Utilities - 2.0%
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	Baa3	335,000	371,686
Duke Energy Field Services Corp., 7.875%, 8/16/2010	Baa2	280,000	301,179
Sempra Energy, 7.95%, 3/1/2010	Baa1	210,000	225,299
			898,164
Total Utilities			1,995,954

Total Non-Convertible Corporate Bonds
(Identified Cost $12,293,700)			12,190,629

TOTAL CORPORATE BONDS
(Identified Cost $13,516,062)			13,600,354

U.S. GOVERNMENT AGENCIES - 45.2%
Mortgage-Backed Securities - 43.1%
Fannie Mae, Pool #795855, 5.50%, 9/1/2019		339,392	339,637
Fannie Mae, Pool #786281, 6.50%, 7/1/2034		290,977	296,742
Fannie Mae, Pool #815409, 4.50%, 2/1/2035		234,705	220,007
Fannie Mae, TBA[5], 5.00%, 1/15/2022		1,131,000	1,111,560
Fannie Mae, TBA[5], 4.50%, 2/15/2022		1,361,000	1,312,088
Fannie Mae, TBA[5], 5.00%, 1/15/2037		2,264,000	2,185,466
Fannie Mae, TBA[5], 5.50%, 1/15/2037		3,478,000	3,436,699
Fannie Mae, TBA[5], 6.00%, 1/15/2037		1,334,000	1,342,754
Federal Home Loan Mortgage Corp., Pool #M90974, 4.50%, 3/1/2010		79,896	78,556
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019		342,599	342,660

The accompanying notes are an integral part of the financial statements.

8

Investment Portfolio - December 31, 2006

	Principal
	Amount/	Value
	Shares	(Note 2)

U.S. GOVERNEMENT AGENCIES (continued)
Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp., Pool #A27705, 6.50%, 10/1/2034	$118,329	$120,638
Federal Home Loan Mortgage Corp., Pool #G01782, 6.50%, 2/1/2035	85,659	87,428
Federal Home Loan Mortgage Corp., TBA[5], 4.50%, 3/15/2021	1,369,000	1,318,090
Federal Home Loan Mortgage Corp., TBA[5], 5.00%, 2/15/2022	927,000	910,198
Federal Home Loan Mortgage Corp., TBA[5], 5.00%, 1/15/2037	1,575,000	1,519,384
Federal Home Loan Mortgage Corp., TBA[5], 5.50%, 1/15/2037	2,028,000	2,005,185
Federal Home Loan Mortgage Corp., TBA[5], 6.00%, 1/15/2037	753,000	758,413
GNMA, Pool #487193, 5.00%, 4/15/2020	100,338	99,080
GNMA, Pool #563559, 6.50%, 4/15/2032	64,834	66,610
GNMA, Pool #631703, 6.50%, 9/15/2034	95,076	97,540
GNMA, TBA[5], 5.50%, 1/15/2037	1,001,000	995,995
GNMA, TBA[5], 6.00%, 1/15/2037	561,000	568,714
GNMA, TBA[5], 5.00%, 2/15/2037	504,000	489,983

Total Mortgage-Backed Securities
(Identified Cost $19,864,578)		19,703,427

Other Agencies - 2.1%
Federal Home Loan Mortgage Corp., 6.25%, 7/15/2032
(Identified Cost $899,863)	825,000	949,451

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $20,764,441)		20,652,878

SHORT-TERM INVESTMENTS - 54.3%
Dreyfus Treasury Cash Management - Institutional Shares	846,415	846,415
Fannie Mae Discount Note, 1/10/2007	$10,500,000	10,486,481
Fannie Mae Discount Note, 1/12/2007	1,650,000	1,647,179
Fannie Mae Discount Note, 2/14/2007	1,600,000	1,590,264
Federal Home Loan Bank Discount Note, 1/10/2007	2,250,000	2,247,103
Federal Home Loan Bank Discount Note, 1/19/2007	1,500,000	1,496,160
Federal Home Loan Bank Discount Note, 1/30/2007	3,000,000	2,987,566
Federal Home Loan Bank Discount Note, 2/9/2007	2,000,000	1,988,744
Federal Home Loan Bank Discount Note, 3/16/2007	1,550,000	1,534,128

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $24,823,651)		24,824,040

The accompanying notes are an integral part of the financial statements.

9

Investment Portfolio - December 31, 2006

Value
(Note 2)

TOTAL INVESTMENTS - 129.3%
(Identified Cost $59,104,154)	$59,077,272

LIABILITIES, LESS OTHER ASSETS - (29.3%)	(13,381,196)

NET ASSETS - 100%	$45,696,076

1Credit ratings from Moody's (unaudited).
2The coupon rate is a floating rate and is subject to change quarterly. The coupon rate stated is the rate as of December 31, 2006.
3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security has been determined to be illiquid under guidelines established by the Board of Directors. This security was acquired on June 22, 2006 at a cost of $250,000 ($100.00 per share) and amounts to $250,000, or 0.5%, of the Series' net assets as of December 31, 2006.
4The coupon rate will increase with every ratings downgrade and decrease with every ratings upgrade. The coupon rate stated is the rate as of December 31, 2006.
5Securities purchased on a forward commitment or when-issued basis. TBA - to be announced.

The accompanying notes are an integral part of the financial statements.

10

Statement of Assets and Liabilities

December 31, 2006

ASSETS:

Investments, at value (identified cost, $59,104,154) (Note 2)	$59,077,272
Receivable for fund shares sold	4,500,202
Interest receivable	272,631
Dividends receivable	4,830

TOTAL ASSETS	63,854,935

LIABILITIES:

Accrued management fees (Note 3)	18,571
Accrued fund accounting and transfer agent fees (Note 3)	2,954
Accrued Chief Compliance Officer service fees (Note 3)	436
Accrued directors' fees (Note 3)	157
Payable for purchases of delayed delivery securities (Note 2)	18,110,472
Audit fees payable	25,397
Other payables and accrued expenses	872

TOTAL LIABILITIES	18,158,859

TOTAL NET ASSETS	$45,696,076

NET ASSETS CONSIST OF:

Capital stock	$45,789
Additional paid-in-capital	45,643,653
Undistributed net investment income	7,906
Accumulated net realized gain on investments	25,610
Net unrealized depreciation on investments	(26,882)

TOTAL NET ASSETS	$45,696,076

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($45,696,076/4,578,893 shares)	$9.98

The accompanying notes are an integral part of the financial statements.

11

Statement of Operations

For the Year Ended December 31, 2006

INVESTMENT INCOME:

Interest	$1,552,494
Dividends	52,737

Total Investment Income	1,605,231

EXPENSES:

Management fees (Note 3)	206,228
Fund accounting and transfer agent fees (Note 3)	33,510
Directors' fees (Note 3)	7,000
Chief Compliance Officer service fees (Note 3)	6,049
Audit fees	27,798
Custodian fees	4,200
Miscellaneous	17,322

Total Expenses	302,107
Less reduction of expenses (Note 3)	(26,861)

Net Expenses	275,246

NET INVESTMENT INCOME	1,329,985

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	225,664
Net change in unrealized depreciation on investments	123,352

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	349,016

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,679,001

The accompanying notes are an integral part of the financial statements.

12

Statements of Changes in Net Assets

	For the Year	For the Period
	Ended 12/31/06	4/21/05[1] to 12/31/05
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,329,985	$590,265
Net realized gain (loss) on investments	225,664	(200,054)
Net change in unrealized depreciation on investments	123,352	(150,234)

Net increase from operations	1,679,001	239,977

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(1,327,178)	(585,166)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	16,766,575	28,922,867

Net increase in net assets	17,118,398	28,577,678

NET ASSETS:

Beginning of period	28,577,678	-

End of period (including undistributed net investment income of $7,906 and $5,099, respectively)	$45,696,076	$28,577,678

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

13

Financial Highlights

	For the Year	For the Period
	Ended 12/31/06	4/21/05[1]to 12/31/05

Per share data (for a share outstanding throughout
each period):

Net asset value - Beginning of period	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.36	0.21
Net realized and unrealized gain (loss) on investments	0.09	(0.11)

Total from investment operations	0.45	0.10

Less distributions to shareholders:
From net investment income	(0.36)	(0.21)

Net asset value - End of period	$9.98	$9.89

Total return[2]	4.51%	0.98%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.80%	0.80%[3]
Net investment income	3.87%	3.08%[3]

Portfolio turnover	313%	293%

Net assets - End of period (000's omitted)	$45,696	$28,578

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:
0.08%	0.20%[3]

1Commencement of operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.
3Annualized.

The accompanying notes are an integral part of the financial statements.

14

Notes to Financial Statements

1. ORGANIZATION
Core Bond Series (the "Series") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Fund"), formerly Exeter Fund, Inc. The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term total return by investing primarily in investment grade bonds and other financial instruments, including derivatives, with economic characteristics similar to bonds.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2006, 1.16 billion shares have been designated in total among 21 series, of which 75 million have been designated as Core Bond Series Class A common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Debt securities, including government bonds, sovereign bonds, corporate bonds and mortgage-backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund’s pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily. Dividend income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities Purchased on a When-Issued Basis or Forward Commitment
The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series

15

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)
assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. The Series had TBA dollar rolls outstanding as of December 31, 2006, which are included in Payable for Purchases of Delayed Delivery Securities on the Statement of Assets and Liabilities.

Restricted Securities
Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities
A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

16

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2008, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 0.80% of average daily net assets each year. Accordingly, the Advisor waived fees of $26,861 for the year ended December 31, 2006, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2006, the Fund paid the Advisor an annual fee of 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2006, the fee rates were reduced as follows: 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

17

Notes to Financial Statements

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2006, purchases and sales of securities, other than United States Government securities and short-term securities, were $8,018,100 and $5,518,275, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $95,407,232 and $90,678,079, respectively.

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Core Bond Series were:

	For the Year		For the period 4/21/05 (commencement
	Ended 12/31/06		of operations) to 12/31/05
	Shares	Amount	Shares	Amount
Sold	1,637,576	$16,250,398	2,995,471	$29,993,823
Reinvested	130,284	1,304,357	58,124	571,940
Repurchased	(79,452)	(788,180)	(163,110)	(1,642,896)
Total	1,688,408	$16,766,575	2,890,485	$28,922,867

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2006.

7. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government. No such investments were held by the Series on December 31, 2006.

8. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

18

Notes to Financial Statements

8. FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

		For the Period 4/21/05
	For the Year	(commencement of
	Ended 12/31/06	operations) to 12/31/05

Ordinary income	$1,327,178	$585,166

For the year ended December 31, 2006, the Series elected to defer $9,026 of capital losses attributable to Post-October losses.

At December 31, 2006, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$59,104,154

Unrealized appreciation	$333,744
Unrealized depreciation	(360,626)

Net unrealized depreciation	$(26,882)
Undistributed ordinary income	42,542

9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 needs to be implemented no later than the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Series’ financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the "Series") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Columbus, Ohio
February 9, 2007

20

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) annual in-person meeting, held on November 16, 2006, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

21

Renewal of Investment Advisory Agreement (unaudited)

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	59
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director -
Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group
(restaurants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

23

Directors' and Officers' Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc. Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate
Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

24

[THIS PAGE INTENTIONALLY LEFT BLANK]

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site  http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov
On the Advisor’s web site                     http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

26

Manning & Napier Fund, Inc.
Core Plus Bond Series
Annual Report
December 31, 2006

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Interest rates rise and interest rates fall; when they do, so too do the market prices of fixed income securities. The one difference, when interest rates rise, prices fall, and when interest rates fall, prices rise. Over the long-term, however, the total returns generated by most fixed income securities track their coupons, or more specifically, their yields to maturity.

Given the added risk associated with corporate bonds and mortgage-backed bonds, those fixed income securities traditionally carry higher coupons or yields than U.S. Treasury securities with similar maturities. So as one would expect, over the long-term, corporate bonds and mortgage-backed bonds have provided higher returns than U.S. Treasuries. That tendency is what triggered the activation of the Core Plus Bond Series back in April of 2005. What was interesting about 2006 is that this long-term tendency presented itself over a much shorter time period. Fixed income investors essentially earned their coupons over the past year; total returns tracked coupons pretty closely given the fact that interest rates at the end of the year were only modestly higher (about 30 basis points (i.e., 0.30%)) than where they were at the start of the year. In that environment, the Core Plus Bond Series performed relatively well in 2006.

The lone exception to the “modestly” higher description was short-term rates; 3-month U.S. Treasury bill yields rose almost a full percentage point during the year as the Federal Reserve (the “Fed”) pushed the targeted Fed Funds rate up from 4.25% at the start of the year to 5.25% at the end of June. The target remained the same throughout the remainder of the year.

During the first quarter of the year, the Fed raised the Fed Funds target because it was concerned about the inflationary effects of a run-up in commodity prices. Crude oil traded very close to $70 a barrel and the Commodity Research Bureau Raw Industrials Index rose more than 5% during the first three months of the year. The Fed was also concerned about the inflationary effects of the increases in “resource utilization,” primarily in the labor markets. The actions of the Fed and the economic environment pushed rates higher across the entire yield curve.

During the second quarter of the year, a modest acceleration in the rate of inflation showed up in the inflation measures themselves. At the end of May, the Consumer Price Index (CPI) was growing at a year over year rate of 4.1%, a bit faster than its 3.4% growth rate in December of 2005. Looking at the same measure in a slightly different fashion, the annualized growth rate through the first 5 months of 2006 was 5.1%. Through May, the CPI was only rising at an annualized rate of 3.6%.

Given the volatility associated with the food and energy components of the inflation indices, the “core” rate of inflation, the index excluding its food and energy components, has become increasingly important. During the second quarter, the core rate of inflation had also accelerated; it was up 2.4% year over year in May, slightly higher than its December reading of 2.2%. Unfortunately, the annualized readings were more troubling. Through the first five months of 2005, the core CPI measure annualized at a 2.4% rate; through the first five months of 2006, it was annualizing at 3.1%. Once again, interest rates moved higher across the entire yield curve.

Things began to change during the third quarter of the year with emerging signs that inflation pressures were receding. The Fed responded but left the Fed Funds target unchanged at both of its meetings during the quarter. The Fed was quite straightforward when it mentioned in its August press release that “inflation pressures seem likely to moderate over time, reflecting contained inflation expectations and the cumulative effects of monetary policy.” As for economic evidence of “the cumulative effects of monetary policy,” they were fairly widespread. Various indices related to economic growth rolled over during the quarter, and the Fed’s prior policy actions definitely played a role in the universally weak readings associated with the housing market. With the Fed on hold, short-term interest rates held steady, and intermediate- and longer-term interest rates moved sharply lower.

The Fed stayed on the same policy path during the fourth quarter, deciding at both of its meetings to leave the Fed Funds target unchanged. The reasoning remained the same, “inflation pressures seem likely to moderate over time.” However as the quarter progressed, there were subtle signs that the economic environment was holding just fine. The number of new jobs created each month grew throughout the quarter. The improving labor market, along with lower oil prices, translated into higher levels of consumer confidence. And as consumer spirits rose, same store sales picked back up after a miserable year over year reading in October. Short-term interest rates remained stable with the Fed on hold; after declining early in the quarter, longer-term rates retraced some of those gains as the year came to a close.

1

Management Discussion and Analysis (unaudited)

The yield spreads associated with corporate bonds and mortgage-backed securities narrowed in 2006; the tightening was more pronounced in the mortgage-backed sector of the market. That reflected an increase in demand, especially on the part of foreign buyers. In the corporate market, any tightening was a reflection of an aggregate improvement in corporate balance sheets and corporate credit quality. It was offset somewhat by a heightened concern about potential event risk(s).

As for the actual performance of the Core Plus Bond Series in 2006, it came in at 4.59%. That was better than the Merrill Lynch U.S. Domestic Master Index (which includes all U.S. Treasury, U.S. Agency, investment grade corporate bonds, and plain vanilla mortgage-backed securities with maturities of more than 1-year), which returned 4.32% in 2006. The modest outperformance can be traced to two factors, issue selection with the corporate sector and a heavier weighting in the mortgage-backed sector. Within the Series’ corporate holdings, certain issues performed better than the corporate bond market in general. Mortgages were the best performing investment grade sector in 2006; the Series carried a heavier weighting to this sector than the benchmark given our interest rate outlook and the more attractive relative value of the mortgage sector throughout the year.

Over the longer-term interest rates and spreads will fluctuate; sometimes the cyclical and/or policy pressures will push them both higher, sometimes they will push both lower, and other times, like last year, all of the various factors will be a bit of a wash. The key to investment success requires the investor to focus on the secular (non-cyclical) trends and the fundamental forces that drive each, an approach that we apply to all of our investment decisions.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2006 (unaudited)

	Average Annual Total Returns
	As of December 31, 2006
	One	Since
	Year	Inception[1]

Manning & Napier Fund, Inc. - Core Plus Bond Series[2]	4.59%	3.31%

Merrill Lynch U.S. Domestic Master Index[3]	4.32%	3.73%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Plus Bond Series from its inception1 (4/21/05) to present (12/31/06) to the Merrill Lynch U.S. Domestic Master Index.

Data for line graph to follow:

	Manning & Napier Fund, Inc.	Merrill Lynch
Date	Core Plus Bond Series[2]	U.S. Domestic Master Index
4/21/05	$10,000	$10,000
6/30/05	10,140	10,212
12/31/05	10,104	10,201
6/30/06	10,064	10,121
12/31/06	10,568	10,642

1Performance numbers for the Series and Index are calculated from April 21, 2005, the Series' inception date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The unmanaged Merrill Lynch U.S. Domestic Master Index is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees of expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06-12/31/06
Actual	$1,000.00	$1,050.10	$4.24
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.07	$4.18

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition as of December 31, 2006 (unaudited)

Data for pie chart to follow:

Sector Allocation1

Consumer Discretionary	9.22%
Consumer Staples	0.73%
Energy	2.64%
Financials	8.55%
Health Care	1.58%
Industrials	7.03%
Information Technology	1.52%
Materials	0.72%
Utilities	4.06%
Supranational Obligations	0.72%
U.S. Government Agencies	53.57%
Cash, short-term investments, and liabilities, less other assets	9.66%

1Including corporate bonds and foreign bonds, as a percentage of net assets.

Credit Quality Ratings2,3

Aaa	9.89%
Aa	8.26%
A	31.03%
Baa	32.33%
Ba	11.36%
B	5.82%
Caa	1.31%

2As a percentage of total corporate bonds, foreign bonds, and supranational obligations.
3Based on ratings from Moody's, or the S&P equivalent . The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series' investment policies.

5

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

CORPORATE BONDS - 34.59%
Convertible Corporate Bonds - 3.87%
Consumer Discretionary - 0.71%
Hotels, Restaurants & Leisure - 0.71%
Carnival Corp., 2.00%, 4/15/2021	A3	$1,250,000	$1,600,000

Energy - 1.47%
Energy Equipment & Services - 1.47%
Cooper Cameron Corp. (now known as Cameron International Corp.), 1.50%, 5/15/2024	Baa1	695,000	1,116,344
Pride International, Inc., 3.25%, 5/1/2033	BB2	675,000	847,969
Schlumberger Ltd., 1.50%, 6/1/2023	A1	760,000	1,340,450
Total Energy			3,304,763

Health Care - 0.23%
Pharmaceuticals - 0.23%
Valeant Pharmaceuticals International, 4.00%, 11/15/2013	B2	540,000	514,350

Industrials - 0.96%
Airlines - 0.48%
JetBlue Airways Corp., 3.75%, 3/15/2035	Caa1	1,000,000	1,077,500

Trading Companies & Distributors - 0.48%
United Rentals North America, Inc., 1.875%, 10/15/2023	B3	830,000	1,063,437
Total Industrials			2,140,937

Utilities - 0.50%
Multi-Utilities - 0.50%
Xcel Energy, Inc., 7.50%, 11/21/2007	Baa1	595,000	1,117,112

Total Convertible Corporate Bonds
(Identified Cost $7,986,581)			8,677,162

Non-Convertible Corporate Bonds - 30.72%
Consumer Discretionary - 8.51%
Automobiles - 3.22%
General Motors Acceptance Corp. LLC, 6.125%, 1/22/2008	Ba1	7,240,000	7,224,137

Media - 3.64%
AOL Time Warner (now known as Time Warner, Inc.), 7.625%, 4/15/2031	Baa2	2,725,000	3,044,264
Comcast Corp., 6.50%, 11/15/2035	Baa2	3,105,000	3,126,931
The Walt Disney Co., 7.00%, 3/1/2032	A3	1,720,000	1,986,191
			8,157,386

Multiline Retail - 0.93%
Target Corp., 5.875%, 3/1/2012	A1	2,020,000	2,076,243

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Specialty Retail - 0.72%
Lowe's Companies, Inc., 8.25%, 6/1/2010	A1	$1,470,000	$1,606,450
Total Consumer Discretionary			19,064,216

Consumer Staples - 0.73%
Food & Staples Retailing - 0.72%
The Kroger Co., 7.25%, 6/1/2009	Baa2	775,000	804,658
The Kroger Co., 6.80%, 4/1/2011	Baa2	775,000	811,079
			1,615,737

Household Products - 0.01%
The Procter & Gamble Co., 4.85%, 12/15/2015	Aa3	25,000	24,120
Total Consumer Staples			1,639,857

Energy - 1.17%
Oil, Gas & Consumable Fuels - 1.17%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	Baa2	1,015,000	1,017,124
Arch Western Finance, 6.75%, 7/1/2013	B1	1,615,000	1,602,888
Total Energy			2,620,012

Financials - 7.09%
Capital Markets - 1.88%
The Goldman Sachs Group, Inc., 6.345%, 2/15/2034	A1	1,920,000	1,943,518
Lehman Brothers Holdings, Inc., 6.625%, 1/18/2012	A1	1,155,000	1,220,359
Merrill Lynch & Co., Inc., 6.05%, 5/16/2016	A1	1,000,000	1,035,041
			4,198,918

Commercial Banks - 3.01%
PNC Funding Corp., 7.50%, 11/1/2009	A3	1,530,000	1,615,738
U.S. Bank National Association, 6.375%, 8/1/2011	Aa2	85,000	88,731
Wachovia Corp., 5.25%, 8/1/2014	A1	3,340,000	3,299,315
William Street Funding Corp.[3,4,5], 5.58563%, 6/23/2012	Aaa	1,750,000	1,750,000
			6,753,784

Diversified Financial Services - 0.56%
Citigroup, Inc., 5.00%, 9/15/2014	Aa2	1,280,000	1,249,788

Insurance - 1.64%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	Aa2	1,965,000	1,956,820
American International Group, Inc., 4.25%, 5/15/2013	Aa2	1,840,000	1,725,309
			3,682,129
Total Financials			15,884,619

Health Care - 1.35%
Pharmaceuticals - 1.35%
Abbott Laboratories, 3.50%, 2/17/2009	A1	1,305,000	1,262,835

The accompanying notes are an integral part of the financial statements.

7

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health care (continued)
Pharmaceuticals (continued)
Abbott Laboratories, 5.875%, 5/15/2016	A1	$500,000	$515,016
Wyeth[6], 5.50%, 3/15/2013	A3	1,240,000	1,248,023
Total Health Care			3,025,874

Industrials - 6.07%
Aerospace & Defense - 0.55%
Boeing Capital Corp., 6.50%, 2/15/2012	A2	1,175,000	1,238,897

Air Freight & Logistics - 0.56%
FedEx Corp., 3.50%, 4/1/2009	Baa2	1,310,000	1,258,179

Airlines - 1.13%
Southwest Airlines Co., 5.25%, 10/1/2014	Baa1	2,630,000	2,540,435

Industrial Conglomerates - 1.46%
General Electric Capital Corp., 3.75%, 4/9/2008 (EUR)	Aaa	1,215,000	1,597,923
General Electric Capital Corp., 6.75%, 3/15/2032	Aaa	1,460,000	1,672,106
			3,270,029

Machinery - 0.54%
John Deere Capital Corp., 7.00%, 3/15/2012	A3	1,125,000	1,203,903

Road & Rail - 1.11%
CSX Corp., 6.75%, 3/15/2011	Baa2	1,585,000	1,664,239
Union Pacific Corp., 6.65%, 1/15/2011	Baa2	785,000	820,428
			2,484,667

Trading Companies & Distributors - 0.72%
United Rentals North America, Inc., 7.00%, 2/15/2014	B3	1,650,000	1,619,063
Total Industrials			13,615,173

Information Technology - 1.52%
Communications Equipment - 1.52%
Cisco Systems, Inc., 5.25%, 2/22/2011	A1	775,000	776,944
Corning, Inc., 6.20%, 3/15/2016	Baa2	2,590,000	2,636,913
Total Information Technology			3,413,857

Materials - 0.72%
Metals & Mining - 0.72%
Alcoa, Inc., 7.375%, 8/1/2010	A2	1,505,000	1,604,399

Utilities - 3.56%
Electric Utilities - 2.61%
Allegheny Energy Supply Co. LLC [4,7], 8.25%, 4/15/2012	Ba3	1,180,000	1,295,050
American Electric Power Co., Inc., 5.375%, 3/15/2010	Baa2	1,275,000	1,273,819
Exelon Generation Co. LLC, 5.35%, 1/15/2014	Baa1	3,355,000	3,286,192
			5,855,061

The accompanying notes are an integral part of the financial statements.

8

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Independent Power Producers & Energy Traders - 0.54%
TXU Energy Co., 7.00%, 3/15/2013	Baa2	$1,155,000	$1,208,544

Multi-Utilities - 0.41%
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	Baa3	770,000	854,323
Duke Energy Field Services LLC (now known as DCP Midstream LP), 7.875%, 8/16/2010	Baa2	30,000	32,269
Sempra Energy, 7.95%, 3/1/2010	Baa1	30,000	32,186
			918,778
Total Utilities			7,982,383

Total Non-Convertible Corporate Bonds
(Identified Cost $69,166,742)			68,850,390

TOTAL CORPORATE BONDS
(Identified Cost $77,153,323)			77,527,552

FOREIGN BONDS - 1.46%
Financials - 1.46%
Commercial Banks - 1.46%
Depfa ACS Bank, 0.75%, 9/22/2008 (Ireland) (JPY) (Note 7)	Aaa	180,000,000	1,512,737
MBNA Europe Funding plc, 3.00%, 2/7/2008 (United Kingdom) (EUR) (Note 7)	Aa1	1,350,000	1,763,302

TOTAL FOREIGN BONDS
(Identified Cost $3,259,829)			3,276,039

SUPRANATIONAL OBLIGATIONS - 0.72%
International Bank for Reconstruction and Development, 2.00%, 2/18/2008 (JPY) (Note 7)
(Identified Cost $1,725,566)	Aaa	190,000,000	1,618,598

U.S. GOVERNMENT AGENCIES - 53.57%
Mortgage-Backed Securities - 50.86%
Fannie Mae, Pool #244510, 5.50%, 12/1/2008		7,189	7,179
Fannie Mae, Pool #190549, 5.50%, 1/1/2009		8,771	8,763
Fannie Mae, Pool #50972, 5.50%, 1/1/2009		8,614	8,602
Fannie Mae, Pool #663794, 5.50%, 9/1/2017		138,016	138,345
Fannie Mae, Pool #555389, 5.50%, 4/1/2018		556,584	557,912
Fannie Mae, Pool #697020, 5.50%, 5/1/2018		43,837	43,921
Fannie Mae, Pool #741610, 5.50%, 9/1/2018		435,608	436,440
Fannie Mae, Pool #761280, 5.50%, 2/1/2019		134,534	134,631
Fannie Mae, Pool #725793, 5.50%, 9/1/2019		632,503	633,711
Fannie Mae, Pool #741552, 6.50%, 9/1/2033		567,455	579,319
Fannie Mae, Pool #747607, 6.50%, 11/1/2033		90,685	92,581
Fannie Mae, Pool #776452, 6.50%, 1/1/2034		45,931	46,892
Fannie Mae, Pool #765848, 6.50%, 2/1/2034		70,508	71,905

The accompanying notes are an integral part of the financial statements.

9

Investment Portfolio - December 31, 2006

	Principal	Value
	Amount	(Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Mortgage-Backed Securities (continued)
Fannie Mae, Pool #766304, 6.50%, 3/1/2034	$69,811	$71,195
Fannie Mae, Pool #725686, 6.50%, 7/1/2034	159,190	162,838
Fannie Mae, Pool #782769, 6.50%, 7/1/2034	640,342	653,030
Fannie Mae, Pool #786281, 6.50%, 7/1/2034	49,317	50,294
Fannie Mae, Pool #786692, 6.50%, 8/1/2034	62,037	63,266
Fannie Mae, Pool #799657, 6.50%, 11/1/2034	403,034	411,021
Fannie Mae, Pool #812185, 4.50%, 2/1/2035	433,322	406,185
Fannie Mae, Pool #815409, 4.50%, 2/1/2035	215,673	202,167
Fannie Mae, Pool #815926, 4.50%, 4/1/2035	973,221	912,274
Fannie Mae, TBA[8], 5.00%, 1/15/2022	6,055,000	5,950,927
Fannie Mae, TBA[8], 4.50%, 2/15/2022	7,284,000	7,022,228
Fannie Mae, TBA[8], 5.00%, 1/15/2037	13,037,000	12,584,772
Fannie Mae, TBA[8], 5.50%, 1/15/2037	20,029,000	19,791,156
Fannie Mae, TBA[8], 6.00%, 1/15/2037	7,683,000	7,733,416
Federal Home Loan Mortgage Corp., Pool #M90974, 4.50%, 3/1/2010	530,220	521,326
Federal Home Loan Mortgage Corp., Pool #E00593, 5.50%, 11/1/2013	17,580	17,645
Federal Home Loan Mortgage Corp., Pool #E91213, 5.50%, 9/1/2017	81,947	82,086
Federal Home Loan Mortgage Corp., Pool #B11112, 5.50%, 11/1/2018	497,203	497,832
Federal Home Loan Mortgage Corp., Pool #B11862, 5.50%, 1/1/2019	238,459	238,760
Federal Home Loan Mortgage Corp., Pool #B16144, 5.50%, 8/1/2019	161,999	162,027
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019	1,201,391	1,201,603
Federal Home Loan Mortgage Corp., Pool #815122, 5.50%, 4/1/2020	166,834	166,805
Federal Home Loan Mortgage Corp., Pool #A22067, 6.50%, 5/1/2034	11,898	12,130
Federal Home Loan Mortgage Corp., Pool #A25775, 6.50%, 8/1/2034	676,884	690,093
Federal Home Loan Mortgage Corp., Pool #G01741, 6.50%, 10/1/2034	585,951	599,115
Federal Home Loan Mortgage Corp., Pool #G01782, 6.50%, 2/1/2035	485,404	495,425
Federal Home Loan Mortgage Corp., TBA[8], 5.00%, 2/15/2022	4,961,000	4,871,082
Federal Home Loan Mortgage Corp., TBA[8], 4.50%, 3/15/2022	7,901,000	7,607,178

The accompanying notes are an integral part of the financial statements.

10

Investment Portfolio - December 31, 2006

	Principal Amount/	Value
	Shares	(Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp., TBA[8], 5.00%, 1/15/2037	$9,066,000	$8,745,861
Federal Home Loan Mortgage Corp., TBA[8], 5.50%, 1/15/2037	11,680,000	11,548,600
Federal Home Loan Mortgage Corp., TBA[8], 6.00%, 1/15/2037	4,296,000	4,326,880
GNMA, Pool #487193, 5.00%, 4/15/2020	654,078	645,881
GNMA, Pool #563559, 6.50%, 4/15/2032	672,097	690,510
GNMA, Pool #552765, 6.50%, 9/15/2032	830,243	852,988
GNMA, TBA[8], 5.50%, 1/15/2037	5,368,000	5,341,160
GNMA, TBA[8], 6.00%, 1/15/2037	3,237,000	3,281,509
GNMA, TBA[8], 5.00%, 2/15/2037	2,701,000	2,625,880

Total Mortgage-Backed Securities
(Identified Cost $114,960,620)		113,997,346

Other Agencies - 2.71%
Federal Home Loan Mortgage Corp., 6.25%, 7/15/2032
(Identified Cost $5,753,666)	5,275,000	6,070,734

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $120,714,286)		120,068,080

SHORT-TERM INVESTMENTS - 54.37%
Dreyfus Treasury Cash Management - Institutional Shares	5,750,121	5,750,121
Fannie Mae Discount Note, 1/10/2007	$60,000,000	59,922,750
Fannie Mae Discount Note, 1/12/2007	9,500,000	9,483,760
Fannie Mae Discount Note, 1/16/2007	5,000,000	4,988,764
Fannie Mae Discount Note, 2/14/2007	9,000,000	8,945,232
Federal Home Loan Bank Discount Note, 1/10/2007	4,000,000	3,994,850
Federal Home Loan Bank Discount Note, 1/19/2007	4,500,000	4,488,480
Federal Home Loan Bank Discount Note, 1/30/2007	3,000,000	2,987,554
Federal Home Loan Bank Discount Note, 2/9/2007	6,000,000	5,966,231
Federal Home Loan Bank Discount Note, 3/16/2007	8,000,000	7,918,080
Freddie Mac Discount Note, 3/13/2007	7,500,000	7,426,403

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $121,868,384)		121,872,225

TOTAL INVESTMENTS - 144.71%
(Identified Cost $324,721,388)		324,362,494

LIABILITIES, LESS OTHER ASSETS - (44.71%)		(100,217,700)

NET ASSETS - 100%		$224,144,794

The accompanying notes are an integral part of the financial statements.

11

Investment Portfolio - December 31, 2006

1Credit ratings from Moody's (unaudited).
2Credit ratings from S&P (unaudited).
3The coupon rate is a floating rate and is subject to change quarterly. The coupon rate stated is the rate as of December 31, 2006.
4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities amount to $3,045,050, or 1.4%, of the Series' net assets as of December 31, 2006.
5This security was acquired on June 22, 2006 at a cost of $1,750,000 ($100.00 per share) and has been determined to be illiquid under guidelines established by the Board of Directors.
6The coupon rate will increase with every ratings downgrade and decrease with every ratings upgrade. The coupon rate stated is the rate as of December 31, 2006.
7This security has been sold under rule 144A and has been determined to be liquid under guidelines established by the Board of Directors.
8Securities purchased on a forward commitment or when-issued basis. TBA - to be announced.

The accompanying notes are an integral part of the financial statements.

12

Statement of Assets and Liabilities

December 31, 2006

ASSETS:

Investments, at value (identified cost, $324,721,388) (Note 2)	$324,362,494
Foreign currency, at value (cost $80,850)	79,565
Interest receivable	1,747,336
Receivable for fund shares sold	635,141
Dividends receivable	26,048

TOTAL ASSETS	326,850,584

LIABILITIES:

Accrued management fees (Note 3)	132,611
Accrued fund accounting and transfer agent fees (Note 3)	14,239
Accrued Chief Compliance Officer service fees (Note 3)	437
Accrued directors' fees (Note 3)	206
Payable for purchases of delayed delivery securities (Note 2)	102,315,821
Payable for fund shares repurchased	212,795
Audit fees payable	26,733
Other payables and accrued expenses	2,948

TOTAL LIABILITIES	102,705,790

TOTAL NET ASSETS	$224,144,794

NET ASSETS CONSIST OF:

Capital stock	$224,703
Additional paid-in-capital	224,460,482
Accumulated net realized loss on investments, foreign currency, and other assets and liabilities	(182,764)
Net unrealized depreciation on investments, foreign currency, and other assets and liabilities	(357,627)

TOTAL NET ASSETS	$224,144,794

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($224,144,794/22,470,293 shares)	$9.98

The accompanying notes are an integral part of the financial statements.

13

Statement of Operations

For the Year Ended December 31, 2006

INVESTMENT INCOME:

Interest	$9,288,856
Dividends	259,139

Total Investment Income	9,547,995

EXPENSES:

Management fees (Note 3)	1,396,362
Fund accounting and transfer agent fees (Note 3)	173,893
Directors' fees (Note 3)	7,050
Chief Compliance Officer service fees (Note 3)	6,049
Custodian fees	15,500
Miscellaneous	63,967

Total Expenses	1,662,821

NET INVESTMENT INCOME	7,885,174

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments	1,098,165
Foreign currency and other assets and liabilities	(76,382)
1,021,783

Net change in unrealized depreciation on -
Investments	295,078
Foreign currency and other assets and liabilities	1,267
296,345

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	1,318,128

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,203,302

The accompanying notes are an integral part of the financial statements.

14

Statements of Changes in Net Assets

	For the	For the Period
	Year Ended	4/21/05[1] to
	12/31/06	12/31/05

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$7,885,174	$3,730,929
Net realized gain (loss) on investments and foreign currency	1,021,783	(1,280,929)
Net change in unrealized depreciation on investments and foreign currency	296,345	(653,972)

Net increase from operations	9,203,302	1,796,028

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(7,841,271)	(3,700,853)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	47,188,672	177,498,916

Net increase in net assets	48,550,703	175,594,091

NET ASSETS:

Beginning of period	175,594,091	-

End of period (including undistributed net investment income of $0 and $30,076, respectively)	$224,144,794	$175,594,091

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

15

Financial Highlights

	For the	For the Period
	Year Ended	4/21/05[1] to
	12/31/06	12/31/05

Per share data (for a share outstanding throughout
each period):

Net asset value - Beginning of period	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.37	0.22
Net realized and unrealized gain (loss) on investments	0.08	(0.12)

Total from investment operations	0.45	0.10

Less distributions to shareholders:
From net investment income	(0.36)	(0.21)

Net asset value - End of period	$9.98	$9.89

Total return[2]	4.59%	1.04%

Ratios (to average net assets)/Supplemental Data:
Expenses	0.83%	0.88%[3]
Net investment income	3.95%	3.12%[3]

Portfolio turnover	315%	290%

Net assets - End of period (000's omitted)	$224,145	$175,594

1Commencement of operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.
3Annualized.

The accompanying notes are an integral part of the financial statements.

16

Notes to Financial Statements

1. ORGANIZATION

Core Plus Bond Series (the "Series") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Fund"), formerly Exeter Fund, Inc. The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term total return by investing primarily in bonds and other financial instruments, including derivatives, with economic characteristics similar to bonds.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2006, 1.16 billion shares have been designated in total among 21 series, of which 75 million have been designated as Core Plus Bond Series Class A common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Debt securities, including government bonds, foreign bonds, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund’s pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily. Dividend income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates.

17

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation (continued)
Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment
The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. The Series had TBA dollar rolls outstanding as of December 31, 2006, which are included in Payable for Purchases of Delayed Delivery Securities on the Statement of Assets and Liabilities.

Restricted Securities
Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities
A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

18

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2008, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 0.90% of average daily net assets each year. For the year ended December 31, 2006, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

19

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

For fund accounting and transfer agent services, through October 31, 2006, the Fund paid the Advisor an annual fee of 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2006, the fee rates were reduced as follows: 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2006, purchases and sales of securities, other than United States Government securities and short-term securities, were $60,166,115 and $46,990,395, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $552,106,080 and $529,792,321, respectively.

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Core Plus Bond Series were:

			For the period 4/21/05
	For the Year		(commencement of operations)
	Ended 12/31/06		to 12/31/05
	Shares	Amount	Shares	Amount
Sold	4,918,606	$49,160,159	18,018,997	$180,249,999
Reinvested	767,956	7,681,140	366,846	3,613,437
Repurchased	(968,235)	(9,652,627)	(633,877)	(6,364,520)
Total	4,718,327	$47,188,672	17,751,966	$177,498,916

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2006.

20

Notes to Financial Statements

7. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

		For the Period 4/21/05
	For the Year	(commencement of
	Ended 12/31/06	operations) to 12/31/05

Ordinary income	$7,841,271	$3,700,853

For the year ended December 31, 2006, the Series elected to defer $67,185 of capital losses attributable to Post-October losses.

At December 31, 2006, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$324,721,388

Unrealized appreciation	$1,811,761
Unrealized depreciation	(2,170,655)

Net unrealized depreciation	$(358,894)
Capital loss carryover	115,579

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2013.

9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken

21

Notes to Financial Statements

9. RECENT ACCOUNTING PRONOUNCEMENTS (continued)

or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 needs to be implemented no later than the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Series' financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Plus Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the "Series") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Columbus, Ohio
February 9, 2007

23

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) annual in-person meeting, held on November 16, 2006, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

24

Renewal of Investment Advisory Agreement (unaudited)

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	59
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director -
Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group
(restaurants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

26

Directors' and Officers' Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc. Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate
Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

27

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28

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29

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site  http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov
On the Advisor’s web site                     http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

30

Manning & Napier Fund, Inc.
Diversified Tax Exempt Series
Annual Report
December 31, 2006

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Interest rates rise and interest rates fall; when they do, so too do the market prices of fixed income securities. The one difference is that when interest rates rise, prices fall and vice versa. Over the long-term, however, the total returns generated by most municipal bonds track their coupons, or more specifically, their yields to maturity. What was interesting about 2006 is that this long-term tendency presented itself over a much shorter time period. Municipal bond investors essentially earned their coupons in 2006; total returns tracked coupons pretty closely with short-term municipal yields modestly higher (about 30 basis points (i.e., 0.30%)) at the end of the year compared to where they started the year, and long-term municipal yields modestly lower. Given that, the Diversified Tax Exempt Series performed relatively well over the past 12 months.

While they are not explicitly tied to the U.S. Treasury markets, like all non-government sectors of the fixed income markets, municipal bonds take their cue from what happens there. In 2006, short-term U.S. Treasury yields moved sharply higher, almost a full percentage point, as the Federal Reserve (the “Fed”) pushed its Fed Funds target up from 4.25% to 5.25% during the first six months of the year. The Fed Funds target remained unchanged during the second half of 2006. Short- to intermediate-term yields moved slightly higher during the year, as did long-term U.S. Treasury yields. This differed from what happened in the municipal bond market.

During the first quarter of the year, the Fed raised the Fed Funds target because it was concerned about the inflationary effects of a run-up in commodity prices. Crude oil traded very close to $70 a barrel and the Commodity Research Bureau Raw Industrials Index rose more than 5% during the first three months of the year. The Fed was also concerned about the inflationary effects of the increases in “resource utilization,” primarily in the labor markets. The actions of the Fed and the economic environment pushed rates higher across the entire yield curve.

During the second quarter of the year, a modest acceleration in the rate of inflation showed up in the inflation measures themselves. At the end of May, the Consumer Price Index (CPI) was growing at a year over year rate of 4.1%, a bit faster than its 3.4% growth rate in December of 2005. Looking at the same measure in a slightly different fashion, the annualized growth rate through the first five months of 2006 was 5.1%. Through May, the CPI was only rising at an annualized rate of 3.6%.

Given the volatility associated with the food and energy components of the inflation indices, the “core” rate of inflation, the index excluding its food and energy components, has become increasingly important. During the second quarter, the core rate of inflation had also accelerated; it was up 2.4% year over year in May, slightly higher than its December reading of 2.2%. Unfortunately, the annualized readings were more troubling. Through the first five months of 2005, the core CPI measure annualized at a 2.4% rate; through the first five months of 2006, it was annualizing at 3.1%. Once again, interest rates moved higher across the entire yield curve.

Things began to change during the third quarter of the year with emerging signs that inflation pressures were receding. The Fed responded by leaving the Fed Funds target unchanged at both of its meetings during the quarter. The Fed was quite straightforward when it mentioned in its August press release that “inflation pressures seem likely to moderate over time, reflecting contained inflation expectations and the cumulative effects of monetary policy.” As for economic evidence of “the cumulative effects of monetary policy,” they were fairly widespread. Various indices related to economic growth rolled over during the quarter, and the Fed’s prior policy actions definitely played a role in the universally weak readings associated with the housing market. With the Fed on hold, short-term interest rates held steady, and intermediate- and longer-term interest rates moved sharply lower.

The Fed stayed on the same policy path during the fourth quarter, deciding at both of its meetings to leave the Fed Funds target unchanged. The reasoning remained the same, “inflation pressures seem likely to moderate over time.” However as the quarter progressed, there were subtle signs that the economic environment was holding just fine. The number of new jobs created each month grew throughout the quarter. The improving labor market, along with lower oil prices, translated into higher levels of consumer confidence. And as consumer spirits rose, same store sales picked back up after a miserable year over year reading in October. Short-term interest rates remained stable with the Fed on hold; after declining early in the quarter, longer-term interest rates retraced some of those gains as the year came to a close.

Management Discussion and Analysis (unaudited)

While the short-end of the municipal market tracked what was occurring in the U.S. Treasury market, longer-term municipals did not follow suit for a couple of reasons. First, tax receipts at the municipal level came in quite strong, causing municipal credit quality to improve, and the effect of that was most noticeable on the longer end of the municipal yield curve. Longer-term municipals also benefited from solid demand at the individual investor level.

As for the actual performance of the Diversified Tax Exempt Series in 2006, it came in at 3.94%. That was better than the Merrill Lynch 1-12 Year Municipal Bond Index, which returned 3.77% in 2006.  The outperformance in the Series can be traced to its 2006 purchases of longer-term bonds, which benefited from the modest rate declines on that sector of the curve.

Over the longer-term interest rates and spreads will fluctuate; sometimes the cyclical and/or policy pressures will push them both higher, sometimes they will push both lower, and other times, like last year, all of the various factors will be a bit of a wash. The key to investment success requires the investor to focus on the secular (non-cyclical) trends and the fundamental forces that drive each, an approach that we apply to all of our investment decisions

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

Performance Update as of December 31, 2006 (unaudited)

	Average Annual Total Returns
	As of December 31, 2006
	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Manning & Napier Fund, Inc. - Diversified Tax Exempt Series[2]	3.94%	4.81%	4.87%	4.80%

Merrill Lynch 1-12 Year Municipal Bond Index[3]	3.77%	4.83%	5.26%	5.21%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified Tax Exempt Series for the ten years ended December 31, 2006 to the Merrill Lynch 1-12 Year Municipal Bond Index.

Data for line graph to follow:

	Manning & Napier Fund, Inc.	Merrill Lynch
Date	Diversified Tax Exempt Series[2]	1-12 Year Municipal Bond Index
12/31/96	$10,000	$10,000
12/31/97	10,792	10,769
12/31/98	11,385	11,444
12/31/99	10,854	11,443
12/31/00	12,256	12,546
12/31/01	12,712	13,192
12/31/02	13,882	14,574
12/31/03	14,528	15,276
12/31/04	15,080	15,802
12/31/05	15,472	16,097
12/31/06	16,081	16,703

1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series' inception date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged, market weighted index comprised of investment grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06-12/31/06
Actual	$1,000.00	$1,046.20	$3.35
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.93	$3.31

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

Portfolio Composition as of December 31, 2006 (unaudited)

Data for pie chart to follow:

Bond Types1

Certificate of Participation	1.6%
General Obligation Bonds	68.2%
Revenue Bonds	24.8%
Special Tax	0.3%
Tax Allocation	1.0%
Cash, short-term investments, and other assets, less liabilities	4.1%

1As a percentage of net assets.

Credit Quality Ratings2,3

Aaa	83.7%
Aa	11.4%
A	0.8%
Unrated investments, such as cash, short-term investments, and other assets, less liabilities	4.1%

2As a percentage of net assets.
3Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

Top Ten States4

Michigan	4.9%
Ohio	4.8%
New Jersey	4.7%
Washington	4.6%
Texas	4.4%
New York	4.1%
Illinois	3.9%
Pennsylvania	3.5%
California	3.4%
Nevada	3.4%

4As a percentage of total investments.

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
MUNICIPAL SECURITIES - 95.9%

Alabama - 2.2%
Bessemer Governmental Utility Services Corp., Water Supply, Revenue Bond, MBIA, 5.20%, 6/1/2024	Aaa	$500,000	$518,755
Birmingham, Capital Improvement, G.O. Bond, Series B, AMBAC, 5.00%, 12/1/2032	Aaa	1,005,000	1,046,205
Fort Payne Waterworks Board, Revenue Bond, AMBAC, 3.50%, 7/1/2015	Aaa	665,000	643,747
Hoover Board of Education, Capital Outlay Warrants, Special Tax Warrants, MBIA, 5.25%, 2/15/2017	Aaa	500,000	527,240
Mobile County Board of School Commissioners, Capital Outlay Warrants, Prerefunded Balance, G.O. Bond, Series B, AMBAC, 5.00%, 3/1/2018	Aaa	500,000	525,680
Odenville Utilities Board Water, Revenue Bond, MBIA, 4.30%, 8/1/2028	Aaa	500,000	501,215
			3,762,842

Alaska - 0.3%
Alaska Municipal Banking Authority, Revenue Bond, MBIA, 4.10%, 6/1/2017	Aaa	455,000	458,731

Arizona - 2.5%
Phoenix, G.O. Bond, Series B, 4.20%, 7/1/2021	Aa1	1,500,000	1,498,050
Salt River Project, Agricultural Impt. & Power District, Certificate of Participation, MBIA, 5.00%, 12/1/2011	Aaa	1,500,000	1,582,830
Yuma County Library District, G.O. Bond, Series A, AMBAC, 4.50%, 7/1/2035	Aaa	1,200,000	1,200,000
			4,280,880

California - 3.4%
California State, G.O. Bond, 5.25%, 2/1/2023	A1	500,000	562,815
California State, G.O. Bond, 4.75%, 12/1/2028	A1	795,000	802,958
Chula Vista Elementary School District, G.O. Bond, Series F, MBIA, 4.80%, 8/1/2024	Aaa	435,000	452,657
Chula Vista Elementary School District, G.O. Bond, Series F, MBIA, 4.875%, 8/1/2025	Aaa	425,000	443,462
Oak Valley Hospital District, G.O. Bond, FGIC, 4.50%, 7/1/2025	Aaa	1,395,000	1,403,816
Richmond Joint Powers Financing Authority, Tax Allocation, Series A, MBIA, 5.25%, 9/1/2025	Aaa	1,570,000	1,676,258
Wiseburn School District, Prerefunded Balance, G.O. Bond, Series A, FGIC, 5.25%, 8/1/2016	Aaa	330,000	339,831
			5,681,797

Colorado - 2.6%
Broomfield Water Activity, Enterprise Water, Revenue Bond, MBIA, 5.00%, 12/1/2015	Aaa	700,000	745,339

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

Colorado (continued)
Colorado Water Resources & Power Development Authority, Water Resource, Revenue Bond, Series D, FSA, 4.375%, 8/1/2035	Aaa	$1,420,000	$1,391,557
Commerce City, Certificate of Participation, AMBAC, 4.75%, 12/15/2032	AAA[2]	1,000,000	1,030,410
Denver City & County School District No. 1, Prerefunded Balance, G.O. Bond, FGIC, 5.00%, 12/1/2023	Aaa	895,000	937,754
Denver City & County School District No. 1, Unrefunded Balance, G.O. Bond, FGIC, 5.00%, 12/1/2023	Aaa	105,000	109,036
El Paso County School District No. 020, G.O. Bond, Series A, MBIA, 6.20%, 12/15/2007	Aaa	160,000	163,899
			4,377,995

Connecticut - 0.9%
Stamford, G.O. Bond, 4.40%, 2/15/2026	Aaa	1,545,000	1,556,325

Delaware - 2.3%
Delaware Transportation Authority, Revenue Bond, MBIA, 5.00%, 7/1/2011	Aaa	1,000,000	1,055,620
New Castle County, G.O. Bond, Series A, 4.25%, 7/15/2025	Aaa	1,500,000	1,490,460
New Castle County, G.O. Bond, Series A, 4.25%, 7/15/2026	Aaa	1,265,000	1,251,717
			3,797,797

Florida - 3.2%
Florida State Board of Education, Capital Outlay, Prerefunded Balance, G.O. Bond, Series A, 5.00%, 6/1/2027	Aaa	750,000	761,768
Florida State Board of Education, Capital Outlay, Public Education, G.O. Bond, Series A, FSA, 4.50%, 6/1/2025	Aaa	1,280,000	1,295,181
Florida State Board of Education, Capital Outlay, Public Education, G.O. Bond, Series C, AMBAC, 5.00%, 6/1/2011	Aaa	425,000	447,746
Florida State Department of Transportation, G.O. Bond, 5.00%, 7/1/2027	Aa1	1,000,000	1,053,850
Florida State, Jacksonville Transportation, Prerefunded Balance, G.O. Bond, Series A, 5.00%, 7/1/2027	Aa1	710,000	721,978
Miami-Dade County, Educational Facilities Authority, Revenue Bond, Series A, AMBAC, 5.00%, 4/1/2015	Aaa	510,000	548,964
Tohopekaliga Water Authority, Utility System, Revenue Bond, Series A, FSA, 5.00%, 10/1/2028	Aaa	510,000	538,356
			5,367,843

Georgia - 3.1%
Atlanta, Prerefunded Balance, G.O. Bond, 5.60%, 12/1/2018	Aa3	350,000	357,532
Atlanta, Water & Wastewater, Revenue Bond, Series A, MBIA, 5.00%, 11/1/2033	Aaa	310,000	324,449

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

Georgia (continued)
Atlanta, Water & Wastewater, Revenue Bond, FSA, 5.00%, 11/1/2043	Aaa	$1,500,000	$1,572,210
Georgia State, G.O. Bond, Series B, 5.65%, 3/1/2012	Aaa	200,000	219,082
Georgia State, G.O. Bond, Series B, 4.00%, 3/1/2022	Aaa	1,270,000	1,250,061
Madison Water & Sewer, Revenue Bond, AMBAC, 4.625%, 7/1/2030	Aaa	1,000,000	1,007,690
Rockdale County, Water & Sewer Authority, Prerefunded Balance, Revenue Bond, FSA, 5.00%, 7/1/2022	Aaa	450,000	462,010
			5,193,034

Hawaii - 0.2%
Hawaii State, G.O. Bond, Series CH, 6.00%, 11/1/2007	Aa2	260,000	265,052

Illinois - 3.9%
Chicago, G.O. Bond, Series A, FSA, 4.75%, 1/1/2038	Aaa	1,500,000	1,536,450
Chicago, G.O. Bond, Series A, MBIA, 5.00%, 1/1/2034	Aaa	830,000	864,478
Chicago, Prerefunded Balance, G.O. Bond, FGIC, 5.25%, 1/1/2027	Aaa	250,000	258,988
Chicago Neighborhoods Alive 21 Program, Prerefunded Balance, G.O. Bond, FGIC, 5.375%, 1/1/2026	Aaa	500,000	530,915
Cook County, G.O. Bond, Series A, FGIC, 5.00%, 11/15/2022	Aaa	750,000	770,917
Illinois State, Certificate of Participation, Series 1995 A, MBIA, 5.60%, 7/1/2010	Aaa	100,000	101,646
Illinois State, G.O. Bond, 5.00%, 12/1/2027	Aa3	600,000	626,514
Madison & St. Clair Counties School District No. 010 Collinsville, School Building, Prerefunded Balance, G.O. Bond, FGIC, 5.125%, 2/1/2019	Aaa	500,000	527,565
Rock Island County School District No. 041 Rock Island, G.O. Bond, FSA, 5.125%, 12/1/2015	Aaa	200,000	205,048
Springfield Electric, Revenue Bond, MBIA, 5.00%, 3/1/2035	Aaa	1,000,000	1,058,760
			6,481,281

Indiana - 1.8%
Frankfort High School Elementary School Building Corp., Revenue Bond, FSA, 4.75%, 7/15/2025	AAA[2]	1,500,000	1,555,920
La Porte County, G.O. Bond, FGIC, 5.20%, 1/15/2018	Aaa	300,000	320,313
Monroe County Community School Corp., Prerefunded Balance, Revenue Bond, MBIA, 5.25%, 7/1/2016	Aaa	125,000	127,510
Noblesville Sewage Works, Revenue Bond, AMBAC, 5.00%, 1/1/2024	Aaa	550,000	579,942
North Lawrence Indiana Community Schools Building Corp., Revenue Bond, FSA, 5.00%, 7/15/2020	Aaa	450,000	475,681
			3,059,366

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

Iowa - 2.5%
Indianola Community School District, G.O. Bond, FGIC, 5.20%, 6/1/2021	Aaa	$425,000	$457,257
Iowa City Community School District, G.O. Bond, FSA, 4.00%, 6/1/2018	Aaa	425,000	422,909
Iowa City, Sewer, Revenue Bond, MBIA, 5.75%, 7/1/2021	Aaa	250,000	250,403
Polk County, G.O. Bond, Series C, 4.00%, 6/1/2017	Aa1	995,000	995,736
Polk County, G.O. Bond, Series C, 4.125%, 6/1/2025	Aa1	2,075,000	2,000,881
			4,127,186

Kansas - 2.7%
Johnson County Unified School District No. 229, Prerefunded Balance, G.O. Bond, Series A, 5.00%, 10/1/2014	Aa1	220,000	222,279
Johnson County Unified School District No. 231, Prerefunded Balance, G.O. Bond, Series A, FGIC, 5.75%, 10/1/2016	Aaa	500,000	528,335
Johnson & Miami Counties Unified School District No. 230, G.O. Bond, FGIC, 4.00%, 9/1/2022	Aaa	1,000,000	974,910
Sedgwick County Unified School District No. 265, G.O. Bond, FSA, 5.00%, 10/1/2025	Aaa	1,090,000	1,165,624
Shawnee County Unified School District No. 450, Shawnee Heights, G.O. Bond, FSA, 4.20%, 9/1/2020	Aaa	700,000	700,266
Shawnee County Unified School District No. 450, Shawnee Heights, G.O. Bond, FSA, 4.25%, 9/1/2021	Aaa	580,000	579,971
Wyandotte County School District No. 204 Bonner Springs, Prerefunded Balance, G.O. Bond, Series A, FSA, 5.375%, 9/1/2015	Aaa	290,000	306,930
Wyandotte County School District No. 204 Bonner Springs, Unrefunded Balance, G.O. Bond, Series A, FSA, 5.375%, 9/1/2015	Aaa	110,000	116,112
			4,594,427

Kentucky - 1.1%
Kentucky State Turnpike Authority, Economic Development, Revenue Bond, AMBAC, 6.50%, 7/1/2008	Aaa	250,000	260,420
Lexington-Fayette Urban County Government, Public Facilities Corp., Revenue Bond, MBIA, 4.00%, 10/1/2018	Aaa	1,655,000	1,649,224
			1,909,644

Louisiana - 1.9%
Caddo Parish Parishwide School District, G.O. Bond, MBIA, 4.35%, 3/1/2026	Aaa	660,000	654,034
Caddo Parish Parishwide School District, G.O. Bond, MBIA, 4.375%, 3/1/2027	Aaa	1,090,000	1,080,561
Lafayette Public Power Authority, Revenue Bond, Series A, AMBAC, 5.00%, 11/1/2012	Aaa	730,000	773,603
New Orleans Sewage Service, Revenue Bond, FGIC, 5.25%, 6/1/2012	Aaa	300,000	304,641

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

Louisiana (continued)
Orleans Parish Parishwide School District, G.O. Bond, Series A, FGIC, 5.125%, 9/1/2016	Aaa	$400,000	$405,020
			3,217,859

Maine - 0.5%
Kennebec Water District, Revenue Bond, FSA, 5.125%, 12/1/2021	Aaa	750,000	768,367

Maryland - 2.0%
Anne Arundel County, Water & Sewer, G.O. Bond, 4.125%, 3/1/2024	Aa1	345,000	338,938
Anne Arundel County, Water & Sewer, G.O. Bond, 4.20%, 3/1/2025	Aa1	1,770,000	1,751,273
Baltimore County, Metropolitan District, G.O. Bond, 4.25%, 9/1/2029	Aaa	1,000,000	989,890
Baltimore, Water Project, Revenue Bond, Series A, FGIC, 5.55%, 7/1/2009	Aaa	260,000	272,360
			3,352,461

Massachusetts - 2.4%
Boston, G.O. Bond, Series A, MBIA, 4.125%, 1/1/2021	Aaa	1,000,000	994,210
Boston, G.O. Bond, Series A, MBIA, 4.125%, 1/1/2022	Aaa	410,000	404,805
Lowell, State Qualified, G.O. Bond, AMBAC, 5.00%, 2/1/2020	Aaa	500,000	530,205
Massachusetts State, G.O. Bond, Series C, AMBAC, 5.75%, 8/1/2010	Aaa	400,000	427,864
Massachusetts State, G.O. Bond, Series D, 5.25%, 10/1/2014	Aa2	1,000,000	1,097,610
Plymouth, G.O. Bond, MBIA, 5.25%, 10/15/2020	Aaa	100,000	106,122
Richmond, G.O. Bond, MBIA, 5.00%, 4/15/2021	Aaa	400,000	423,216
			3,984,032

Michigan - 4.8%
Bendle Public School District, School Building & Site, G.O. Bond, FGIC, 4.50%, 5/1/2028	Aaa	640,000	642,874
Detroit City School District, School Building & Site Impt., G.O. Bond, Series B, FGIC, 5.00%, 5/1/2033	Aaa	750,000	782,197
Detroit Sewer Disposal System, Revenue Bond, Series B, FGIC, 4.625%, 7/1/2034	Aaa	1,500,000	1,507,455
Holly Area School District, G.O. Bond, FGIC, 5.00%, 5/1/2022	Aaa	500,000	511,930
Hudsonville Public Schools, Prerefunded Balance, G.O. Bond, FGIC, 5.15%, 5/1/2027	Aaa	185,000	188,828
Hudsonville Public Schools, Unrefunded Balance, G.O. Bond, FGIC, 5.15%, 5/1/2027	Aaa	40,000	40,645
Lincoln Park School District, Prerefunded Balance, G.O. Bond, FGIC, 5.00%, 5/1/2026	Aaa	125,000	127,344

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

Michigan (continued)
Lincoln Park School District, Unrefunded Balance, G.O. Bond, FGIC, 5.00%, 5/1/2026	Aaa	$355,000	$359,565
Muskegon Water, Revenue Bond, FSA, 4.75%, 5/1/2019	Aaa	565,000	577,261
Oakland County, George W. Kuhn Drain District, G.O. Bond, Series B, 5.375%, 4/1/2021	Aaa	475,000	491,202
Saginaw City School District, School Building & Site, G.O. Bond, FSA, 4.50%, 5/1/2031	Aaa	1,695,000	1,697,475
St. Joseph County, Sewer Disposal Systems - Constantine, G.O. Bond, FSA, 5.00%, 4/1/2012	Aaa	100,000	100,816
Warren Woods Public Schools, School Building & Site, G.O. Bond, FSA, 4.50%, 5/1/2026	Aaa	1,015,000	1,022,653
			8,050,245

Minnesota - 2.3%
Big Lake Independent School District No. 727, G.O. Bond, MBIA, 5.50%, 2/1/2014	Aaa	500,000	500,760
Brooklyn Center Independent School District No. 286, School Building, G.O. Bond, Series A, MBIA, 4.375%, 2/1/2026	Aaa	1,105,000	1,106,193
Hennepin County, G.O. Bond, Series A, 4.50%, 12/1/2025	Aaa	1,500,000	1,526,970
Pine County, G.O. Bond, Series A, FGIC, 4.40%, 2/1/2028	Aaa	555,000	553,468
Western Minnesota Municipal Power Agency, Revenue Bond, 6.625%, 1/1/2016	Aaa	175,000	203,640
			3,891,031

Mississippi - 0.9%
Biloxi Public School District, Revenue Bond, MBIA, 5.00%, 4/1/2017	Aaa	500,000	520,050
De Soto County School District, G.O. Bond, FSA, 5.00%, 2/1/2013	Aaa	1,000,000	1,058,810
			1,578,860

Missouri - 0.4%
Metropolitan St. Louis Sewer District Wastewater System, Revenue Bond, Series A, MBIA, 3.60%, 5/1/2013	Aaa	600,000	596,148

Nevada - 3.4%
Clark County Transportation, G.O. Bond, Series A, FGIC, 4.50%, 12/1/2019	Aaa	500,000	505,590
Clark County Public Facilities, G.O. Bond, Series C, FGIC, 5.00%, 6/1/2024	Aaa	425,000	435,493
Las Vegas Valley Water District, Water Impt., G.O. Bond, Series A, FSA, 4.75%, 6/1/2033	Aaa	1,500,000	1,544,760
Nevada State, Project Nos. 66 & 67, Prerefunded Balance, G.O. Bond, Series A, FGIC, 5.00%, 5/15/2028	Aaa	625,000	637,056

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

Nevada (continued)
Nevada State, Project Nos. 66 & 67, Unrefunded Balance, G.O. Bond, Series A, FGIC, 5.00%, 5/15/2028	Aaa	$125,000	$126,654
North Las Vegas, G.O. Bond, MBIA, 5.00%, 5/1/2024	Aaa	1,500,000	1,603,785
Truckee Meadows, Water Authority, Revenue Bond, Series A, FSA, 5.00%, 7/1/2025	Aaa	750,000	782,527
			5,635,865

New Jersey - 4.7%
East Brunswick Township Board of Education, G.O. Bond, FSA, 4.50%, 11/1/2028	Aaa	835,000	841,622
East Brunswick Township Board of Education, G.O. Bond, FSA, 4.50%, 11/1/2029	Aaa	1,000,000	1,005,750
Essex County, G.O. Bond, Series A, MBIA, 4.50%, 5/1/2031	Aaa	500,000	503,780
Hudson County, G.O. Bond, CIFG, 4.25%, 9/1/2021	Aaa	930,000	933,618
Jersey City Water, Prerefunded Balance, G.O. Bond, FSA, 5.50%, 3/15/2011	Aaa	225,000	230,346
Morris County Impt. Authority, School District, Morris Hills Regional District, Revenue Bond, 3.70%, 10/1/2018	Aaa	540,000	525,393
New Jersey Transportation Trust Fund Authority, Transportation System, Unrefunded Balance, Revenue Bond, Series C, FSA, 5.50%, 12/15/2013	Aaa	1,400,000	1,548,946
South Brunswick Township Board of Education, G.O. Bond, MBIA, 4.125%, 8/1/2012	Aaa	1,200,000	1,229,160
Sparta Township School District, G.O. Bond, FSA, 4.30%, 2/15/2030	Aaa	1,000,000	984,960
			7,803,575

New Mexico - 0.5%
New Mexico Finance Authority, Public Project Revolving Fund, Revenue Bond, Series A, MBIA, 3.25%, 6/1/2013	Aaa	800,000	769,896

New York - 4.1%
Erie County, Public Impt., G.O. Bond, Series A, FGIC, 5.00%, 9/1/2014	Aaa	380,000	405,107
Hampton Bays Union Free School District, G.O.Bond, FSA, 4.375%, 9/15/2029	Aaa	2,225,000	2,230,985
Mount Morris Central School District, G.O. Bond, FGIC, 4.125%, 6/15/2014	Aaa	1,290,000	1,331,048
New York City Municipal Water Finance Authority, Revenue Bond, Series E, FGIC, 5.00%, 6/15/2026	Aaa	750,000	781,597
New York State Urban Development Corp., Revenue Bond, Series B, MBIA, 5.00%, 1/1/2019	AAA[2]	1,000,000	1,080,490
Orange County, G.O. Bond, 5.125%, 9/1/2024	Aa1	500,000	509,955
Spencerport Central School District, G.O. Bond, FSA, 5.00%, 11/15/2012	Aaa	350,000	359,384

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

New York (continued)
Westchester County, Unrefunded Balance, G.O. Bond, 4.75%, 11/15/2016	Aaa	$120,000	$121,292
			6,819,858
North Carolina - 1.9%
Cary, G.O. Bond, 5.00%, 3/1/2018	Aaa	700,000	744,618
Mecklenburg County, Public Impt., G.O. Bond, Series A, 4.125%, 2/1/2022	Aaa	1,455,000	1,446,066
Raleigh, G.O. Bond, 4.40%, 6/1/2017	Aaa	250,000	256,607
Union County, Prerefunded Balance, G.O. Bond, Series B, FGIC, 5.30%, 3/1/2013	Aaa	250,000	263,635
Wilson, G.O. Bond, AMBAC, 5.10%, 6/1/2019	Aaa	400,000	423,772
			3,134,698

North Dakota - 1.1%
Fargo, G.O. Bond, Series A, MBIA, 4.70%, 5/1/2030	Aaa	1,840,000	1,872,936

Ohio - 4.7%
Brookville Local School District, School Impt., G.O. Bond, FSA, 4.125%, 12/1/2026	Aaa	660,000	633,521
Cleveland, Various Purposes, G.O. Bond, MBIA, 5.00%, 12/1/2012	Aaa	1,140,000	1,218,763
Columbus, Limited Tax, G.O. Bond, Series 2, 5.00%, 7/1/2017	Aaa	1,000,000	1,077,720
Columbus City School District, Facilities Construction & Impt., G.O. Bond, FSA, 4.375%, 12/1/2032	Aaa	1,000,000	986,980
Licking Heights Local School District, School Facilities Construction & Impt., G.O. Bond, Series A, MBIA, 5.00%, 12/1/2022	Aaa	1,450,000	1,551,703
Newark City School District, School Impt., G.O. Bond, FGIC, 4.25%, 12/1/2027	Aaa	500,000	490,465
Oak Hills Local School District, Prerefunded Balance, G.O. Bond, MBIA, 5.125%, 12/1/2025	Aaa	490,000	501,520
Ohio State Conservation Project, G.O. Bond, Series A, 5.00%, 3/1/2015	Aa1	1,000,000	1,076,420
Springfield City School District, Prerefunded Balance, G.O. Bond, FGIC, 5.20%, 12/1/2023	Aaa	325,000	349,576
			7,886,668

Oklahoma - 1.6%
Oklahoma City, G.O. Bond, MBIA, 4.25%, 3/1/2023	Aaa	2,000,000	1,988,320
Oklahoma State Turnpike Authority, Prerefunded Balance, Revenue Bond, Series A, FGIC, 5.00%, 1/1/2023	Aaa	750,000	770,580
			2,758,900

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

Oregon - 1.8%
Josephine County Unit School District Three Rivers, Prerefunded Balance, G.O. Bond, FSA, 5.25%, 6/15/2017	Aaa	$825,000	$878,881
Oregon State Board of Higher Education, G.O. Bond, Series B, 5.00%, 8/1/2033	Aa3	1,500,000	1,531,305
Washington County School District No. 015 Forest Grove, Prerefunded Balance, G.O. Bond, FSA, 5.50%, 6/15/2017	Aaa	500,000	537,755
			2,947,941

Pennsylvania - 3.5%
Beaver County, G.O. Bond, MBIA, 5.15%, 10/1/2017	Aaa	300,000	303,063
Jenkintown School District, G.O. Bond, Series A, FGIC, 4.50%, 5/15/2032	Aaa	1,000,000	1,000,900
Pennsylvania State, G.O. Bond, MBIA, 5.00%, 1/1/2011	Aaa	1,500,000	1,575,960
Pennsylvania State Turnpike Commission, Prerefunded Balance, Revenue Bond, AMBAC, 5.375%, 7/15/2019	Aaa	530,000	572,453
Philadelphia, Water & Wastewater, Revenue Bond, MBIA, 5.60%, 8/1/2018	Aaa	20,000	21,931
Plum Boro School District, G.O. Bond, Series A, FGIC, 4.50%, 9/15/2030	AAA[2]	855,000	856,915
Uniontown Area School District, G.O. Bond, FSA, 4.35%, 10/1/2034	AAA[2]	1,500,000	1,467,705
			5,798,927

Rhode Island - 0.6%
Rhode Island Clean Water Finance Agency, Revenue Bond, Series A, MBIA, 5.00%, 10/1/2035	Aaa	1,000,000	1,040,000

South Carolina - 3.1%
Beaufort County School District, Prerefunded Balance, G.O. Bond, Series A, 5.00%, 3/1/2020	Aa1	500,000	525,680
Charleston County, Transportation Sales Tax, G.O. Bond, 5.00%, 11/1/2017	Aa1	1,000,000	1,087,210
Orangeburg County Consolidated School District 5, G.O. Bond, 5.625%, 3/1/2019	Aa1	800,000	843,688
South Carolina, Transportation Infrastructure Bank, Prerefunded Balance, Revenue Bond, Series A, AMBAC, 5.25%, 10/1/2021	Aaa	1,500,000	1,578,690
South Carolina, State Institutional - South Carolina State University, G.O. Bond, Series D, 4.25%, 10/1/2026	Aaa	1,250,000	1,233,475
			5,268,743

South Dakota - 0.4%
Rapid City Area School District No. 51-4, Capital Outlay Certificates, G.O. Bond, FSA, 4.75%, 1/1/2018	Aaa	650,000	657,638

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

Tennessee - 2.1%
Cleveland Water & Sewer, Prerefunded Balance, G.O. Bond, FGIC, 5.35%, 9/1/2023	Aaa	$450,000	$455,189
Rhea County, Prerefunded Balance, G.O. Bond, MBIA, 5.00%, 4/1/2018	Aaa	950,000	999,695
Shelby County, G.O. Bond, Series A, 5.50%, 3/1/2010	Aa2	2,000,000	2,112,040
			3,566,924

Texas - 4.4%
Alamo Community College District, G.O. Bond, Series A, MBIA, 5.00%, 8/15/2024	Aaa	1,020,000	1,088,187
Alvin Independent School District, G.O. Bond, 4.375%, 2/15/2024	Aaa	750,000	743,273
Brazoria County, G.O. Bond, FGIC, 4.75%, 9/1/2011	Aaa	445,000	451,982
Brazos River Authority, Revenue Bond, Series B, FGIC, 4.25%, 12/1/2017	Aaa	1,125,000	1,134,383
Huntsville Independent School District, G.O. Bond, 4.50%, 2/15/2029	Aaa	1,220,000	1,216,547
McKinney Waterworks & Sewer, Revenue Bond, FGIC, 4.75%, 3/15/2024	Aaa	1,000,000	1,027,110
North Texas Municipal Water District, Regional Wastewater, Revenue Bond, FSA, 5.00%, 6/1/2012	Aaa	150,000	150,777
Richardson Independent School District, Prerefunded Balance, G.O. Bond, Series B, 5.00%, 2/15/2021	Aaa	500,000	504,315
San Patricio Municipal Water District, Prerefunded Balance, Revenue Bond, FSA, 5.20%, 7/10/2028	Aaa	490,000	509,022
Waller Consolidated Independent School District, G.O. Bond, 4.75%, 2/15/2023	Aaa	500,000	509,540
			7,335,136
Utah - 1.4%
Mountain Regional Water Special Service District, Revenue Bond, MBIA, 5.00%, 12/15/2030	Aaa	1,240,000	1,310,816
St. George, Parks and Recreation, G.O. Bond, AMBAC, 4.00%, 8/1/2019	Aaa	795,000	783,679
Utah State Building Ownership Authority, Revenue Bond, Series C, FSA, 5.50%, 5/15/2011	Aaa	300,000	321,165
			2,415,660

Virginia - 0.7%
Norfolk, Capital Impt., G.O. Bond, MBIA, 4.375%, 3/1/2024	Aaa	685,000	689,411
Richmond, G.O. Bond, Series B, FSA, 4.75%, 7/15/2023	Aaa	400,000	415,016
Spotsylvania County Water & Sewer Systems, Prerefunded Balance, Revenue Bond, MBIA, 5.25%, 6/1/2016	Aaa	130,000	133,461
			1,237,888

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2006

	Credit	Principal
	Rating[1]	Amount/	Value
	(unaudited)	Shares	(Note 2)

Washington - 4.5%
Franklin County, G.O. Bond, FGIC, 5.125%, 12/1/2022	Aaa	$1,000,000	$1,062,560
King County, G.O. Bond, Series B, MBIA, 5.00%, 1/1/2030	Aaa	400,000	407,508
King County School District No. 411 Issaquah, G.O. Bond, Series A, FSA, 5.25%, 12/1/2018	Aaa	2,420,000	2,645,907
King County, Sewer, Revenue Bond, Series A, MBIA, 4.50%, 1/1/2032	Aaa	1,070,000	1,068,406
Seattle, Drain & Wastewater, Revenue Bond, MBIA, 4.375%, 2/1/2026	Aaa	2,000,000	1,983,320
Washington State, G.O. Bond, Series A, 5.00%, 1/1/2023	Aa1	410,000	414,080
			7,581,781
West Virginia - 0.5%
West Virginia State Water Development Authority, Revenue Bond, Series A, FGIC, 4.25%, 11/1/2026	Aaa	820,000	802,731

Wisconsin - 3.0%
Central Brown County Water Authority, Water Systems, Revenue Bond, AMBAC, 5.00%, 12/1/2035	Aaa	1,500,000	1,579,350
Kenosha, G.O. Bond, Series B, FSA, 5.00%, 9/1/2011	Aaa	765,000	807,947
Oshkosh, Corporate Purposes, G.O. Bond, Series A, FGIC, 5.05%, 12/1/2021	Aaa	450,000	473,949
Stoughton Area School District, G.O. Bond, FGIC, 4.875%, 4/1/2016	Aaa	500,000	520,710
Two Rivers Public School District, Prerefunded Balance, G.O. Bond, FSA, 5.625%, 3/1/2019	Aaa	415,000	439,228
Washington County, Workforce Development Center, G.O. Bond, 3.75%, 3/1/2007	Aa1	25,000	25,003
West De Pere School District, Prerefunded Balance, G.O. Bond, Series A, FSA, 5.25%, 10/1/2017	Aaa	500,000	527,630
Wisconsin State Transportation, Revenue Bond, Series A, FSA, 5.00%, 7/1/2025	Aaa	700,000	745,374
			5,119,191

TOTAL MUNICIPAL SECURITIES
(Identified Cost $157,965,731)			160,808,159

SHORT-TERM INVESTMENTS - 2.4%
Dreyfus Municipal Reserves - Class R
(Identified Cost $4,080,353)		4,080,353	4,080,353

TOTAL INVESTMENTS - 98.3%
(Identified Cost $162,046,084)			164,888,512

OTHER ASSETS, LESS LIABILITIES - 1.7%			2,800,100

NET ASSETS - 100%			$167,688,612

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2006

KEY:
G.O. Bond - General Obligation Bond
Impt. - Improvement
No. - Number

Scheduled principal and interest payments are guaranteed by:
AMBAC (AMBAC Assurance Corp.)
CIFG (CIFG North America, Inc.)
FGIC (Financial Guaranty Insurance Co.)
FSA (Financial Security Assurance)
MBIA (MBIA, Inc.)
The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).
2Credit ratings from S&P (unaudited).

The Series' portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: MBIA - 24.9%; FSA - 23.1%; FGIC - 16.0%.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilites

December 31, 2006

ASSETS:

Investments, at value (identified cost $162,046,084) (Note 2)	$164,888,512
Interest receivable	2,093,101
Receivable for fund shares sold	811,284
Dividends receivable	14,672

TOTAL ASSETS	167,807,569

LIABILITIES:

Accrued management fees (Note 3)	69,177
Accrued fund accounting and transfer agent fees (Note 3)	12,144
Accrued Chief Compliance Officer service fees (Note 3)	429
Accrued directors' fees (Note 3)	191
Audit fees payable	24,701
Payable for fund shares repurchased	7,807
Other payables and accrued expenses	4,508

TOTAL LIABILITIES	118,957

TOTAL NET ASSETS	$167,688,612

NET ASSETS CONSIST OF:

Capital stock	$153,183
Additional paid-in-capital	163,633,379
Undistributed net investment income	1,059,622
Net unrealized appreciation on investments	2,842,428

TOTAL NET ASSETS	$167,688,612

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($167,688,612/15,318,266 shares)	$10.95

The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2006

INVESTMENT INCOME:

Interest	$5,814,982
Dividends	142,400

Total Investment Income	5,957,382

EXPENSES:

Management fees (Note 3)	680,167
Fund accounting and transfer agent fees (Note 3)	140,870
Directors' fees (Note 3)	7,100
Chief Compliance Officer service fees (Note 3)	6,195
Custodian fees	9,400
Miscellaneous	58,774

Total Expenses	902,506

NET INVESTMENT INCOME	5,054,876

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	162,857
Net change in unrealized appreciation on investments	319,437

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	482,294

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,537,170

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/06	12/31/05

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,054,876	$3,656,495
Net realized gain on investments	162,857	104,286
Net change in unrealized appreciation on investments	319,437	(1,163,694)

Net increase from operations	5,537,170	2,597,087

DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

From net investment income	(4,612,559)	(3,408,479)
From net realized gain on investments	(134,415)	(108,954)

Total distributions to shareholders	(4,746,974)	(3,517,433)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	53,933,864	27,443,894

Net increase in net assets	54,724,060	26,523,548

NET ASSETS:

Beginning of year	112,964,552	86,441,004

End of year (including undistributed net investment income of $1,059,622 and $588,863, respectively)	$167,688,612	$112,964,552

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$10.90	$10.99	$11.04	$11.00	$10.54

Income (loss) from investment operations:
Net investment income	0.37	0.37	0.37	0.41	0.44
Net realized and unrealized gain (loss) on investments	0.05	(0.09)	0.04	0.10	0.51

Total from investment operations	0.42	0.28	0.41	0.51	0.95

Less distributions to shareholders:
From net investment income	(0.36)	(0.36)	(0.45)	(0.41)	(0.41)
From net realized gain on investments	(0.01)	(0.01)	(0.01)	(0.06)	(0.08)

Total distributions to shareholders	(0.37)	(0.37)	(0.46)	(0.47)	(0.49)

Net asset value - End of year	$10.95	$10.90	$10.99	$11.04	$11.00

Total return[1]	3.94%	2.60%	3.80%	4.65%	9.21%

Ratios (to average net assets)/Supplemental Data:
Expenses	0.66%	0.71%	0.77%	0.78%	0.82%
Net investment income	3.71%	3.58%	3.63%	3.83%	4.07%

Portfolio turnover	5%	2%	5%	7%	11%

Net assets - End of year (000's omitted)	$167,689	$112,965	$86,441	$63,754	$55,169

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION

Diversified Tax Exempt Series (the "Series") is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”), formerly Exeter Fund, Inc. The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2006, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as Diversified Tax Exempt Series Class A common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily. Dividend income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions of Income and Gains
Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2008, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 0.85% of average daily net assets each year. For the year ended December 31, 2006, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

For fund accounting and transfer agent services, through October 31, 2006, the Fund paid the Advisor an annual fee of 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2006, the fee rates were reduced as follows: 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2006, purchases and sales of securities, other than United States Government securities and short-term securities, were $56,019,381 and $6,632,950, respectively. There were no purchases or sales of United States Government securities.

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Diversified Tax Exempt Series were:

	For the Year Ended 12/31/06		For the Year Ended 12/31/05
	Shares	Amount	Shares	Amount
Sold	5,535,132	$60,276,533	3,259,615	$35,783,025
Reinvested	414,795	4,509,605	306,477	3,340,725
Repurchased	(1,000,001)	(10,852,274)	(1,066,096)	(11,679,856)
Total	4,949,926	$53,933,864	2,499,996	$27,443,894

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2006.

7. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclas-

Notes to Financial Statements

7. FEDERAL INCOME TAX INFORMATION (continued)

sifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 12/31/06	Ended 12/31/05
Ordinary income	$32,274	$-
Tax exempt income	4,580,724	3,408,647
Long-term capital gains	133,976	108,786

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended December 31, 2006. In addition, the Series hereby designates the tax exempt income disclosed above as tax exempt dividends for the year ended December 31, 2006.

At December 31, 2006, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$161,909,088

Unrealized appreciation	$3,283,400
Unrealized depreciation	(303,976)

Net unrealized appreciation	$2,979,424
Undistributed tax exempt income	922,626

8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 needs to be implemented no later than the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Series’ financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the "Series") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Columbus, Ohio
February 9, 2007

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) annual in-person meeting, held on November 16, 2006, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

Renewal of Investment Advisory Agreement (unaudited)

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	59
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director -
Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group
(restaurants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Directors' and Officers' Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc. Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate
Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site  http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov
On the Advisor’s web site                     http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

Manning & Napier Fund, Inc.
New York Tax Exempt Series
Annual Report
December 31, 2006

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Interest rates rise and interest rates fall; when they do, so too do the market prices of fixed income securities. The one difference is that when interest rates rise, prices fall and vice versa. Over the long-term, however, the total returns generated by most municipal bonds track their coupons, or more specifically, their yields to maturity. What was interesting about 2006 is that this long-term tendency presented itself over a much shorter time period. Municipal bond investors essentially earned their coupons in 2006; total returns tracked coupons pretty closely with short-term municipal yields modestly higher (about 30 basis points (i.e., 0.30%)) at the end of the year compared to where they started the year, and long-term municipal yields modestly lower. The New York Tax Exempt Series posted similar performance versus the market over the past 12 months.

While they are not explicitly tied to the U.S. Treasury markets, like all non-government sectors of the fixed income markets, municipal bonds take their cue from what happens there. In 2006, short-term U.S. Treasury yields moved sharply higher, almost a full percentage point, as the Federal Reserve (the “Fed”) pushed its Fed Funds target up from 4.25% to 5.25% during the first six months of the year. The Fed Funds target remained unchanged during the second half of 2006. Short- to intermediate-term yields moved slightly higher during the year, as did long-term U.S. Treasury yields. This differed from what happened in the municipal bond market.

During the first quarter of the year, the Fed raised the Fed Funds target because it was concerned about the inflationary effects of a run-up in commodity prices. Crude oil traded very close to $70 a barrel and the Commodity Research Bureau Raw Industrials Index rose more than 5% during the first three months of the year. The Fed was also concerned about the inflationary effects of the increases in “resource utilization,” primarily in the labor markets. The actions of the Fed and the economic environment pushed rates higher across the entire yield curve.

During the second quarter of the year, a modest acceleration in the rate of inflation showed up in the inflation measures themselves. At the end of May, the Consumer Price Index (CPI) was growing at a year over year rate of 4.1%, a bit faster than its 3.4% growth rate in December of 2005. Looking at the same measure in a slightly different fashion, the annualized growth rate through the first five months of 2006 was 5.1%. Through May, the CPI was only rising at an annualized rate of 3.6%.

Given the volatility associated with the food and energy components of the inflation indices, the “core” rate of inflation, the index excluding its food and energy components, has become increasingly important. During the second quarter, the core rate of inflation had also accelerated; it was up 2.4% year over year in May, slightly higher than its December reading of 2.2%. Unfortunately, the annualized readings were more troubling. Through the first five months of 2005, the core CPI measure annualized at a 2.4% rate; through the first five months of 2006, it was annualizing at 3.1%. Once again, interest rates moved higher across the entire yield curve.

Things began to change during the third quarter of the year with emerging signs that inflation pressures were receding. The Fed responded by leaving the Fed Funds target unchanged at both of its meetings during the quarter. The Fed was quite straightforward when it mentioned in its August press release that “inflation pressures seem likely to moderate over time, reflecting contained inflation expectations and the cumulative effects of monetary policy.” As for economic evidence of “the cumulative effects of monetary policy,” they were fairly widespread. Various indices related to economic growth rolled over during the quarter, and the Fed’s prior policy actions definitely played a role in the universally weak readings associated with the housing market. With the Fed on hold, short-term interest rates held steady, and intermediate- and longer-term interest rates moved sharply lower.

The Fed stayed on the same policy path during the fourth quarter, deciding at both of its meetings to leave the Fed Funds target unchanged. The reasoning remained the same, “inflation pressures seem likely to moderate over time.” However as the quarter progressed, there were subtle signs that the economic environment was holding just fine. The number of new jobs created each month grew throughout the quarter. The improving labor market, along with lower oil prices, translated into higher levels of consumer confidence. And as consumer spirits rose, same store sales picked back up after a miserable year over year reading in October. Short-term interest rates remained stable with the Fed on hold; after declining early in the quarter, longer-term interest rates retraced some of those gains as the year came to a close.

1

Management Discussion and Analysis (unaudited)

While the short-end of the municipal market tracked what was occurring in the U.S. Treasury market, longer-term municipals did not follow suit for a couple of reasons. First, tax receipts at the municipal level came in quite strong, causing municipal credit quality to improve, and the effect of that was most noticeable on the longer end of the municipal yield curve. Longer-term municipals also benefited from solid demand at the individual investor level.

As for the actual performance of the New York Tax Exempt Series in 2006, it came in at 3.48%. That was slightly behind the Merrill Lynch 1-12 Year Municipal Bond Index, which returned 3.77% in 2006.  The Series’ relative underperformance can be attributed to a concentration of higher quality, but lower yielding securities relative to the benchmark.

Over the longer-term interest rates and spreads will fluctuate; sometimes the cyclical and/or policy pressures will push them both higher, sometimes they will push both lower, and other times, like last year, all of the various factors will be a bit of a wash. The key to investment success requires the investor to focus on the secular (non-cyclical) trends and the fundamental forces that drive each, an approach that we apply to all of our investment decisions

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2006 (unaudited)

	Average Annual Total Returns
	As of December 31, 2006
	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Manning & Napier Fund, Inc. - New York Tax Exempt Series[2]	3.48%	4.44%	4.76%	4.60%

Merrill Lynch 1-12 Year Municipal Bond Index[3]	3.77%	4.83%	5.26%	5.19%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York Tax Exempt Series for the ten years ended December 31, 2006 to the Merrill Lynch 1-12 Year Municipal Bond Index.

Data for line graph to follow:

	Manning & Napier Fund, Inc.	Merrill Lynch
Date	New York Tax Exempt Series[2]	1-12 Year Municipal Bond Index
12/31/96	$10,000	$10,000
12/31/97	10,833	10,769
12/31/98	11,432	11,444
12/31/99	10,984	11,443
12/31/00	12,329	12,546
12/31/01	12,816	13,192
12/31/02	14,073	14,574
12/31/03	14,623	15,276
12/31/04	15,037	15,802
12/31/05	15,387	16,097
12/31/06	15,922	16,703

1Performance numbers for the Series and Index are calculated from January 17, 1994, the Series' inception date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged, market weighted index comprised of investment grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06-12/31/06
Actual	$1,000.00	$1,038.90	$3.44
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.83	$3.41

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.67%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition as of December 31, 2006 (unaudited)

Data for pie chart to follow:

Bond Types1

General Obligation Bonds	61.3%
Revenue Bonds	35.3%
Cash, short-term investments, and other assets, less liabilities	3.4%

1As a percentage of net assets.

Credit Quality Ratings2,3

Aaa	89.0%
Aa	6.9%
A	0.3%
Baa	0.4%
Unrated investments, such as cash, short-term investments, and other assets, less liabilities	3.4%

2As a percentage of net assets.
3Based on ratings from Moody's, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series' investment policies.

5

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
NEW YORK MUNICIPAL SECURITIES - 96.6%

Amherst, Public Impt., G.O. Bond, FGIC, 4.625%, 3/1/2007	Aaa	$200,000	$200,348
Arlington Central School District, G.O. Bond, MBIA, 4.625%, 12/15/2024	Aaa	845,000	868,525
Arlington Central School District, G.O. Bond, MBIA, 4.625%, 12/15/2025	Aaa	365,000	374,275
Beacon City School District, G.O. Bond, MBIA, 5.60%, 7/15/2019	Aaa	500,000	529,540
Brookhaven, Public Impt., G.O. Bond, FGIC, 4.00%, 5/1/2023	Aaa	900,000	878,832
Brookhaven, Public Impt., G.O. Bond, FGIC, 4.00%, 5/1/2024	Aaa	815,000	792,090
Buffalo, Prerefunded Balance, G.O. Bond, Series A, AMBAC, 5.20%, 2/1/2010	Aaa	250,000	255,317
Buffalo Fiscal Stability Authority, Sales Tax & State Aid, Revenue Bond, Series B, MBIA, 5.00%, 9/1/2016	Aaa	525,000	570,218
Buffalo Municipal Water Finance Authority, Water Systems, Prerefunded Balance, Revenue Bond, Series A, FGIC, 5.00%, 7/1/2028	Aaa	750,000	773,362
Cattaraugus County, Public Impt., G.O. Bond, AMBAC, 5.00%, 8/1/2007	Aaa	300,000	302,520
Chautauqua County, Public Impt., G.O. Bond, Series B, MBIA, 4.50%, 12/15/2018	Aaa	485,000	508,309
Clyde-Savannah Central School District, G.O. Bond, FGIC, 5.00%, 6/1/2013	Aaa	500,000	537,195
Colonie, G.O. Bond, MBIA, 5.20%, 8/15/2008	Aaa	40,000	40,390
Dryden Central School District, G.O. Bond, FSA, 5.50%, 6/15/2011	Aaa	200,000	201,534
Dutchess County, Public Impt., Prerefunded Balance, G.O. Bond, MBIA, 4.00%, 12/15/2016	Aaa	315,000	320,374
Dutchess County, Public Impt., Unrefunded Balance, G.O. Bond, MBIA, 4.00%, 12/15/2016	Aaa	360,000	366,664
East Aurora Union Free School District, G.O. Bond, FGIC, 5.20%, 6/15/2011	Aaa	300,000	302,160
Eastchester, Public Impt., G.O. Bond, Series B, FSA, 4.90%, 10/15/2011	Aaa	385,000	388,696
Ellenville Central School District, G.O. Bond, FSA, 5.375%, 5/1/2009	Aaa	210,000	213,293
Ellenville Central School District, G.O. Bond, AMBAC, 5.70%, 5/1/2011	Aaa	700,000	718,648
Erie County, Public Impt., G.O. Bond, Series A, FGIC, 5.00%, 9/1/2014	Aaa	500,000	533,035
Erie County, Public Impt., G.O. Bond, Series A, FGIC, 4.75%, 10/1/2016	Aaa	550,000	571,901

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

Fairport Central School District, G.O. Bond, FSA, 5.00%, 6/1/2019	Aaa	$500,000	$529,685
Franklin Square Union Free School District, G.O. Bond, FGIC, 5.00%, 1/15/2021	Aaa	520,000	543,182
Freeport, G.O. Bond, Series A, FGIC, 4.00%, 1/15/2014	Aaa	540,000	547,787
Greece Central School District, G.O. Bond, FSA, 4.60%, 6/15/2018	Aaa	180,000	185,396
Hamburg Central School District, G.O. Bond, FGIC, 5.375%, 6/1/2014	Aaa	600,000	616,230
Hempstead Town, Unrefunded Balance, G.O. Bond, Series B, FGIC, 5.625%, 2/1/2010	Aaa	165,000	166,927
Huntington, G.O. Bond, MBIA, 5.875%, 9/1/2009	Aaa	45,000	45,167
Islip, Public Impt., G.O. Bond, FGIC, 5.375%, 6/15/2015	Aaa	1,555,000	1,654,644
Jamesville-Dewitt Central School District, G.O. Bond, AMBAC, 5.75%, 6/15/2009	Aaa	420,000	441,790
Johnson City Central School District, G.O. Bond, FGIC, 4.25%, 6/15/2024	Aaa	500,000	498,770
Johnson City Central School District, G.O. Bond, FGIC, 4.375%, 6/15/2028	Aaa	1,000,000	993,790
Johnson City Central School District, G.O. Bond, FGIC, 4.375%, 6/15/2030	Aaa	985,000	974,864
Le Roy Central School District, G.O. Bond, FGIC, 0.10%, 6/15/2008	Aaa	350,000	331,811
Long Island Power Authority, Electric Systems, Revenue Bond, Series A, FGIC, 5.00%, 12/1/2019	Aaa	1,000,000	1,078,730
Long Island Power Authority, Electric Systems, Revenue Bond, Series A, FGIC, 5.00%, 12/1/2025	Aaa	1,690,000	1,805,106
Longwood Central School District at Middle Island, G.O. Bond, FSA, 5.00%, 6/15/2017	Aaa	250,000	260,010
Longwood Central School District at Middle Island, G.O. Bond, FSA, 5.00%, 6/15/2018	Aaa	250,000	260,010
Metropolitan Transportation Authority, Revenue Bond, Series A, FGIC, 5.00%, 11/15/2025	Aaa	1,500,000	1,587,480
Metropolitan Transportation Authority, Revenue Bond, Series A, FSA, 5.00%, 11/15/2030	Aaa	500,000	524,335
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bond, Series A, MBIA, 5.00%, 11/15/2030	Aaa	750,000	786,502
Metropolitan Transportation Authority, Transportation Facilities, Prerefunded Balance, Revenue Bond, Series B, AMBAC, 5.00%, 7/1/2018	Aaa	1,500,000	1,594,695
Monroe County, Water Impt., G.O. Bond, 5.25%, 2/1/2017	Baa1	320,000	323,501
Monroe County, Public Impt., G.O. Bond, AMBAC, 4.125%, 6/1/2020	Aaa	1,000,000	1,005,640

The accompanying notes are an integral part of the financial statements.

7

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

Monroe County Water Authority, Revenue Bond, 5.00%, 8/1/2019	Aa3	$1,700,000	$1,749,249
Mount Morris Central School District, G.O. Bond, FGIC, 4.125%, 6/15/2013	Aaa	790,000	812,152
Nassau County, Combined Sewer Districts, G.O. Bond, Series F, MBIA, 5.35%, 7/1/2008	Aaa	1,500,000	1,538,355
Nassau County, General Impt., G.O. Bond, Series C, FSA, 5.125%, 1/1/2014	Aaa	500,000	529,490
Nassau County, General Impt., G.O. Bond, Series V, AMBAC, 5.25%, 3/1/2015	Aaa	385,000	393,693
Nassau County Interim Finance Authority, Sales Tax Secured, Revenue Bond, Series A, AMBAC, 4.75%, 11/15/2023	Aaa	1,000,000	1,037,360
New Hyde Park Garden City Park, Union Free School District, G.O. Bond, FSA, 4.125%, 6/15/2023	Aaa	200,000	198,344
New Hyde Park Garden City Park, Union Free School District, G.O. Bond, FSA, 4.125%, 6/15/2024	Aaa	250,000	246,930
New York, G.O. Bond, Series I, MBIA, 5.00%, 5/15/2028	Aaa	1,900,000	1,944,935
New York, G.O. Bond, Series K, FSA, 5.375%, 8/1/2020	Aaa	1,000,000	1,050,560
New York City, G.O. Bond, XLCA, 5.00%, 9/1/2019	Aaa	500,000	536,800
New York City, G.O. Bond, Series A, CIFG, 5.00%, 8/1/2024	Aaa	1,000,000	1,063,080
New York City Municipal Water Finance Authority, Water & Sewer Systems, Revenue Bond, Series A, AMBAC, 5.00%, 6/15/2035	Aaa	750,000	791,010
New York City Municipal Water Finance Authority, Water & Sewer Systems, Revenue Bond, Series B, FGIC, 5.125%, 6/15/2030	Aaa	2,000,000	2,031,220
New York City Municipal Water Finance Authority, Water & Sewer Systems, Revenue Bond, Series D, AMBAC, 4.50%, 6/15/2036	Aaa	500,000	500,375
New York City Municipal Water Finance Authority, Revenue Bond, Series E, FGIC, 5.00%, 6/15/2026	Aaa	750,000	781,598
New York City Transitional Finance Authority, Future Tax Secured, Prerefunded Balance, Revenue Bond, Series A, 5.50%, 2/15/2011	Aa1	1,000,000	1,064,170
New York State, G.O. Bond, Series A, 4.60%, 3/15/2013	Aa3	475,000	495,435
New York State, G.O. Bond, Series A, 4.50%, 3/15/2019	Aa3	500,000	517,255
New York State, Prerefunded Balance, G.O. Bond, Series B, 5.125%, 3/1/2018	Aa3	1,000,000	1,027,940
New York State, G.O. Bond, Series C, FSA, 5.00%, 4/15/2012	Aa3	700,000	746,473
New York State, Prerefunded Balance, G.O. Bond, Series D, AMBAC, 5.00%, 7/15/2015	Aaa	500,000	515,835

The accompanying notes are an integral part of the financial statements.

8

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

New York State Dormitory Authority, Columbia University, Revenue Bond, Series A, 5.00%, 7/1/2025	Aaa	$500,000	$527,520
New York State Environmental Facilities Corp., Clean Water & Drinking, Revenue Bond, MBIA, 5.00%, 6/15/2021	Aaa	600,000	635,808
New York State Environmental Facilities Corp., Clean Water & Drinking, Revenue Bond, 4.50%, 6/15/2022	Aaa	300,000	306,576
New York State Environmental Facilities Corp., Clean Water & Drinking, Revenue Bond, Series B, 5.00%, 6/15/2027	Aaa	1,000,000	1,044,120
New York State Environmental Facilities Corp., Personal Income Tax, Revenue Bond, Series A, 5.00%, 12/15/2019	AAA[2]	750,000	807,172
New York State Environmental Facilities Corp., Pollution Control, Revenue Bond, Series B, 6.65%, 9/15/2013	Aaa	250,000	264,430
New York State Environmental Facilities Corp., Pollution Control, Revenue Bond, Series E, MBIA, 5.00%, 6/15/2012	Aaa	200,000	203,194
New York State Environmental Facilities Corp., Pollution Control, Revenue Bond, Series A, 4.65%, 6/15/2007	Aaa	110,000	110,491
New York State Environmental Facilities Corp., Pollution Control, Unrefunded Balance, Revenue Bond, Series B, 5.20%, 5/15/2014	Aaa	440,000	472,318
New York State Environmental Facilities Corp., Pollution Control, Revenue Bond, Series A, 5.20%, 6/15/2015	Aaa	25,000	25,529
New York State Housing Finance Agency, State University Construction, Revenue Bond, Series A, 8.00%, 5/1/2011	A1	250,000	275,080
New York State Thruway Authority, Highway & Bridge, Prerefunded Balance, Revenue Bond, Series A, FGIC, 5.50%, 4/1/2015	Aaa	320,000	346,390
New York State Thruway Authority, Highway & Bridge, Prerefunded Balance, Revenue Bond, Series A, AMBAC, 5.25%, 4/1/2017	Aaa	555,000	568,253
New York State Thruway Authority, Revenue Bond, Series F, AMBAC, 5.00%, 1/1/2026	Aaa	340,000	360,941
New York State Thruway Authority, Highway & Bridge, Prerefunded Balance, Revenue Bond, Series B, MBIA, 5.25%, 4/1/2016	Aaa	300,000	321,306
New York State Thruway Authority, Highway & Bridge, Revenue Bond, Series C, MBIA, 5.25%, 4/1/2011	Aaa	1,000,000	1,062,880
New York State Thruway Authority, Highway & Bridge, Revenue Bond, Series C, AMBAC, 5.00%, 4/1/2020	Aaa	750,000	793,200
New York State Thruway Authority, Personal Income Tax, Revenue Bond, Series A, FSA, 5.00%, 3/15/2014	Aaa	500,000	536,265

The accompanying notes are an integral part of the financial statements.

9

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

New York State Thruway Authority, Personal Income Tax, Revenue Bond, Series A, MBIA, 5.00%, 3/15/2016	Aaa	$300,000	$321,243
New York State Urban Development Corp., Prerefunded Balance, Revenue Bond, 5.375%, 7/1/2022	Aaa	195,000	200,259
New York State Urban Development Corp., Unrefunded Balance, Revenue Bond, 5.375%, 7/1/2022	Aaa	205,000	209,377
New York State Urban Development Corp., Correctional Capital Facilities, Revenue Bond, Series A, FSA, 5.25%, 1/1/2014	Aaa	500,000	536,555
Niagara County, G.O. Bond, Series B, MBIA, 5.20%, 1/15/2011	Aaa	400,000	403,400
Niagara Falls City School District, G.O. Bond, FSA, 4.375%, 9/15/2029	AAA[2]	885,000	881,787
North Hempstead, G.O. Bond, Series A, FGIC, 4.75%, 1/15/2023	Aaa	1,000,000	1,022,230
Norwich City School District, G.O. Bond, FSA, 5.00%, 6/15/2010	Aaa	250,000	261,215
Panama Central School District, G.O. Bond, FGIC, 5.00%, 6/15/2019	Aaa	595,000	630,510
Patchogue-Medford Union Free School District, G.O. Bond, Series A, FGIC, 3.50%, 7/1/2012	Aaa	805,000	802,601
Pavilion Central School District, G.O. Bond, FSA, 5.625%, 6/15/2018	Aaa	880,000	929,870
Phelps-Clifton Springs Central School District, G.O. Bond, Series B, MBIA, 5.00%, 6/15/2021	Aaa	850,000	913,563
Phelps-Clifton Springs Central School District, G.O. Bond, Series B, MBIA, 5.00%, 6/15/2022	Aaa	450,000	483,935
Ramapo, Public Impt., G.O. Bond, Series B, MBIA, 4.375%, 5/1/2031	Aaa	435,000	435,674
Ramapo, Public Impt., G.O. Bond, Series B, MBIA, 4.375%, 5/1/2032	Aaa	510,000	510,439
Ramapo, Public Impt., G.O. Bond, Series B, MBIA, 4.50%, 5/1/2033	Aaa	410,000	414,658
Ravena Coeymans Selkirk Central School District, G.O. Bond, FSA, 4.25%, 6/15/2014	Aaa	1,180,000	1,218,149
Rochester, G.O. Bond, Series A, AMBAC, 5.00%, 8/15/2020	Aaa	250,000	278,005
Rochester, G.O. Bond, Series A, AMBAC, 5.00%, 8/15/2022	Aaa	95,000	106,073
Rondout Valley Central School District, G.O. Bond, FSA, 5.375%, 3/1/2020	Aaa	500,000	530,710
Sachem Central School District of Holbrook, G.O Bond, Series B, FGIC, 4.25%, 10/15/2026	Aaa	1,200,000	1,185,684
Schenectady, G.O. Bond, MBIA, 5.30%, 2/1/2011	Aaa	250,000	255,340
Scotia Glenville Central School District, G.O. Bond, FGIC, 5.50%, 6/15/2020	Aaa	1,025,000	1,081,590

The accompanying notes are an integral part of the financial statements.

10

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

South Glens Falls Central School District, G.O. Bond, FGIC, 5.375%, 6/15/2018	Aaa	$605,000	$636,635
South Glens Falls Central School District, Unrefunded Balance, G.O. Bond, FGIC, 5.375%, 6/15/2018	Aaa	95,000	99,783
South Huntington Union Free School District, G.O. Bond, FGIC, 5.00%, 9/15/2016	Aaa	325,000	338,527
South Huntington Union Free School District, G.O. Bond, FGIC, 5.10%, 9/15/2017	Aaa	100,000	104,337
Suffolk County, G.O. Bond, Series A, FGIC, 4.75%, 8/1/2019	Aaa	895,000	920,445
Suffolk County, Public Impt., G.O. Bond, Series A, MBIA, 4.25%, 5/1/2024	Aaa	1,000,000	1,003,010
Suffolk County Water Authority, Revenue Bond, MBIA, 5.10%, 6/1/2009	Aaa	55,000	56,986
Suffolk County Water Authority, Unrefunded Balance, Revenue Bond, MBIA, 5.10%, 6/1/2009	Aaa	195,000	201,858
Suffolk County Water Authority, Prerefunded Balance, Revenue Bond, Series A, AMBAC, 5.00%, 6/1/2017	Aaa	400,000	410,196
Suffolk County Water Authority, Revenue Bond, MBIA, 4.50%, 6/1/2027	Aaa	1,160,000	1,167,238
Sullivan County, Public Impt., G.O. Bond, MBIA, 5.125%, 3/15/2013	Aaa	330,000	330,396
Syracuse, Public Impt., G.O. Bond, Series C, AMBAC, 5.40%, 8/1/2017	Aaa	700,000	747,957
Syracuse, Public Impt., G.O. Bond, Series C, AMBAC, 5.50%, 8/1/2018	Aaa	850,000	911,073
Syracuse, Public Impt., G.O. Bond, Series A, MBIA, 4.25%, 6/15/2023	Aaa	690,000	693,195
Syracuse, Public Impt., G.O. Bond, Series A, MBIA, 4.375%, 6/15/2025	Aaa	990,000	999,544
Triborough Bridge & Tunnel Authority, General Purposes, Revenue Bond, Series B, 5.00%, 11/15/2020	Aa2	750,000	796,170
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Revenue Bond, Series A, MBIA, 4.75%, 1/1/2019	Aaa	300,000	320,721
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Revenue Bond, Series A, MBIA, 5.00%, 1/1/2032	Aaa	1,695,000	1,802,005
Triborough Bridge & Tunnel Authority, General Purposes, Unrefunded Balance, Revenue Bond, Series A, MBIA, 5.00%, 1/1/2032	Aaa	305,000	319,417
Triborough Bridge & Tunnel Authority, Subordinate Bonds, Revenue Bond, FGIC, 5.00%, 11/15/2032	Aaa	1,000,000	1,059,570

The accompanying notes are an integral part of the financial statements.

11

Investment Portfolio - December 31, 2006

	Credit	Principal
	Rating[1]	Amount/	Value
	(unaudited)	Shares	(Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

Ulster County, Public Impt., G.O. Bond, XLCA, 4.50%,11/15/2026	AAA[2]	$560,000	$569,643
Warwick Valley Central School District, G.O. Bond, FSA, 5.60%, 1/15/2018	Aaa	575,000	612,996
Warwick Valley Central School District, G.O. Bond, FSA, 5.625%, 1/15/2022	Aaa	380,000	405,380
Wayne County, Public Impt., G.O. Bond, MBIA, 4.125%, 6/1/2024	Aaa	500,000	496,915
West Seneca Central School District, G.O. Bond, FSA, 5.00%, 5/1/2011	Aaa	300,000	316,224
Westchester County, Unrefunded Balance, G.O. Bond, Series A, 4.75%, 12/15/2008	Aaa	5,000	5,051
Westchester County, Unrefunded Balance, G.O. Bond, Series A, 4.75%, 12/15/2009	Aaa	5,000	5,050
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2011	Aaa	15,000	15,480
Westchester County, G.O. Bond, Series B, 3.70%, 12/15/2015	Aaa	1,000,000	998,480
Westhampton Beach Union Free School District, G.O. Bond, MBIA, 4.00%, 7/15/2018	Aaa	726,000	729,906
William Floyd Union Free School District of the Mastics-Moriches-Shirley, G.O. Bond, AMBAC, 5.70%, 6/15/2008	Aaa	405,000	416,826
Williamsville Central School District, G.O. Bond, MBIA, 5.00%, 6/15/2012	Aaa	490,000	522,227
Wyandanch Union Free School District, G.O. Bond, FSA, 5.60%, 4/1/2017	Aaa	500,000	507,425
Yonkers, G.O. Bond, Series B, MBIA, 5.00%, 8/1/2023	Aaa	1,125,000	1,195,965
Yonkers, G.O. Bond, Series B, MBIA, 5.00%, 8/1/2030	Aaa	1,095,000	1,158,390

TOTAL NEW YORK MUNICIPAL SECURITIES
(Identified Cost $87,584,909)			89,724,898

SHORT-TERM INVESTMENTS - 2.4%
Dreyfus BASIC New York Municipal Money Market Fund
(Identified Cost $2,295,141)		2,295,141	2,295,141

TOTAL INVESTMENTS - 99.0%
(Identified Cost $89,880,050)			92,020,039

OTHER ASSETS, LESS LIABILITIES - 1.0%			890,217

NET ASSETS - 100%			$92,910,256

The accompanying notes are an integral part of the financial statements.

12

Investment Portfolio - December 31, 2006

KEY:
G.O. Bond - General Obligation Bond
Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:
AMBAC (AMBAC Assurance Corp.)
CIFG (CIFG North America, Inc.)
FGIC (Financial Guaranty Insurance Co.)
FSA (Financial Security Assurance)
MBIA (MBIA, Inc.)
XLCA (XL Capital Assurance)
The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody's (unaudited).
2Credit ratings from S&P (unaudited).

The Series' portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: FGIC - 29.3%; MBIA - 26.8%; AMBAC - 13.1%; FSA - 13.0%.

The accompanying notes are an integral part of the financial statements.

13

Statement of Assets and Liabilities

December 31, 2006

ASSETS:

Investments, at value (identified cost $89,880,050) (Note 2)	$92,020,039
Interest receivable	959,062
Dividends receivable	3,158
Receivable for fund shares sold	50

TOTAL ASSETS	92,982,309

LIABILITIES:

Accrued management fees (Note 3)	39,169
Accrued fund accounting and transfer agent fees (Note 3)	7,693
Accrued Chief Compliance Officer service fees (Note 3)	429
Accrued directors' fees (Note 3)	192
Audit fees payable	24,404
Other payables and accrued expenses	166

TOTAL LIABILITIES	72,053

TOTAL NET ASSETS	$92,910,256

NET ASSETS CONSIST OF:

Capital stock	$88,970
Additional paid-in-capital	90,077,727
Undistributed net investment income	579,880
Accumulated net realized gain on investments	23,690
Net unrealized appreciation on investments	2,139,989

TOTAL NET ASSETS	$92,910,256

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($92,910,256/8,896,972 shares)	$10.44

The accompanying notes are an integral part of the financial statements.

14

Statement of Operations

For the Year Ended December 31, 2006

INVESTMENT INCOME:

Interest	$3,767,269
Dividends	80,955

Total Investment Income	3,848,224

EXPENSES:

Management fees (Note 3)	441,288
Fund accounting and transfer agent fees (Note 3)	96,663
Directors' fees (Note 3)	7,100
Chief Compliance Officer service fees (Note 3)	6,195
Custodian fees	6,501
Miscellaneous	40,715

Total Expenses	598,462

NET INVESTMENT INCOME	3,249,762

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	47,602
Net change in unrealized appreciation on investments	(158,257)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(110,655)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,139,107

The accompanying notes are an integral part of the financial statements.

15

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,249,762	$2,816,400
Net realized gain on investments	47,602	91,450
Net change in unrealized appreciation on investments	(158,257)	(1,163,352)

Net increase from operations	3,139,107	1,744,498

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(3,059,006)	(2,708,429)
From net realized gain on investments	(48,419)	(97,103)

Total distributions to shareholders	(3,107,425)	(2,805,532)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	10,473,150	7,646,554

Net increase in net assets	10,504,832	6,585,520

NET ASSETS:

Beginning of year	82,405,424	75,819,904

End of year (including undistributed net investment income of $579,880 and $395,593, respectively)	$92,910,256	$82,405,424

The accompanying notes are an integral part of the financial statements.

16

Financial Highlights

	For the Years Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$10.45	$10.58	$10.77	$10.89	$10.36

Income (loss) from investment operations:
Net investment income	0.38	0.37	0.36	0.42	0.46
Net realized and unrealized gain (loss) on investments	(0.02)	(0.13)	(0.07)	-[2]	0.54

Total from investment operations	0.36	0.24	0.29	0.42	1.00

Less distributions to shareholders:
From net investment income	(0.36)	(0.36)	(0.45)	(0.41)	(0.42)
From net realized gain on investments	(0.01)	(0.01)	(0.03)	(0.13)	(0.05)

Total distributions to shareholders	(0.37)	(0.37)	(0.48)	(0.54)	(0.47)

Net asset value - End of year	$10.44	$10.45	$10.58	$10.77	$10.89

Total return[1]	3.48%	2.33%	2.83%	3.90%	9.81%

Ratios (to average net assets)/Supplemental Data:
Expenses	0.68%	0.72%	0.75%	0.75%*	0.73%
Net investment income	3.68%	3.55%	3.57%	3.80%	4.20%

Portfolio turnover	8%	6%	7%	17%	6%

Net assets - End of year (000's omitted)	$92,910	$82,405	$75,820	$64,193	$63,961

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) for the year ended 12/31/03 would have been increased by 0.00%3.

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year ended 12/31/03.
2Less than $0.01 per share.
3 Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

17

Notes to Financial Statements

1. ORGANIZATION

New York Tax Exempt Series (the "Series") is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”), formerly Exeter Fund, Inc. The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2006, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as New York Tax Exempt Series Class A common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily. Dividend income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

18

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions of Income and Gains
Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2008, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 0.85% of average daily net assets each year. For the year ended December 31, 2006, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

19

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

For fund accounting and transfer agent services, through October 31, 2006, the Fund paid the Advisor an annual fee of 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2006, the fee rates were reduced as follows: 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2006, purchases and sales of securities, other than United States Government securities and short-term securities, were $18,208,462 and $6,923,325, respectively. There were no purchases or sales of United States Government securities.

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of New York Tax Exempt Series were:

	For the Year		For the Year
	Ended 12/31/06		Ended 12/31/05
	Shares	Amount	Shares	Amount

Sold	1,332,286	$13,874,257	1,217,413	$12,838,558
Reinvested	283,436	2,944,568	252,977	2,650,023
Repurchased	(608,138)	(6,345,675)	(744,729)	(7,842,027)
Total	1,007,584	$10,473,150	725,661	$7,646,554

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2006.

7. CONCENTRATION OF CREDIT

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting

20

Notes to Financial Statements

8. FEDERAL INCOME TAX INFORMATION (continued)

principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 12/31/06	Ended 12/31/05

Ordinary income	$10,775	$-
Tax exempt income	3,048,231	2,708,429
Long-term capital gains	48,419	97,103

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended December 31, 2006. In addition, the Series hereby designates the tax exempt income disclosed above as tax exempt dividends for the year ended December 31, 2006.

At December 31, 2006, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$89,847,796

Unrealized appreciation	$2,367,754
Unrealized depreciation	(195,511)

Net unrealized appreciation	$2,172,243
Undistributed tax exempt income	547,626
Undistributed long-term capital gains	23,690

9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 needs to be implemented no later than the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Series’ financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the "Series") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Columbus, Ohio
February 9, 2007

22

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) annual in-person meeting, held on November 16, 2006, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

23

Renewal of Investment Advisory Agreement (unaudited)

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

24

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	59
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director -
Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group
(restaurants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

25

Directors' and Officers' Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc. Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate
Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

26

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site  http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov
On the Advisor’s web site                     http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

27

Manning & Napier Fund, Inc.
Ohio Tax Exempt Series
Annual Report
December 31, 2006

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Interest rates rise and interest rates fall; when they do, so too do the market prices of fixed income securities. The one difference is that when interest rates rise, prices fall and vice versa. Over the long-term, however, the total returns generated by most municipal bonds track their coupons, or more specifically, their yields to maturity. What was interesting about 2006 is that this long-term tendency presented itself over a much shorter time period. Municipal bond investors essentially earned their coupons in 2006; total returns tracked coupons pretty closely with short-term municipal yields modestly higher (about 30 basis points (i.e., 0.30%)) at the end of the year compared to where they started the year, and long-term municipal yields modestly lower. The Ohio Tax Exempt Series turned in a performance that was slightly less than that of the market.

While they are not explicitly tied to the U.S. Treasury markets, like all non-government sectors of the fixed income markets, municipal bonds take their cue from what happens there. In 2006, short-term U.S. Treasury yields moved sharply higher, almost a full percentage point, as the Federal Reserve (the “Fed”) pushed its Fed Funds target up from 4.25% to 5.25% during the first six months of the year. The Fed Funds target remained unchanged during the second half of 2006. Short- to intermediate-term yields moved slightly higher during the year, as did long-term U.S. Treasury yields. This differed from what happened in the municipal bond market.

During the first quarter of the year, the Fed raised the Fed Funds target because it was concerned about the inflationary effects of a run-up in commodity prices. Crude oil traded very close to $70 a barrel and the Commodity Research Bureau Raw Industrials Index rose more than 5% during the first three months of the year. The Fed was also concerned about the inflationary effects of the increases in “resource utilization,” primarily in the labor markets. The actions of the Fed and the economic environment pushed rates higher across the entire yield curve.

During the second quarter of the year, a modest acceleration in the rate of inflation showed up in the inflation measures themselves. At the end of May, the Consumer Price Index (CPI) was growing at a year over year rate of 4.1%, a bit faster than its 3.4% growth rate in December of 2005. Looking at the same measure in a slightly different fashion, the annualized growth rate through the first five months of 2006 was 5.1%. Through May, the CPI was only rising at an annualized rate of 3.6%.

Given the volatility associated with the food and energy components of the inflation indices, the “core” rate of inflation, the index excluding its food and energy components, has become increasingly important. During the second quarter, the core rate of inflation had also accelerated; it was up 2.4% year over year in May, slightly higher than its December reading of 2.2%. Unfortunately, the annualized readings were more troubling. Through the first five months of 2005, the core CPI measure annualized at a 2.4% rate; through the first five months of 2006, it was annualizing at 3.1%. Once again, interest rates moved higher across the entire yield curve.

Things began to change during the third quarter of the year with emerging signs that inflation pressures were receding. The Fed responded by leaving the Fed Funds target unchanged at both of its meetings during the quarter. The Fed was quite straightforward when it mentioned in its August press release that “inflation pressures seem likely to moderate over time, reflecting contained inflation expectations and the cumulative effects of monetary policy.” As for economic evidence of “the cumulative effects of monetary policy,” they were fairly widespread. Various indices related to economic growth rolled over during the quarter, and the Fed’s prior policy actions definitely played a role in the universally weak readings associated with the housing market. With the Fed on hold, short-term interest rates held steady, and intermediate- and longer-term interest rates moved sharply lower.

The Fed stayed on the same policy path during the fourth quarter, deciding at both of its meetings to leave the Fed Funds target unchanged. The reasoning remained the same, “inflation pressures seem likely to moderate over time.” However as the quarter progressed, there were subtle signs that the economic environment was holding just fine. The number of new jobs created each month grew throughout the quarter. The improving labor market, along with lower oil prices, translated into higher levels of consumer confidence. And as consumer spirits rose, same store sales picked back up after a miserable year over year reading in October. Short-term interest rates remained stable with the Fed on hold; after declining early in the quarter, longer-term interest rates retraced some of those gains as the year came to a close.

1

Management Discussion and Analysis (unaudited)

While the short-end of the municipal market tracked what was occurring in the U.S. Treasury market, longer-term municipals did not follow suit for a couple of reasons. First, tax receipts at the municipal level came in quite strong, causing municipal credit quality to improve, and the effect of that was most noticeable on the longer end of the municipal yield curve. Longer-term municipals also benefited from solid demand at the individual investor level.

As for the actual performance of the Ohio Tax Exempt Series in 2006, it came in at 3.19%. That was slightly behind the Merrill Lynch 1-12 Year Municipal Bond Index, which returned 3.77% in 2006.  The Series’ relative underperformance can be attributed to a concentration of higher quality, but lower yielding securities relative to the benchmark.

Over the longer-term interest rates and spreads will fluctuate; sometimes the cyclical and/or policy pressures will push them both higher, sometimes they will push both lower, and other times, like last year, all of the various factors will be a bit of a wash. The key to investment success requires the investor to focus on the secular (non-cyclical) trends and the fundamental forces that drive each, an approach that we apply to all of our investment decisions

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2006 (unaudited)

	Average Annual Total Returns
	As of December 31, 2006
	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Manning & Napier Fund, Inc. - Ohio Tax Exempt Series[2]	3.19%	4.34%	4.55%	4.52%

Merrill Lynch 1-12 Municipal Bond Index[3]	3.77%	4.83%	5.26%	5.21%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio Tax Exempt Series for the ten years ended December 31, 2006 to the Merrill Lynch 1-12 Year Municipal Bond Index.

Data for line graph to follow:

	Manning & Napier Fund, Inc.	Merrill Lynch
Date	Ohio Tax Exempt Series[2]	1-12 Year Municipal Bond Index
12/31/96	10,000	10,000
12/31/97	10,791	10,769
12/31/98	11,368	11,444
12/31/99	10,792	11,443
12/31/00	12,109	12,546
12/31/01	12,615	13,192
12/31/02	13,652	14,574
12/31/03	14,229	15,276
12/31/04	14,696	15,802
12/31/05	15,115	16,097
12/31/06	15,597	16,703

1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series' inception date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged, market weighted index comprised of investment grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06-12/31/06
Actual	$1,000.00	$1,037.00	$4.36
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.92	$4.33

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition as of December 31, 2006 (unaudited)

Data for pie chart to follow:

Bond Types1

General Obligation Bonds	88.5%
Revenue Bonds	8.4%
Cash, short-term investments, and other assets, less liabilities	3.1%

1As a percentage of net assets.

Quality Ratings2,3

Aaa	88.2%
Aa	8.7%
Unrated investments, such as cash, short-term investments, and other assets, less liabilities	3.1%

2As a percentage of net assets.
3Based on ratings from Moody's, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series' investment policies.

5

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
OHIO MUNICIPAL SECURITIES - 96.9%

Amherst Exempt Village School District, G.O. Bond, FGIC, 4.75%, 12/1/2010	Aaa	$200,000	$208,040
Avon Lake City School District, Prerefunded Balance, G.O. Bond, FGIC, 5.75%, 12/1/2014	Aaa	500,000	538,705
Bedford Heights, G.O. Bond, Series A, AMBAC, 5.65%, 12/1/2014	Aaa	40,000	42,525
Big Walnut Local School District, Delaware County, School Facilities Construction & Impt., G.O. Bond, FSA, 4.50%, 12/1/2029	Aaa	200,000	200,788
Canal Winchester Local School District, G.O. Bond, MBIA, 5.00%, 12/1/2025	Aaa	355,000	377,550
Chagrin Falls Exempt Village School District, Prerefunded Balance, G.O. Bond, 5.55%, 12/1/2022	Aa3	100,000	102,733
Chillicothe Water System, Revenue Bond, MBIA, 4.00%, 12/1/2009	Aaa	125,000	126,337
Cincinnati, Various Purposes, G.O. Bond, Series A, 5.00%, 12/1/2011	Aa1	200,000	211,874
Cleveland Heights & University Heights County School District, Library Impt., G.O. Bond, 5.125%, 12/1/2026	Aa3	200,000	211,754
Cleveland Waterworks, Prerefunded Balance, Revenue Bond, Series I, FSA, 5.00%, 1/1/2028	Aaa	110,000	112,623
Cleveland Waterworks, Unrefunded Balance, Revenue Bond, Series I, FSA, 5.00%, 1/1/2028	Aaa	155,000	158,002
Columbus, Limited Tax, G.O. Bond, Series 2, 5.00%, 7/1/2017	Aaa	250,000	269,430
Columbus City School District, School Facilities Construction & Impt., G.O. Bond, FSA, 4.25%, 12/1/2032	Aaa	500,000	484,695
Delaware City School District, Prerefunded Balance, G.O. Bond, FSA, 5.00%, 12/1/2025	Aaa	200,000	207,206
Delaware City School District, Prerefunded Balance, G.O. Bond, FSA, 5.00%, 12/1/2025	Aaa	100,000	103,603
Dublin City School District, School Facilities Construction & Impt., G.O. Bond, 5.375%, 12/1/2017	Aa1	350,000	378,591
Eaton City School District, Prerefunded Balance, G.O. Bond, FGIC, 5.00%, 12/1/2029	Aaa	200,000	215,762
Eaton Community City Schools, School Impt., G.O. Bond, FGIC, 4.125%, 12/1/2026	Aaa	500,000	479,940
Erie County, G.O. Bond, FGIC, 4.75%, 10/1/2019	Aaa	175,000	177,460
Euclid, G.O. Bond, MBIA, 4.25%, 12/1/2023	Aaa	465,000	461,657
Fairbanks Local School District, School Facilities Construction & Impt., G.O. Bond, FSA, 4.50%, 12/1/2028	Aaa	400,000	401,820
Fairfield County, Building Impt., G.O. Bond, 5.00%, 12/1/2018	Aa3	250,000	262,657
Fairview Park City School District, School Impt., G.O. Bond, MBIA, 5.00%, 12/1/2029	Aaa	315,000	334,549
Field Local School District, School Facilities Construction & Impt., G.O. Bond, AMBAC, 5.00%, 12/1/2026	Aaa	200,000	213,144

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
OHIO MUNICIPAL SECURITIES (continued)

Garfield Heights City School District, School Impt., Prerefunded Balance, G.O. Bond, MBIA, 5.00%, 12/15/2026	Aaa	$250,000	$265,067
Genoa Area Local School District, Prerefunded Balance, G.O. Bond, FGIC, 5.40%, 12/1/2027	Aaa	150,000	161,037
Greater Cleveland Regional Transit Authority, Capital Impts., G.O. Bond, FGIC, 4.125%, 12/1/2023	Aaa	450,000	435,325
Greene County Sewer System, Governmental Enterprise, Prerefunded Balance, Revenue Bond, AMBAC, 5.625%, 12/1/2025	Aaa	235,000	253,760
Hancock County, Various Purposes, G.O. Bond, MBIA, 4.00%, 12/1/2016	Aaa	200,000	202,272
Highland Local School District, School Impt., G.O. Bond, FSA, 5.00%, 12/1/2009	Aaa	190,000	197,150
Ironton City School District, G.O. Bond, MBIA, 4.25%, 12/1/2028	Aaa	500,000	487,445
Jackson Local School District, Stark & Summit Counties, G.O. Bond, FGIC, 3.50%, 12/1/2011	Aaa	210,000	208,215
Jackson Local School District, Stark & Summit Counties, Construction & Impt., G.O. Bond, FGIC, 5.00%, 12/1/2030	Aaa	200,000	211,150
Lakewood, Water System, Revenue Bond, AMBAC, 4.50%, 7/1/2028	Aaa	500,000	502,305
Licking County Joint Vocational School District, School Facilities Construction & Impt., G.O. Bond, MBIA, 5.00%, 12/1/2007	Aaa	300,000	303,795
Licking Heights Local School District, School Facilities Construction & Impt., G.O. Bond, Series A, MBIA, 5.00%, 12/1/2022	Aaa	250,000	267,535
Lorain City School District, Classroom Facilities Impt., G.O. Bond, MBIA, 4.75%, 12/1/2025	Aaa	400,000	414,544
Loveland City School District, Prerefunded Balance, G.O. Bond, Series A, MBIA, 5.00%, 12/1/2024	Aaa	200,000	209,554
Mansfield City School District, Various Purposes, Prerefunded Balance, G.O. Bond, MBIA, 5.75%, 12/1/2022	Aaa	250,000	266,655
Marysville Exempt Village School District, G.O. Bond, FSA, 5.00%, 12/1/2023	Aaa	500,000	536,030
Maumee, G.O. Bond, MBIA, 4.125%, 12/1/2018	Aaa	375,000	377,107
Maumee City School District, School Facilities Construction & Impt., G.O. Bond, FSA, 4.60%, 12/1/2031	Aaa	260,000	262,262
Medina City School District, G.O. Bond, FGIC, 5.00%, 12/1/2018	Aaa	150,000	153,275
Minster Local School District, G.O. Bond, FSA, 4.25%, 12/1/2018	AAA[2]	250,000	253,015
Mississinawa Valley Local School District, Classroom Facilities, G.O. Bond, FSA, 5.75%, 12/1/2022	Aaa	205,000	224,389

The accompanying notes are an integral part of the financial statements.

7

Investment Portfolio - December 31, 2006

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
OHIO MUNICIPAL SECURITIES (continued)

New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC, 5.00%, 12/1/2025	Aaa	$45,000	$47,940
New Albany Plain Local School District, Unrefunded Balance, G.O. Bond, FGIC, 5.00%, 12/1/2025	Aaa	270,000	283,573
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC, 5.00%, 12/1/2029	Aaa	95,000	101,206
New Albany Plain Local School District, Unrefunded Balance, G.O. Bond, FGIC, 5.00%, 12/1/2029	Aaa	130,000	136,148
North Olmsted, Prerefunded Balance, G.O. Bond, AMBAC, 5.00%, 12/1/2016	Aaa	125,000	127,799
Ohio State, Common Schools Capital Facilities, Prerefunded Balance, G.O. Bond, Series A, 4.75%, 6/15/2020	Aa1	250,000	258,780
Ohio State, Infrastructure Impt., Prerefunded Balance, G.O. Bond, 5.20%, 8/1/2010	Aa1	50,000	50,953
Ohio State, Infrastructure Impt., G.O. Bond, Series A, 5.00%, 3/1/2017	Aa1	250,000	271,968
Ohio State Water Development Authority, Pure Water, Revenue Bond, Series I, AMBAC, 6.00%, 12/1/2016	Aaa	40,000	44,647
Ohio State Water Development Authority, Fresh Water, Prerefunded Balance, Revenue Bond, FSA, 5.125%, 12/1/2023	Aaa	300,000	309,342
Ohio State Water Development Authority, Pollution Control, Revenue Bond, 5.25%, 12/1/2015	Aaa	200,000	222,436
Ontario Local School District, Prerefunded Balance, G.O. Bond, FSA, 5.00%, 12/1/2023	Aaa	350,000	362,611
Orange City School District, G.O. Bond, 5.00%, 12/1/2023	Aaa	305,000	314,852
Painesville City School District, School Impt., G.O. Bond, FGIC, 4.50%, 12/1/2025	Aaa	170,000	171,802
Pickerington Local School District, G.O. Bond, MBIA, 4.30%, 12/1/2024	Aaa	300,000	297,546
Plain Local School District, G.O. Bond, FGIC, 5.00%, 12/1/2030	Aaa	140,000	146,707
Sidney City School District, School Impt., G.O. Bond, Series B, FGIC, 5.10%, 12/1/2019	Aaa	150,000	159,615
South-Western City School District, Franklin & Pickway County, G.O. Bond, FSA, 4.25%, 12/1/2026	Aaa	600,000	587,340
South-Western City School District, Franklin & Pickway County, Prerefunded Balance, G.O. Bond, AMBAC, 4.75%, 12/1/2026	Aaa	175,000	177,520
Springboro Community City School District, School Impt., G.O. Bond, MBIA, 5.00%, 12/1/2025	Aaa	280,000	296,713
Tallmadge City School District, School Facilities, G.O. Bond, FSA, 5.00%, 12/1/2031	AAA[2]	200,000	212,266
Tecumseh Local School District, School Impt., G.O. Bond, FGIC, 4.75%, 12/1/2027	Aaa	195,000	201,626

The accompanying notes are an integral part of the financial statements.

8

Investment Portfolio - December 31, 2006

	Credit	Principal
	Rating[1]	Amount/	Value
	(unaudited)	Shares	(Note 2)
OHIO MUNICIPAL SECURITIES (continued)

Trotwood-Madison City School District, School Impt., G.O. Bond, FSA, 4.25%, 12/1/2022	Aaa	$250,000	$248,848
Troy City School District, School Impt., G.O. Bond, FSA, 4.00%, 12/1/2014	Aaa	250,000	254,105
Van Buren Local School District, School Facilities Construction & Impt., G.O. Bond, FSA, 5.25%, 12/1/2016	Aaa	300,000	320,325
Van Wert City School District, School Impt., G.O. Bond, FGIC, 5.00%, 12/1/2020	Aaa	500,000	529,905
Vandalia, G.O. Bond, AMBAC, 5.00%, 12/1/2015	Aaa	235,000	254,329
Washington Court House City School District, School Impt., G.O. Bond, FGIC, 5.00%, 12/1/2029	Aaa	500,000	532,555
Westerville City School District, Prerefunded Balance, G.O. Bond, MBIA, 5.00%, 12/1/2027	Aaa	200,000	210,846
Wood County, G.O. Bond, 5.40%, 12/1/2013	Aa3	40,000	40,047
Wyoming City School District, Prerefunded Balance, G.O. Bond, Series B, FGIC, 5.15%, 12/1/2027	Aaa	300,000	311,637

TOTAL OHIO MUNICIPAL SECURITIES
(Identified Cost $19,593,229)			19,959,319

SHORT-TERM INVESTMENTS - 2.8%
Dreyfus Municipal Reserves - Class R
(Identified Cost $583,002)		583,002	583,002

TOTAL INVESTMENTS - 99.7%
(Identified Cost $20,176,231)			20,542,321

OTHER ASSETS, LESS LIABILITIES - 0.3%			69,351

NET ASSETS - 100%			$20,611,672

KEY:
G.O. Bond - General Obligation Bond
Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:
AMBAC (AMBAC Assurance Corp.)
FGIC (Financial Guaranty Insurance Co.)
FSA (Financial Security Assurance)
MBIA (MBIA, Inc.)
The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).
2Credit ratings from S&P (unaudited).

The Series' portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies:
FSA - 26.4%; FGIC - 26.3%; MBIA - 23.8%.

The accompanying notes are an integral part of the financial statements.

9

Statement of Assets and Liabilities

December 31, 2006

ASSETS:

Investments, at value (identified cost $20,176,231) (Note 2)	$20,542,321
Interest receivable	101,882
Dividends receivable	1,941

TOTAL ASSETS	20,646,144

LIABILITIES:

Accrued management fees (Note 3)	7,128
Accrued fund accounting and transfer agent fees (Note 3)	2,328
Accrued Chief Compliance Officer service fees (Note 3)	429
Accrued directors' fees (Note 3)	194
Audit fees payable	23,763
Other payables and accrued expenses	630

TOTAL LIABILITIES	34,472

TOTAL NET ASSETS	$20,611,672

NET ASSETS CONSIST OF:

Capital stock	$19,699
Additional paid-in-capital	20,109,952
Undistributed net investment income	116,973
Accumulated net realized loss on investments	(1,042)
Net unrealized appreciation on investments	366,090

TOTAL NET ASSETS	$20,611,672

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($20,611,672/1,969,912 shares)	$10.46

The accompanying notes are an integral part of the financial statements.

10

Statement of Operations

For the Year Ended December 31, 2006

INVESTMENT INCOME:

Interest	$822,320
Dividends	13,587

Total Investment Income	835,907

EXPENSES:

Management fees (Note 3)	89,637
Fund accounting and transfer agent fees (Note 3)	27,623
Directors' fees (Note 3)	7,100
Chief Compliance Officer service fees (Note 3)	6,195
Audit fees	26,200
Custodian fees	1,500
Miscellaneous	7,546

Total Expenses	165,801
Less reduction of expenses (Note 3)	(13,310)

Net Expenses	152,491

NET INVESTMENT INCOME	683,416

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on investments	(1,042)
Net change in unrealized appreciation on investments	(117,339)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(118,381)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$565,035

The accompanying notes are an integral part of the financial statements.

11

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/06	12/31/05

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$683,416	$555,086
Net realized gain (loss) on investments	(1,042)	15,686
Net change in unrealized appreciation on investments	(117,339)	(145,892)

Net increase from operations	565,035	424,880

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(666,971)	(519,425)
From net realized gain on investments	(10,640)	(10,188)

Total distributions to shareholders	(677,611)	(529,613)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	4,735,810	1,973,214

Net increase in net assets	4,623,234	1,868,481

NET ASSETS:

Beginning of year	15,988,438	14,119,957

End of year (including undistributed net investment income of $116,973 and $100,444, respectively)	$20,611,672	$15,988,438

The accompanying notes are an integral part of the financial statements.

12

Financial Highlights

	For the Years Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$10.52	$10.59	$10.75	$10.74	$10.31

Income (loss) from investment operations:
Net investment income	0.38	0.38	0.38	0.42	0.41
Net realized and unrealized gain (loss) on investments	(0.05)	(0.08)	(0.04)	0.03	0.43

Total from investment operations	0.33	0.30	0.34	0.45	0.84

Less distributions to shareholders:
From net investment income	(0.38)	(0.36)	(0.49)	(0.39)	(0.40)
From net realized gain on investments	(0.01)	(0.01)	(0.01)	(0.05)	(0.01)

Total distributions to shareholders	(0.39)	(0.37)	(0.50)	(0.44)	(0.41)

Net asset value - End of year	$10.46	$10.52	$10.59	$10.75	$10.74

Total return[1]	3.19%	2.85%	3.28%	4.23%	8.22%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.81%	3.65%	3.64%	3.91%	4.09%

Portfolio turnover	9%	9%	7%	14%	8%

Net assets - End of year (000's omitted)	$20,612	$15,988	$14,120	$12,092	$11,785

*The investment advisor did not impose all or a portion of its management fee and in some years paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:
0.07%	0.15%	0.20%	0.59%	0.68%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.

The accompanying notes are an integral part of the financial statements.

13

Notes to Financial Statements

1. ORGANIZATION

Ohio Tax Exempt Series (the "Series") is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”), formerly Exeter Fund, Inc. The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2006, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as Ohio Tax Exempt Series Class A common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily. Dividend income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code.

14

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)
Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2008, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor waived fees of $13,310 for the year ended December 31, 2006, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

15

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2006, the Fund paid the Advisor an annual fee of 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2006, the fee rates were reduced as follows: 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2006, purchases and sales of securities, other than United States Government securities and short-term securities, were $6,006,480 and $1,653,562, respectively. There were no purchases or sales of United States Government securities.

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Ohio Tax Exempt Series were:

	For the Year		For the Year
	Ended 12/31/06		Ended 12/31/05
	Shares	Amount	Shares	Amount
Sold	537,520	$5,640,792	338,241	$3,578,039
Reinvested	64,255	671,426	49,592	521,757
Repurchased	(151,462)	(1,576,408)	(201,117)	(2,126,582)
Total	450,313	$4,735,810	186,716	$1,973,214

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2006.

16

Notes to Financial Statements

7. CONCENTRATION OF CREDIT

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 12/31/06	Ended 12/31/05

Ordinary income	$43,306	$-
Tax exempt income	623,690	519,425
Long-term capital gains	10,615	10,188

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended December 31, 2006. In addition, the Series hereby designates the tax exempt income disclosed above as tax exempt dividends for the year ended December 31, 2006.

At December 31, 2006, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$20,149,589

Unrealized appreciation	$474,001
Unrealized depreciation	(81,269)

Net unrealized appreciation	$392,732
Undistributed ordinary income	83
Undistributed tax exempt income	90,248
Capital loss carryover	1,042

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2014.

9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the

17

Notes to Financial Statements

9. RECENT ACCOUNTING PRONOUNCEMENTS (continued)

financial statements. FIN 48 provides guidance for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 needs to be implemented no later than the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Series’ financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Ohio Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ohio Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the "Series") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Columbus, Ohio
February 9, 2007

19

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) annual in-person meeting, held on November 16, 2006, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

20

Renewal of Investment Advisory Agreement (unaudited)

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	59
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director -
Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group
(restaurants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

22

Directors' and Officers' Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc. Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate
Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

23

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24

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25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site  http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov
On the Advisor’s web site                     http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

26

Manning & Napier Fund, Inc.
Life Sciences Series
Annual Report
December 31, 2006

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Market conditions in 2006 remained challenging; however, the Life Sciences Series achieved a return that exceeded the return of the Standard & Poor’s (S&P) 500 Health Care Index for the seventh year in a row. The S&P 500 Total Return Index, driven by strength in all major sectors except Health Care, outperformed the Life Sciences Series for only the second time in the last seven years. Over the calendar year 2006, the Life Sciences Series generated a total return of 12.52%, versus the 7.52% return of the S&P 500 Health Care Index and the 15.78% return of the S&P 500 Total Return Index. Performance over the full market cycle (since 4/1/00) is stronger, both on an absolute basis and as compared to the benchmarks, with the Series beating both indices by a wide margin.

The relative performance versus the S&P 500 Health Care Index in 2006 was due in large part to the Series’ sector weightings. The main contributor to our performance among sectors was our relatively heavy weighting in Health Care Equipment and Supplies. Late in the year, an unexpected shift in political power exerted downward pressure on several health care industries such as Managed Care and Pharmacy Benefit Managers. Investors discounted these industries in anticipation of increased government control and scrutiny under Democratic Congressional leadership. Through selected investments in Health Care Equipment and Supplies companies that our analysis shows to have lower than average risk of government intervention, the Series was able to avoid the poor performance of the Health Care sector. Specifically, the Series benefited from its investments in cardiovascular, dental, and orthopedics device companies.

The other sector that drove the Series’ outperformance relative to the S&P 500 Health Care Index was health care diagnostics. Favorable demographics, health cost pressures, and new product flow are developing as strong growth drivers for the industry. Diagnostics improve health care efficiency by quickly and accurately diagnosing medical conditions. Rapid diagnosis of a medical condition is important to allow treatment before a patient’s health deteriorates and additional spending is required. We increased the Series’ position in diagnostics over the course of the year, and we continue to add to these holdings.

Health care staffing companies, which provide staffing services for public and private health care facilities, also performed well in 2006. The Series’ holdings in health care staffing companies benefited from a strong nationwide demand for nursing services. We have seen strong fundamentals in this industry, driven by a severe shortage of qualified nursing professionals.

We reduced the Series’ holdings in the Health Care Providers and Services industry on the heels of strong returns in 2004 and 2005. We believe that Providers and Services, on average, are more cyclical in nature than other health care industries. Therefore, it is critical to be cognizant of the pivotal turns in the industry’s cycle. However, we maintained our investments in Health Care Information Technology (HCIT) companies. HCIT companies are primary beneficiaries of the significant investments being made to improve the efficiency and effectiveness of the health care system through information technology.

Lastly, we maintained the Series’ weighting in the Biotechnology industry. The Biotechnology industry performed poorly in 2006 due to pipeline failures and valuation concerns; however, pipelines are increasing and moving closer to late-stage development.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2006 (unaudited)

	Average Annual Total Returns
	As of December 31, 2006
	One	Five	Since
	Year	Year	Inception[1]
Manning & Napier Fund, Inc. - Life Sciences Series[2]	12.52%	7.04%	17.52%

Standard & Poor's (S&P) 500 Total Return Index[3]	15.78%	6.18%	2.12%

Standard & Poor's (S&P) 500 Health Care Index[3]	7.52%	1.68%	2.32%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Life Sciences Series from its current activation1 (11/5/99) to present (12/31/06) to the S&P 500 Total Return Index and the S&P 500 Health Care Index.

Data for line graph to follow:

	Manning & Napier Fund, Inc.	S&P 500	S&P 500 Health
Date	Life Sciences Series[2]	Total Return Index	Care Index
11/5/99	$10,000	$10,000	$10,000
12/31/99	10,800	10,745	8,933
12/31/00	20,229	9,766	12,138
12/31/01	22,596	8,606	10,662
12/31/02	18,544	6,705	8,800
12/31/03	23,994	8,627	10,125
12/31/04	24,721	9,565	10,290
12/31/05	28,222	10,034	10,959
12/31/06	31,756	11,617	11,783

1Performance numbers for the Series and Indices are calculated from November 5, 1999, the Series' current activation date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Health Care Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of health care related products and services. Both Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06-12/31/06
Actual	$1,000.00	$1,118.80	$6.03
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.51	$5.75

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Portfolio Composition as of December 31, 2006 (unaudited)

Data for pie chart to follow:

Sector Allocation1

Health Care (Biotechnology)	9.5%
Health Care (Health Care Equipment & Supplies)	45.0%
Health Care (Health Care Providers & Services)	11.8%
Health Care (Health Care Technology)	10.3%
Health Care (Life Sciences Tools & Services)	13.1%
Health Care (Pharmaceuticals)	7.0%
Cash, short-term investments, warrants, and liabilities, less other assets	3.3%

1As a percentage of net assets.

Top Ten Stock Holdings2

Foxhollow Technologies, Inc.	5.1%
Inverness Medical Innovations, Inc.	4.7%
Caliper Life Sciences, Inc.	4.3%
Wright Medical Group, Inc.	4.2%
IntraLase Corp.	3.6%
Valeant Pharmaceuticals International	3.0%
Kyphon, Inc.	3.0%
The Cooper Companies, Inc.	2.9%
Affymetrix, Inc.	2.9%
iSOFT Group plc (United Kingdom)	2.8%

2As a percentage of total investments.

4

Investment Portfolio - December 31, 2006

		Value
	Shares	(Note 2)

COMMON STOCKS - 96.7%

Health Care - 96.7%
Biotechnology - 9.5%
Amgen, Inc.*	59,500	$4,064,445
Cepheid, Inc.*	614,000	5,219,000
Genzyme Corp.*	77,000	4,741,660
Monogram Biosciences, Inc.*	1,500,000	2,670,000
Solexa, Inc.* (now known as Illumina, Inc.)	407,000	5,352,050
		22,047,155

Health Care Equipment & Supplies - 45.0%
Advanced Medical Optics, Inc.*	95,000	3,344,000
Align Technology, Inc.*	144,000	2,011,680
Bausch & Lomb, Inc.	64,000	3,331,840
The Cooper Companies, Inc.	155,000	6,897,500
DENTSPLY International, Inc.	119,000	3,552,150
Dexcom, Inc.*	450,000	4,437,000
Edwards Lifesciences Corp.*	108,000	5,080,320
ev3, Inc.*	270,000	4,652,100
Foxhollow Technologies, Inc.*	557,000	12,020,060
IntraLase Corp.*	373,194	8,352,082
Inverness Medical Innovations, Inc.*	132,000	5,108,400
Inverness Medical Innovations, Inc.*[1,2]	150,000	5,805,000
Kyphon, Inc.*	174,000	7,029,600
Medtronic, Inc.	66,000	3,531,660
Mentor Corp.	77,500	3,787,425
Micrus Endovascular Corp.*	114,000	2,175,120
OraSure Technologies, Inc.*	504,350	4,165,931
ResMed, Inc.*	92,000	4,528,240
Respironics, Inc.*	125,000	4,718,750
Straumann Holding AG (Switzerland) (Note 8)	2,230	540,062
Wright Medical Group, Inc.*	426,000	9,917,280
		104,986,200

Health Care Providers & Services - 11.8%
AMN Healthcare Services, Inc.*	182,000	5,012,280
Cross Country Healthcare, Inc.*	225,000	4,909,500
Healthways, Inc.*	46,000	2,194,660
Patterson Companies, Inc.*	129,000	4,580,790
Tenet Healthcare Corp.*	852,000	5,938,440
Triad Hospitals, Inc.*	119,000	4,977,770
		27,613,440

Health Care Technology - 10.3%
AMICAS, Inc.*	1,593,000	4,683,420
Eclipsys Corp.*	163,600	3,363,616
iSOFT Group plc* (United Kingdom) (Note 8)	5,933,883	6,563,516
Merge Technologies, Inc.*	587,000	3,850,720

The accompanying notes are an integral part of the financial statements.

5

Investment Portfolio - December 31, 2006

	Shares/	Value
	Principal Amount	(Note 2)

Health Care (continued)
Health Care Technology (continued)
WebMD Health Corp. - Class A*	140,000	$5,602,800
		24,064,072

Life Sciences Tools & Services - 13.1%
Affymetrix, Inc.*	295,000	6,802,700
Caliper Life Sciences, Inc.*	1,765,053	10,096,103
Charles River Laboratories International, Inc.*	138,000	5,968,500
Invitrogen Corp.*	53,000	2,999,270
PerkinElmer, Inc.	173,400	3,854,682
QIAGEN N.V.* (Netherlands) (Note 8)	49,550	749,692
		30,470,947

Pharmaceuticals - 7.0%
Novartis AG - ADR (Switzerland) (Note 8)	83,500	4,796,240
Sanofi-Aventis - ADR (France) (Note 8)	95,000	4,386,150
Valeant Pharmaceuticals International	408,000	7,033,920
		16,216,310

TOTAL COMMON STOCKS
(Identified Cost $215,152,669)		225,398,124

WARRANTS - 0.4%
Health Care - 0.4%
Life Sciences Tools & Services - 0.4%
Caliper Life Sciences, Inc., 8/15/2010 [1,3,4]	285,000	301,488
Caliper Life Sciences, Inc., 8/10/2011	401,109	689,907

TOTAL WARRANTS
(Identified Cost $541,581)		991,395

SHORT-TERM INVESTMENTS - 3.2%
Dreyfus Treasury Cash Management - Institutional Shares	467,023	467,023
Fannie Mae Discount Note, 1/11/2007	$7,000,000	6,987,680

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $7,457,067)		7,454,703

TOTAL INVESTMENTS - 100.3%
(Identified Cost $223,151,317)		233,844,222

LIABILITIES, LESS OTHER ASSETS - (0.3%)		(772,124)

NET ASSETS - 100%		$233,072,098

*Non-income producing security
ADR - American Depository Receipt
1Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities amount to $6,106,488, or 2.6%, of the Series' net assets as of December 31, 2006.
2This security was acquired on February 3, 2006 at a cost of $3,661,500 ($24.41 per share) and has been determined to be liquid under guidelines established by the Board of Directors.
3Security has been valued at fair value.
4This security has been sold under rule 144A and has been determined to be illiquid under guidelines established by the Board of Directors.

The accompanying notes are an integral part of the financial statements.

6

Statement of Assets and Liabilities

December 31, 2006

ASSETS:

Investments, at value (identified cost $223,151,317) (Note 2)	$233,844,222
Cash	86,263
Foreign currency, at value (cost $13,140)	13,415
Receivable for fund shares sold	709,824
Foreign tax reclaims receivable	77,661
Dividends receivable	48,575

TOTAL ASSETS	234,779,960

LIABILITIES:

Accrued management fees (Note 3)	194,553
Accrued fund accounting and transfer agent fees (Note 3)	15,878
Accrued Chief Compliance Officer service fees (Note 3)	429
Accrued directors' fees (Note 3)	189
Payable for securities purchased	1,300,726
Payable for fund shares repurchased	166,186
Audit fees payable	27,099
Other payables and accrued expenses	2,802

TOTAL LIABILITIES	1,707,862

TOTAL NET ASSETS	$233,072,098

NET ASSETS CONSIST OF:

Capital stock	$204,229
Additional paid-in-capital	219,829,321
Accumulated net realized gain on investments, written options, foreign currency, and other assets and liabilities	2,341,808
Net unrealized appreciation on investments, foreign currency, and other assets and liabilities	10,696,740

TOTAL NET ASSETS	$233,072,098

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($233,072,098/20,422,894 shares)	$11.41

The accompanying notes are an integral part of the financial statements.

7

Statement of Operations

For the Year Ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $40,310)	$951,081
Interest	392,530

Total Investment Income	1,343,611

EXPENSES:

Management fees (Note 3)	2,146,546
Fund accounting and transfer agent fees (Note 3)	191,166
Directors' fees (Note 3)	7,100
Chief Compliance Officer service fees (Note 3)	6,195
Custodian fees	18,000
Miscellaneous	77,667

Total Expenses	2,446,674

NET INVESTMENT LOSS	(1,103,063)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments	33,872,247
Written options	155,093
Foreign currency and other assets and liabilities	(1,265)
34,026,075

Net change in unrealized appreciation on -
Investments	(6,059,310)
Written options	(34,093)
Foreign currency and other assets and liabilities	8,566
(6,084,837)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	27,941,238

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,838,175

The accompanying notes are an integral part of the financial statements.

8

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(1,103,063)	$(637,639)
Net realized gain on investments and foreign currency	34,026,075	30,573,419
Net change in unrealized appreciation on investments, written options and foreign currency	(6,084,837)	(2,939,828)

Net increase from operations	26,838,175	26,995,952

DISTRIBUTIONS TO SHAREHOLDERS (Note 10):

From net realized gain on investments	(37,835,088)	(23,934,912)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	22,766,996	32,753,986

Net increase in net assets	11,770,083	35,815,026

NET ASSETS:

Beginning of year	221,302,015	185,486,989

End of year (including undistributed net investment loss of $0 and $0, respectively)	$233,072,098	$221,302,015

The accompanying notes are an integral part of the financial statements.

9

Financial Highlights

	For the Years Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Per share data (for a share outstanding throughout
each year):

Net asset value - Beginning of year	$12.10	$11.89	$11.96	$9.35	$12.52

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.04)	(0.07)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.56	1.71	0.43	2.76	(2.23)

Total from investment operations	1.51	1.67	0.36	2.74	(2.25)

Less distributions to shareholders:
From net investment income	-	-	-	-	--[2]
From net realized gain on investments	(2.20)	(1.46)	(0.43)	(0.13)	(0.92)

Total distributions to shareholders	(2.20)	(1.46)	(0.43)	(0.13)	(0.92)

Net asset value - End of year	$11.41	$12.10	$11.89	$11.96	$9.35

Total return[1]	12.52%	14.16%	3.03%	29.39%	(17.93%)

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.14%	1.17%	1.18%	1.18%	1.20%
Net investment loss	(0.51%)	(0.32%)	(0.62%)	(0.19%)	(0.25%)

Portfolio turnover	93%	110%	109%	86%	76%

Net assets - End of year (000's omitted)	$233,072	$221,302	$185,487	$164,990	$120,245

*The investment advisor did not impose all of its management fee in some years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:
N/A	N/A	0.04%	0.01%	N/A

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.
2Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

10

Notes to Financial Statements

1. ORGANIZATION

Life Sciences Series (the "Series") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Fund"), formerly Exeter Fund, Inc. The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in the life sciences industry.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). On November 5, 1999, the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates. On May 1, 2001, the Series began offering shares directly to investors. Previously, the Series was available from time to time to advisory clients and employees of the Advisor.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2006, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as Life Sciences Series Class A common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds as noted above.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board, taking into consideration, among other things, the nature and type of expense.

11

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)
Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Restricted Securities
Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities
A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio.

Option Contracts
The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

12

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Option Contracts (continued)
The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

13

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has voluntarily agreed, during the current fiscal year, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.18% of average daily net assets each year. For the year ended December 31, 2006, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2006, the Fund paid the Advisor an annual fee of 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2006, the fee rates were reduced as follows: 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2006, purchases and sales of securities, other than United States Government securities and short-term securities, were $189,224,538 and $189,163,545, respectively. There were no purchases or sales of United States Government securities.

14

Notes to Financial Statements

5. OPTIONS WRITTEN

A summary of obligations for written option contracts for the year ended December 31, 2006 is as follows:

	Put Options		Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Balance at December 31, 2005	2,200	$155,093	-	$-
Options expired during 2006	(2,200)	(155,093)	-	-
Balance at December 31, 2006	-	$-	-	$-

6. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Life Sciences Series were:

	For the Year		For the Year
	Ended 12/31/06		Ended 12/31/05
	Shares	Amount	Shares	Amount
Sold	2,965,428	$36,398,370	2,163,358	$26,126,313
Reinvested	3,177,635	37,129,391	1,930,896	23,371,581
Repurchased	(4,007,781)	(50,760,765)	(1,400,560)	(16,743,908)
Total	2,135,282	$22,766,996	2,693,694	$32,753,986

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

7. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2006.

8. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

9. LIFE SCIENCES SECURITIES

The Series may focus its investments in certain related life sciences industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

15

Notes to Financial Statements

10. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, foreign currency gains and losses and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 12/31/06	Ended 12/31/05
Ordinary income	$12,093,520	$8,210,403
Long-term capital gains	25,741,568	15,724,509

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended December 31, 2006.

At December 31, 2006, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$223,683,401

Unrealized appreciation	$25,108,654
Unrealized depreciation	(14,947,833)

Net unrealized appreciation	$10,160,821
Undistributed ordinary income	693,120
Undistributed long-term capital gains	2,180,772

11.  RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 needs to be implemented no later than the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Series’ financial statements.

16

Notes to Financial Statements

11.  RECENT ACCOUNTING PRONOUNCEMENTS (continued)

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Life Sciences Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Life Sciences Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the "Series") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Columbus, Ohio
February 9, 2007

18

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $1,024,149 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

19

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) annual in-person meeting, held on November 16, 2006, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

20

Renewal of Investment Advisory Agreement (unaudited)

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	59
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director -
Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group
(restaurants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

22

Directors' and Officers' Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc. Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate
Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

23

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24

[THIS PAGE INTENTIONALLY LEFT BLANK]

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site  http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov
On the Advisor’s web site                     http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

26

Manning & Napier Fund, Inc.
World Opportunities Series
Annual Report
December 31, 2006

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The World Opportunities Series produced positive absolute and relative returns compared to its benchmarks for the year ended December 31, 2006. A weakening U.S. dollar vs. the Euro combined with healthy returns from emerging markets helped fuel international markets to strong gains. Since the current market cycle (which includes both rising and falling markets) began on January 1, 2000, the World Opportunities Series has substantially outperformed both benchmarks.

Our team of analysts uses time-tested investment strategies to choose stocks for the portfolio. These strategies include the Profile Strategy, the Hurdle Rate Strategy, and the Bankable Deal Strategy. Our investment process also follows strict pricing disciplines in order to avoid buying stocks that are not attractively valued.

The Series has a larger position than its benchmarks in the Information Technology sector as our analysts are finding exciting companies to own with attractive valuations. This sector aided the Series’ return as our holdings, which included a wireless communications service provider, a manufacturer of video conferencing systems, and a company that sells testing equipment to the telecommunications industry, exceeded the returns of the benchmarks. A majority of the stocks we hold within Information Technology fall under our Profile Strategy. In this strategy our analysts seek to identify companies that we believe can grow their earnings faster than the industries in which they operate. Typically, this is accomplished by some sustainable competitive advantage that keeps competitors from entering their markets. We also have significant positions in a variety of companies under the Profile Strategy that manufacture and distribute consumer goods on a global scale. While they earned positive returns over the year, our stocks in this sector trailed the benchmark returns. Many of the products consumers use on a daily basis, including food, beverages, and beauty products, are produced by the companies we hold in the portfolio. These firms are going through constructive improvements to gain market share and raise profit margins through increased advertising while enhancing their product mix to attract customers.

Within our Hurdle Rate Strategy, we have positions across a variety of areas. In this strategy we seek to identify industries currently in a market downturn where profits are temporarily depressed and future expectations are low. When capacity has left the industry and demand begins to pick up, we want to own those companies that are in the strongest position to increase profits and gain market share. Stocks held within this strategy, particular those in the Energy sector, performed quite strongly over the last year. Current holdings also include an aircraft maker and a manufacturer of printing presses.

Our third strategy, the Bankable Deal Strategy, looks for companies selling at extremely depressed prices as compared to their underlying assets. The Series owned only a few stocks under this strategy in the past year. An example of a stock we own is one of the premier resort destinations for families. We believed the underlying value of their properties is far below what the land the properties are located on could be sold for on the open market, a typical Bankable Deal stock to own for the portfolio. The company’s improvement in sales, marketing, and distribution efforts helped the stock to double digit returns over the past year.

Japan performed well on an absolute basis, however it trailed the benchmark over the past year. We maintained very small allocations to the country throughout the year, which contributed to the Series’ outperformance relative to the benchmark. Although the Japanese government continues to be proactive in making the economy more competitive globally, we believe valuations appear to be stretched, making us reluctant to increase positions in Japanese stocks.

Emerging markets continued to perform strongly relative to developed markets. We reduced our positions and sold into the strength throughout the year as we believed valuations did not fully reflect the risks associated with these markets. Developed economies in Europe, on the heals of an improved regulatory environment, appear to offer the most compelling return potential as compared to other regions of the world.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2006 (unaudited)

	Average Annual Total Returns
	As of December 31, 2006

	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Manning & Napier Fund, Inc. - World Opportunities Series[2]	33.88%	16.88%	13.17%	13.25%

Morgan Stanley Capital International (MSCI) World Index[3]	20.07%	9.97%	7.64%	7.92%

Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[3]	26.65%	16.42%	8.29%	8.25%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - World Opportunities Series for the ten years ended December 31, 2006 to the MSCI World Index and the MSCI All Country World Index ex U.S.

Data for line graph to follow:

	Manning & Napier Fund, Inc.	MSCI	MSCI
Date	World Opportunities Series[2]	World Index	All Country World Index ex U.S.
12/31/96	$10,000	$10,000	$10,000
12/31/97	10,781	11,576	10,204
12/31/98	10,309	14,394	11,676
12/31/99	14,677	17,983	15,252
12/31/00	15,845	15,613	12,917
12/31/01	15,797	12,986	10,368
12/31/02	14,094	10,404	8,818
12/31/03	18,435	13,848	12,418
12/31/04	23,122	15,887	15,015
12/31/05	25,741	17,394	17,510
12/31/06	34,463	20,884	22,177

1Performance numbers for the Series are calculated from September 6, 1996, the Series' inception date. Prior to 2001, the MSCI World Index and the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1996.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance and consists of 23 developed market country indices. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) prior to December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Both Indices are denominated in U.S. Dollars and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06-12/31/06
Actual	$1,000.00	$1,182.30	$6.38
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.36	$5.90

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Portfolio Composition as of December 31, 2006 (unaudited)

Data for pie chart to follow:

Country Allocation1

Brazil	3.3%
Canada	2.0%
France	15.4%
Germany	6.0%
Guernsey	2.7%
Israel	3.2%
Netherlands	7.1%
Switzerland	17.3%
United Kingdom	23.6%
Miscellaneous[2]	8.8%
Cash, short-term investments, and other assets, less liabilities	10.6%

1As a percentage of net assets.
2Miscellaneous
Australia (1.6%)
Bermuda (0.9%)
Japan (1.0%)
Norway (1.2%)
South Korea (1.1%)
Spain (1.1%)
Sweden (0.9%)
Taiwan (1.0.%)

Sector Allocation3

Consumer Discretionary	11.0%
Consumer Staples	13.9%
Energy	6.6%
Financials	16.2%
Health Care	7.9%
Industrials	13.0%
Information Technology	15.4%
Materials	5.4%
Cash, short-term investments, and other assets, less liabilities	10.6%

3As a percentage of net assets.

4

Investment Portfolio - December 31, 2006

		Value
	Shares	(Note 2)

COMMON STOCKS - 89.4%

Consumer Discretionary - 11.0%
Auto Components - 1.0%
Autoliv, Inc. (Sweden)	49,505	$2,985,152

Hotels, Restaurants & Leisure - 3.5%
Club Mediterranee S.A.* (France)	205,000	11,039,690

Media - 2.8%
Pearson plc (United Kingdom)	401,000	6,056,607
Reuters Group plc (United Kingdom)	334,495	2,915,699
		8,972,306

Specialty Retail - 3.7%
Douglas Holding AG (Germany)	56,625	2,931,289
Kingfisher plc (United Kingdom)	1,898,925	8,866,359
		11,797,648
Total Consumer Discretionary		34,794,796

Consumer Staples - 13.9%
Beverages - 0.8%
Heineken N.V. (Netherlands)	53,130	2,526,661

Food & Staples Retailing - 3.0%
Carrefour S.A. (France)	156,500	9,489,606

Food Products - 7.6%
Cadbury Schweppes plc (United Kingdom)	514,000	5,499,236
Nestle S.A. (Switzerland)	19,225	6,833,942
Unilever plc - ADR (United Kingdom)	428,848	11,930,551
		24,263,729

Personal Products - 2.5%
Clarins S.A. (France)	105,300	7,970,850
Total Consumer Staples		44,250,846

Energy - 6.6%
Energy Equipment & Services - 5.5%
Abbot Group plc (United Kingdom)	1,537,700	9,572,995
Compagnie Generale de Geophysique-Veritas (CGG-Veritas)* (France)	36,100	7,823,898
		17,396,893

Oil, Gas & Consumable Fuels - 1.1%
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil)	37,120	3,469,978
Total Energy		20,866,871

Financials - 16.2%
Capital Markets - 1.6%
Macquarie Bank Ltd. (Australia)	80,500	5,013,821

Commercial Banks - 10.6%
ABN AMRO Holding N.V. (Netherlands)	325,000	10,445,402
Barclays plc (United Kingdom)	409,750	5,855,863

The accompanying notes are an integral part of the financial statements.

5

Investment Portfolio - December 31, 2006

		Value
	Shares	(Note 2)

Financials (continued)
Commercial Banks (continued)
HSBC Holdings plc (United Kingdom)	350,705	$6,392,059
Royal Bank of Scotland Group plc (United Kingdom)	203,300	7,932,202
Societe Generale (France)	18,910	3,209,781
		33,835,307

Diversified Financial Services - 1.1%
Financiere Marc de Lacharriere S.A. (Fimalac) (France)	35,800	3,435,265

Insurance - 2.9%
Allianz SE (Germany)	30,725	6,282,235
Willis Group Holdings Ltd. (United Kingdom)	71,375	2,834,301
		9,116,536
Total Financials		51,400,929

Health Care - 7.9%
Health Care Equipment & Supplies - 2.0%
Straumann Holding AG (Switzerland)	25,860	6,262,786

Life Sciences Tools & Services - 1.0%
QIAGEN N.V.* (Netherlands)	214,290	3,242,208

Pharmaceuticals - 4.9%
Novartis AG - ADR (Switzerland)	223,075	12,813,428
Sanofi-Aventis - ADR (France)	57,420	2,651,081
		15,464,509
Total Health Care		24,969,503

Industrials - 13.0%
Aerospace & Defense - 2.2%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)	167,150	6,921,682

Air Freight & Logistics - 4.0%
Deutsche Post AG (Germany)	206,000	6,226,522
TNT N.V. (Netherlands)	148,180	6,372,114
		12,598,636

Electrical Equipment - 3.8%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	483,305	8,689,824
Gamesa Corporacion Tecnologica S.A. (Spain)	123,770	3,406,154
		12,095,978

Industrial Conglomerates - 0.9%
Tyco International Ltd. (Bermuda)	96,625	2,937,400

Machinery - 2.1%
Heidelberger Druckmaschinen AG (Germany)	74,000	3,508,414
Schindler Holding AG (Switzerland)	51,820	3,260,818
		6,769,232

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - December 31, 2006

	Shares/	Value
	Principal Amount	(Note 2)

Total Industrials		$41,322,928

Information Technology - 15.4%
Communications Equipment - 5.5%
ECI Telecom Ltd.* (Israel)	1,180,420	10,222,437
Spirent Communications plc* (United Kingdom)	3,296,950	3,662,919
Tandberg ASA (Norway)	243,440	3,671,913
		17,557,269

Electronic Equipment & Instruments - 2.1%
AU Optronics Corp. - ADR (Taiwan)	232,310	3,208,201
LG. Philips LCD Co. Ltd. - ADR* (South Korea)	222,640	3,355,185
		6,563,386

Software - 7.8%
Aladdin Knowledge Systems Ltd.* (Israel)	5,540	107,975
Amdocs Ltd.* (Guernsey)	217,950	8,445,563
Cognos, Inc.* (Canada)	151,175	6,418,891
Misys plc (United Kingdom)	799,770	3,385,870
Square Enix Co. Ltd. (Japan)	120,400	3,156,971
UbiSoft Entertainment S.A.* (France)	97,760	3,299,398
		24,814,668
Total Information Technology		48,935,323

Materials - 5.4%
Chemicals - 5.4%
Lonza Group AG (Switzerland)	197,925	17,109,845

TOTAL COMMON STOCKS
(Identified Cost $222,221,860)		283,651,041

SHORT-TERM INVESTMENTS - 9.8%
Dreyfus Treasury Cash Management - Institutional Shares	6,080,643	6,080,643
Fannie Mae Discount Note, 1/26/2007	$4,000,000	3,985,722
U.S. Treasury Bill, 1/11/2007	17,000,000	16,975,280
U.S. Treasury Bill, 2/22/2007	4,000,000	3,972,576

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $31,015,782)		31,014,221

TOTAL INVESTMENTS - 99.2%
(Identified Cost $253,237,642)		314,665,262

OTHER ASSETS, LESS LIABILITIES - 0.8%		2,456,114

NET ASSETS - 100%		$317,121,376

*Non-income producing security
ADR - American Depository Receipt

The Series' portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United Kingdom - 23.6%; Switzerland - 17.3%; France - 15.4%.

The accompanying notes are an integral part of the financial statements.

7

Statement of Assets and Liabilities

December 31, 2006

ASSETS:

Investments, at value (identified cost $253,237,642) (Note 2)	$314,665,262
Cash	14
Foreign currency, at value (cost $1)	1
Receivable for fund shares sold	2,642,871
Dividends receivable	251,757
Foreign tax reclaims receivable	204,493

TOTAL ASSETS	317,764,398

LIABILITIES:

Accrued management fees (Note 3)	257,474
Accrued fund accounting and transfer agent fees (Note 3)	22,985
Accrued Chief Compliance Officer service fees (Note 3)	429
Accrued directors' fees (Note 3)	190
Payable for fund shares repurchased	207,266
Payable for securities purchased	108,673
Audit fees payable	31,051
Other payables and accrued expenses	14,954

TOTAL LIABILITIES	643,022

TOTAL NET ASSETS	$317,121,376

NET ASSETS CONSIST OF:

Capital stock	$330,971
Additional paid-in-capital	250,351,669
Undistributed net investment income	198,631
Accumulated net realized gain on investments, foreign currency, and other assets and liabilities	4,804,331
Net unrealized appreciation on investments, foreign currency, and other assets and liabilities	61,435,774

TOTAL NET ASSETS	$317,121,376

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($317,121,376/33,097,109 shares)	$9.58

The accompanying notes are an integral part of the financial statements.

8

Statement of Operations

For the Year Ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $308,024)	$5,498,121
Interest	732,685

Total Investment Income	6,230,806

EXPENSES:

Management fees (Note 3)	2,475,585
Fund accounting and transfer agent fees (Note 3)	234,216
Directors' fees (Note 3)	7,100
Chief Compliance Officer service fees (Note 3)	6,195
Custodian fees	45,501
Miscellaneous	105,186

Total Expenses	2,873,783

NET INVESTMENT INCOME	3,357,023

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments	41,244,231
Foreign currency and other assets and liabilities	44,382
41,288,613

Net change in unrealized appreciation on -
Investments	29,913,745
Foreign currency and other assets and liabilities	16,273
29,930,018

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	71,218,631

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$74,575,654

The accompanying notes are an integral part of the financial statements.

9

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,357,023	$1,637,416
Net realized gain on investments and foreign currency	41,288,613	20,217,379
Net change in unrealized appreciation on investments and foreign currency	29,930,018	(2,269,817)

Net increase from operations	74,575,654	19,584,978

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(3,785,787)	(1,515,746)
From net realized gain on investments	(43,381,288)	(16,559,187)

Total distributions to shareholders	(47,167,075)	(18,074,933)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	83,077,241	44,230,903

Net increase in net assets	110,485,820	45,740,948

NET ASSETS:

Beginning of year	206,635,556	160,894,608

End of year (including undistributed net investment income of $198,631 and $583,013, respectively)	$317,121,376	$206,635,556

The accompanying notes are an integral part of the financial statements.

10

Financial Highlights

	For the Years Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$8.46	$8.33	$6.84	$5.28	$5.98

Income (loss) from investment operations:
Net investment income	0.12	0.07	0.05	0.06	0.06
Net realized and unrealized gain (loss) on investments	2.71	0.87	1.68	1.56	(0.71)

Total from investment operations	2.83	0.94	1.73	1.62	(0.65)

Less distributions to shareholders:
From net investment income	(0.14)	(0.07)	(0.06)	(0.06)	-
From net realized gain on investments	(1.57)	(0.74)	(0.18)	--[2]	(0.05)

Total distributions to shareholders	(1.71)	(0.81)	(0.24)	(0.06)	(0.05)

Net asset value - End of year	$9.58	$8.46	$8.33	$6.84	$5.28

Total return[1]	33.88%	11.33%	25.42%	30.80%	(10.78%)

Ratios (to average net assets)/Supplemental Data:
Expenses	1.16%	1.21%	1.26%	1.27%*	1.30%
Net investment income	1.35%	0.95%	0.75%	1.25%	1.10%

Portfolio turnover	64%	46%	42%	31%	41%

Net assets - End of year (000's omitted)	$317,121	$206,636	$160,895	$119,845	$78,772

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) for the year ended 12/31/03 would have been increased by 0.01%.

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year ended 12/31/03.
2Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

11

Notes to Financial Statements

1. ORGANIZATION

World Opportunities Series (the "Series") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Fund"), formerly Exeter Fund, Inc. The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Series is authorized to issue five classes of shares (Class A, B, C, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2006, 1.16 billion shares have been designated in total among 21 series, of which 37.5 million have been designated as World Opportunities Series Class A common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds as noted above.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

12

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)
Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

13

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has voluntarily agreed, during the current fiscal year, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Class A Series at no more than 1.27% of average daily net assets each year. For the year ended December 31, 2006, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2006, the Fund paid the Advisor an annual fee of 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2006, the fee rates were reduced as follows: 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2006, purchases and sales of securities, other than United States Government securities and short-term securities, were $173,996,882 and $146,288,207, respectively. There were no purchases or sales of United States Government securities.

14

Notes to Financial Statements

5. CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of World Opportunities Series were:

	For the Year		For the Year
	Ended 12/31/06		Ended 12/31/05
	Shares	Amount	Shares	Amount
Sold	11,822,192	$114,767,511	6,486,338	$55,109,926
Reinvested	4,599,718	44,020,070	2,067,948	17,622,272
Repurchased	(7,744,452)	(75,710,340)	(3,443,511)	(28,501,295)
Total	8,677,458	$83,077,241	5,110,775	$44,230,903

Approximately 55% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2006.

7. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government

8. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 12/31/06	Ended 12/31/05
Ordinary income	$11,373,017	$3,790,576
Long-term capital gains	35,794,058	14,284,357

15

Notes to Financial Statements

8. FEDERAL INCOME TAX INFORMATION (continued)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed previously as capital gains for its taxable year ended December 31, 2006.

At December 31, 2006, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$253,264,372

Unrealized appreciation	$61,586,357
Unrealized depreciation	(185,467)

Net unrealized appreciation	$61,400,890
Undistributed ordinary income	2,607,016
Undistributed long-term capital gains	2,422,676

9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 needs to be implemented no later than the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Series’ financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of World Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the World Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the "Series") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Columbus, Ohio
February 9, 2007

17

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $5,308,823 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

18

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) annual in-person meeting, held on November 16, 2006, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•  The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•  The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•  The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•  The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

19

Renewal of Investment Advisory Agreement (unaudited)

•  The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•  In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•  The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

20

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	59
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director -
Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group
(restaurants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

21

Directors' and Officers' Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc. Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate
Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

22

Literature Requests (unaudited)
Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site  http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov
On the Advisor’s web site                     http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

23

Manning & Napier Fund, Inc.
Technology Series
Annual Report
December 31, 2006

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Building off its strong performance in previous years, the Technology Series again outperformed its primary benchmark, the Standard & Poor’s (S&P) 500 Information Technology Index, in 2006. For the year, the Series posted a return of 24.37% as compared to the 8.41% return experienced by the S&P 500 Information Technology Index. The result marked the sixth consecutive year the Technology Series outperformed its benchmark.

Once again in 2006, the performance of technology stocks was highly volatile. Similar to 2004 and 2005, technology stocks were significant underperformers over the course of the first half of the year, largely attributable to broader macroeconomic concerns about inflation, interest rates and rising energy prices. This was followed by a sharp, distinct move upwards over the balance of 2006, in which technology stocks outperformed the broader market indices by a significant margin. However, despite the strong appreciation in technology stocks witnessed over the last six months, 2006 marked the third straight year in which the return of technology stocks as a whole lagged that of the broader market. The Technology Series outperformed both the technology sector, as measured by the S&P 500 Information Technology Index, and the broader market, as measured by the S&P 500 Total Return Index.

Given the dichotomy that existed for technology stocks in 2006, we believe the year was yet another that favored skillful, bottom-up stock selection. Importantly, the commitment of technology companies to continuously innovate and develop new products and services demonstrated no signs of abating, and the spending intentions for information technology on the part of cash-rich enterprises maintained strength. As such, the significant volatility in the technology sector favored our approach of patiently focusing on our investment strategies to help us stay invested and minimize downside risk when the markets were turbulent, and identify compelling buying opportunities when stocks became oversold.

Within the technology sector, we primarily concentrate on 1) industry sectors enjoying secular (i.e., non-cyclical) tailwinds, and 2) high quality companies that fit our investment strategies, operate with sound business models, and are building sustainable competitive advantages. These two rules of thumb again had the strongest influence on the industries to which we increased and decreased exposure in 2006. Over the course of the year, the Series increased its holdings in the communications equipment, data networking, and software sectors, and decreased its positions in semiconductor manufacturing, semiconductor equipment, and Telecommunication Services.

Communications Equipment started 2006 as the Series’ largest weighting, and over the course of the year, we increased the Series’ position even more before gradually paring it back to the original weighting as our investments appreciated. Large amounts of data suggest we remain at the early stages of a secular migration from networks based on legacy protocols to networks based on Internet Protocol, or IP. Due to increased competition and severe under-spending since the bubble years, telecommunications carriers and enterprises alike are increasing their capital spending and devoting a significantly larger share of their spending to network equipment that facilitates the move to IP. Richer forms of content soaking up bandwidth, combined with compelling new technologies like Voice and Video over IP, wireless local area networks, mobile computing/data access, wireless email, and intelligent switches, are serving as catalysts to spend for both carriers and enterprises.

On account of these trends, the communications equipment and data networking industries registered some of the strongest performance in the technology sector overall in 2006, and our investments in the same enjoyed even stronger performance. Combined with our overweighted posture throughout 2006, the communications and networking equipment areas were strong contributors to the Series’ outperformance relative to the benchmark in 2006.

Another area of increased investment for the Series during 2006 was the software industry, which both maintained its overweight stance and became the Series’ largest industry position at year end. Within software, our investments focused on a variety of areas, including on-demand (web-based) software, security & authentication, infrastructure software, business intelligence, speech recognition, testing software, and product lifecycle management. Many of these areas are experiencing meaningful secular growth drivers brought on by the explosion of digital data and the changes going on within the software industry mentioned above, and others continue to top enterprise spending surveys given their ability

1

Management Discussion and Analysis (unaudited)

to contribute to competitive advantage. Generally speaking, the software industry turned in a mixed performance in 2006, but the software investments undertaken by the Series during the year performed well and positively contributed to the Series’ outperformance.

One area where the Series reduced its holdings during the year was the semiconductor and semiconductor equipment industries, moving from a moderately underweight position at the beginning of the year to one that was dramatically underweight by year-end. While the communications and consumer electronics sectors continued to underpin solid demand growth for semiconductors, rising inventories at the semiconductor manufacturer level and at distributors, lighter demand from the computing sector, and early indications that semiconductor manufacturers were beginning to add manufacturing capacity at rates beyond the long-term unit demand trend of semiconductors suggested we take profits on the positions we had. While we were able to realize solid gains in our semiconductor and semiconductor capital equipment investments during the year, contributing to the Series’ outperformance overall, our progressively underweight stance in the Semiconductor Equipment industry in particular acted as a drag on performance in the second half of the year as semiconductor manufacturers bought more equipment than expected to fill out their advanced-node fabs. Conversely, our underweight posture in the Semiconductor industry over the balance of the year helped the Series’ performance as semiconductor stocks underperformed technology indices overall.

Another area where the Series was underweight during 2006 was Telecommunication Services. Currently, this sector is experiencing significant technological changes and increasing convergence among traditional incumbent service providers and new entrants such as cable. At the same time, high penetration levels of communications services in developed economies have hurt pricing power in telecom services and increased the emphasis on new data services for growth. Moreover, the capital intensity of the telecom services industry continues to increase in support of these new services. Despite these headwinds, the wireline and wireless telecommunication services industries performed exceptionally well in 2006, driven by increased merger and acquisition activity and historically low valuations and free cash flow yields. As a result, our decision to not invest in this sector lessened the Series’ outperformance relative to its benchmark.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2006 (unaudited)

	Average Annual Total Returns
	As of December 31, 2006

	One	Five	Since
	Year	Year	Inception[1]
Manning & Napier Fund, Inc. - Technology Series[2]	24.37%	11.99%	0.63%

Standard & Poor's (S&P) 500 Total Return Index[3]	15.78%	6.18%	0.98%

Standard & Poor's (S&P) 500 Information Technology Index[3]	8.41%	0.68%	-11.70%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Technology Series from its current activation1 (8/8/00) to present (12/31/06) to the S&P 500 Total Return Index and the S&P 500 Information Technology Index.

Data for line graph to follow:

	Manning & Napier Fund, Inc.	S&P 500	S&P 500 Information
Date	Technology Series[2]	Total Return Index	Technology Index
8/8/00	$10,000	$10,000	$10,000
12/31/00	7,160	8,945	5,972
12/31/01	5,910	7,883	4,552
12/31/02	3,730	6,142	2,728
12/31/03	7,440	7,902	4,017
12/31/04	8,190	8,761	4,120
12/31/05	8,370	9,191	4,161
12/31/06	10,410	10,641	4,511

1Performance numbers for the Series and Indices are calculated from August 8, 2000, the Series' current activation date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. If a shareholder had made an original investment of $10,000 on the previous activation date of August 29, 1994 and held the investment through the liquidation date on April 16, 1997, the average annual return would have been 28.23% versus 22.62% for the S&P 500 Total Return Index for the same time period.
3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Information Technology Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of technology related products and services. Both Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06-12/31/06
Actual	$1,000.00	$1,195.20	$6.31
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.46	$5.80

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition as of December 31, 2006 (unaudited)

Data for pie chart to follow:

Sector Allocation1

Consumer Discretionary	6.0%
Industrials	2.4%
Information Technology (Communications Equipment)	21.6%
Information Technology (Computers & Peripherals)	6.6%
Information Technology (Electronic Equipment & Instruments)	7.5%
Information Technology (IT Services)	6.7%
Information Technology (Semiconductors & Semiconductor Equipment)	2.1%
Information Technology (Software)	32.8%
Telecommunication Services	3.1%
Cash, short-term investments, and other assets, less liabilities	11.2%

1As a percentage of net assets.

Top Ten Stock Holdings2

Cisco Systems, Inc.	5.5%
NAVTEQ Corp.	4.7%
LoJack Corp.	4.4%
International Game Technology	4.3%
RightNow Technologies, Inc.	4.2%
Borland Software Corp.	4.0%
ECI Telecom Ltd. (Israel)	3.9%
Salesforce.com, Inc.	3.9%
TIBCO Software, Inc.	3.8%
Amdocs Ltd. (Guernsey)	3.8%

2As a percentage of total investments.

5

Investment Portfolio - December 31, 2006

		Value
	Shares	(Note 2)

COMMON STOCKS - 88.8%

Consumer Discretionary - 6.0%
Hotels, Restaurants & Leisure - 4.3%
International Game Technology	155,000	$7,161,000

Internet & Catalog Retail - 1.7%
Audible, Inc.*	365,825	2,900,992
Total Consumer Discretionary		10,061,992

Industrials - 2.4%
Industrial Conglomerates - 2.4%
3M Co.	50,500	3,935,465

Information Technology - 77.3%
Communications Equipment - 21.6%
Blue Coat Systems, Inc.*	255,900	6,128,805
Cisco Systems, Inc.*	337,000	9,210,210
ECI Telecom Ltd.* (Israel) (Note 7)	760,000	6,581,600
Ixia*	416,000	3,993,600
Juniper Networks, Inc.*	270,000	5,113,800
Spirent Communications plc* (United Kingdom) (Note 7)	4,560,000	5,066,171
		36,094,186

Computers & Peripherals - 6.6%
Avid Technology, Inc.*	168,000	6,259,680
EMC Corp.*	364,000	4,804,800
		11,064,480

Electronic Equipment & Instruments - 7.5%
LG. Philips LCD Co. Ltd. - ADR* (South Korea) (Note 7)	340,000	5,123,800
LoJack Corp.*	432,000	7,378,560
		12,502,360

IT Services - 6.7%
CheckFree Corp.*	103,000	4,136,480
RightNow Technologies, Inc.*	411,000	7,077,420
		11,213,900

Semiconductors & Semiconductor Equipment - 2.1%
Genesis Microchip, Inc.*	352,000	3,569,280

Software - 32.8%
Agile Software Corp.*	536,000	3,296,400
Aladdin Knowledge Systems Ltd.* (Israel) (Note 7)	102,500	1,997,725
Amdocs Ltd.* (Guernsey) (Note 7)	163,000	6,316,250
Applix, Inc.*	440,000	4,994,000

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - December 31, 2006

	Shares/	Value
	Principal Amount	(Note 2)

Information Technology (continued)
Software (continued)
Borland Software Corp.*	1,234,000	$6,712,960
NAVTEQ Corp.*	225,800	7,896,226
Nuance Communications, Inc.*	475,000	5,443,500
Salesforce.com, Inc.*	178,000	6,488,100
Symantec Corp.*	258,000	5,379,300
TIBCO Software, Inc.*	672,000	6,343,680
		54,868,141
Total Information Technology		129,312,347

Telecommunication Services - 3.1%
Diversified Telecommunication Services - 3.1%
iPass, Inc.*	884,000	5,197,920

TOTAL COMMON STOCKS
(Identified Cost $132,706,968)		148,507,724

SHORT-TERM INVESTMENTS - 11.1%
Dreyfus Treasury Cash Management - Institutional Shares	3,624,108	3,624,108
U.S. Treasury Bill, 1/11/2007	$15,000,000	14,978,286

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $18,604,368)		18,602,394

TOTAL INVESTMENTS - 99.9%
(Identified Cost $151,311,336)		167,110,118

OTHER ASSETS, LESS LIABILITIES - 0.1%		142,172

NET ASSETS - 100%		$167,252,290

*Non-income producing security
ADR - American Depository Receipt

The accompanying notes are an integral part of the financial statements.

7

Statement of Assets and Liabilities

December 31, 2006

ASSETS:

Investments, at value (identified cost $151,311,336) (Note 2)	$167,110,118
Receivable for fund shares sold	636,244
Dividends receivable	104,667
Foreign tax reclaims receivable	953

TOTAL ASSETS	167,851,982

LIABILITIES:

Accrued management fees (Note 3)	140,941
Accrued fund accounting and transfer agent fees (Note 3)	11,988
Accrued Chief Compliance Officer service fees (Note 3)	429
Accrued directors' fees (Note 3)	212
Payable for securities purchased	374,423
Payable for fund shares repurchased	39,682
Audit fees payable	26,102
Other payables and accrued expenses	5,915

TOTAL LIABILITIES	599,692

TOTAL NET ASSETS	$167,252,290

NET ASSETS CONSIST OF:

Capital stock	$160,640
Additional paid-in-capital	161,935,084
Accumulated net realized loss on investments, foreign currency, and other assets and liabilities	(10,642,216)
Net unrealized appreciation on investments	15,798,782

TOTAL NET ASSETS	$167,252,290

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($167,252,290/16,063,996 shares)	$10.41

The accompanying notes are an integral part of the financial statements.

8

Statement of Operations

For the Year Ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $6,672)	$1,125,305
Interest	261,497

Total Investment Income	1,386,802

EXPENSES:

Management fees (Note 3)	1,366,747
Fund accounting and transfer agent fees (Note 3)	123,546
Directors' fees (Note 3)	7,100
Chief Compliance Officer service fees (Note 3)	6,195
Custodian fees	13,700
Miscellaneous	67,504

Total Expenses	1,584,792

NET INVESTMENT LOSS	(197,990)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments	16,096,728
Foreign currency and other assets and liabilities	1,046
16,097,774

Net change in unrealized appreciation on investments	14,064,805

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	30,162,579

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,964,589

The accompanying notes are an integral part of the financial statements.

9

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/06	12/31/05

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(197,990)	$(432,807)
Net realized gain on investments and foreign currency	16,097,774	17,451,714
Net change in unrealized appreciation on investments	14,064,805	(9,195,898)

Net increase from operations	29,964,589	7,823,009

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	26,632,096	39,511,796

Net increase in net assets	56,596,685	47,334,805

NET ASSETS:

Beginning of year	110,655,605	63,320,800

End of year (including undistributed net investment loss of $0 and $0, respectively)	$167,252,290	$110,655,605

The accompanying notes are an integral part of the financial statements.

10

Financial Highlights

	For the Years Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$8.37	$8.19	$7.44	$3.73	$5.91

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.03)	(0.04)[1]	(0.03)	(0.03)[1]
Net realized and unrealized gain (loss) on investments	2.05	0.21	0.79	3.74	(2.15)

Total from investment operations	2.04	0.18	0.75	3.71	(2.18)

Net asset value - End of year	$10.41	$8.37	$8.19	$7.44	$3.73

Total return[2]	24.37%	2.20%	10.08%	99.46%	(36.89%)

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.16%	1.20%	1.20%	1.20%	1.20%
Net investment loss	(0.14%)	(0.48%)	(0.52%)	(0.58%)	(0.71%)

Portfolio turnover	83%	116%	50%	83%	137%

Net assets - End of year (000's omitted)	$167,252	$110,656	$63,321	$20,032	$10,178

*The investment advisor did not impose all of its management fee in some years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:
N/A	0.03%	0.16%	0.81%	0.41%

1Calculated based on average shares outstanding during the year.
2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.

11

Notes to Financial Statements

1. ORGANIZATION

Technology Series (the "Series") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Fund"), formerly Exeter Fund, Inc. The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in technology-based industries.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). On August 8, 2000, the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates. The Series resumed offering shares directly to investors on May 18, 2004, as it had done previously from time to time.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2006, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as Technology Series Class A common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds as noted above.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board, taking into consideration, among other things, the nature and type of expense.

12

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)
Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

13

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2008, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.20% of average daily net assets each year. For the year ended December 31, 2006, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2006, the Fund paid the Advisor an annual fee of 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2006, the fee rates were reduced as follows: 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2006, purchases and sales of securities, other than United States Government securities and short-term securities, were $123,350,456 and $106,800,299, respectively. There were no purchases or sales of United States Government securities.

14

Notes to Financial Statements

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Technology Series were:

	For the Year		For the Year
	Ended 12/31/06		Ended 12/31/05
	Shares	Amount	Shares	Amount
Sold	3,714,032	$34,727,879	6,199,719	$45,218,344
Repurchased	(863,035)	(8,095,783)	(716,929)	(5,706,548)
Total	2,850,997	$26,632,096	5,482,790	$39,511,796

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2006.

7. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8. TECHNOLOGY SECURITIES

The Series may focus its investments in certain related technology industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, foreign currency gains and losses and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

15

Notes to Financial Statements

9. FEDERAL INCOME TAX INFORMATION (continued)

At December 31, 2006, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$151,592,563

Unrealized appreciation	$17,685,955
Unrealized depreciation	(2,168,400)

Net unrealized appreciation	$15,517,555
Capital loss carryover	10,360,989

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2010.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 needs to be implemented no later than the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Series’ financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Technology Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Technology Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the "Series") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Columbus, Ohio
February 9, 2007

17

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) annual in-person meeting, held on November 16, 2006, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

18

Renewal of Investment Advisory Agreement (unaudited)

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

19

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	59
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director -
Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group
(restaurants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

20

Directors' and Officers' Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc. Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate
Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

21

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site  http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov
On the Advisor’s web site                     http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

22

Manning & Napier Fund, Inc.
Small Cap Series
Annual Report
December 31, 2006

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Small Cap Series generated another strong annual return during 2006. Its total return of 18.06% outperformed the Standard & Poor’s (S&P) 500 Total Return Index and was just 31 basis points (i.e., 0.31%) behind the Russell 2000® Index. Also, and importantly, the Series has significantly outperformed both indices over the current market cycle, which began on April 1, 2000. The Series’ annualized return over the market cycle is nearly twice the annualized return posted by the Russell 2000® Index. Because a market cycle includes periods of both rising and falling markets, measuring performance over a full cycle provides more perspective than measurements over other time periods.

Energy remained a core investment theme in 2006, but its relative weight varied throughout the year. Early in 2006 we took profits, then mid to late year we increased the Series’ position in this industry, becoming overweight relative to the Russell 2000® Index’s holdings, by investing in value-added suppliers. We invest in companies that supply goods and services to the oil producers because they will receive the capital expenditures of the major integrated oil companies. Global oil demand remained robust and producers are earning high returns and have high levels of cash. Producers are investing to try to boost production but high depletion rates and geologic conditions, as well as political uncertainty in producing regions, are raising the cost of exploration and production and requiring increasingly value-added and technological solutions.

The Series’ holdings in Consumer Staples also contributed to its strong performance in 2006. In fact, the Consumer Staples sector had the highest absolute return of any sector in the Russell 2000® Index, although it represents a relatively low portion of the stocks in the Index. A number of individual securities in this sector performed well as the market began to appreciate the consistent earnings stream that many Consumer Staples companies offer.

We began building positions in the airline sector in 2004, and our investment proved successful in 2005 and again in 2006. Performance varied across the sector, but our basket approach served the Series well. The airlines benefited in late 2006 from declining fuel prices as well as strong demand. These stocks were purchased under our Hurdle Rate Strategy, which looks for strong companies within industries in which we expect to see favorable supply and demand dynamics, as low profitability forces capacity reductions, which in turn lead to pricing power for the remaining participants.

We increased our position in Financials stocks in 2006, but we remain underweight compared to the benchmark. We continue to try to take advantage of the consolidation trend in regional banking and also added to themes relative to money transfer and wealth management. The Financials sector of the Russell 2000® Index underperformed the Index as a whole for the year. The Series continues to be underweight in the real estate investment trust (REIT) sector relative to the Index, and this hurt relative performance as a very select group of real estate related equities performed exceptionally well.

The Utilities sector performed well in 2006, delivering one of the highest sector returns in the Russell 2000® Index. The Series had a strong overweight position in this sector going into 2006. During the year we took some profits, but we remain invested in companies with low-cost coal-based generating assets that our research indicates are well-positioned to benefit from increasing energy prices.

Health Care was another sector in which we increased the Series’ allocation in 2006. During the year we added to holdings in the health care information technology (HCIT) sub-sector (a sub-sector of health care providers & services). Other Health Care holdings participate in a host of themes including joint devices, contact lenses, instrumentation makers and producers of advanced analytics (e.g. rapid response testing capabilities).

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2006 (unaudited)

	Average Annual Total Returns
	As of December 31, 2006

	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Manning & Napier Fund, Inc. - Small Cap Series[2]	18.06%	13.01%	10.12%	11.22%

Standard & Poor's (S&P) 500 Total Return Index[3]	15.78%	6.18%	8.42%	10.86%

Russell 2000® Index[3]	18.37%	11.39%	9.44%	11.46%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Small Cap Series for the ten years ended December 31, 2006 to the S&P 500 Total Return Index and the Russell 2000® Index.

Data for line graph to follow:

	Manning & Napier Fund, Inc.	S&P 500
Date	Small Cap Series[2]	Total Return Index	Russell 2000® Index
12/31/96	$10,000	$10,000	$10,000
12/31/97	11,220	13,335	12,236
12/31/98	9,696	17,147	11,925
12/31/99	10,653	20,754	14,460
12/31/00	11,657	18,865	14,023
12/31/01	14,227	16,624	14,371
12/31/02	11,788	12,952	11,428
12/31/03	16,246	16,664	16,828
12/31/04	19,463	18,476	19,912
12/31/05	22,209	19,382	20,819
12/31/06	26,220	22,441	24,643

1Performance numbers for the Series and Indices are calculated from April 30, 1992, the Series' current activation date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The Russell 2000® Index is an unmanaged index that consists of 2,000 U.S. small-capitalization stocks. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices' returns, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06-12/31/06
Actual	$1,000.00	$1,107.60	$6.11
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Portfolio Composition as of December 31, 2006 (unaudited)

Data for pie chart to follow:

Sector Allocation*

Consumer Discretionary	15.6%
Consumer Staples	3.5%
Energy	9.9%
Financials	6.0%
Health Care	20.1%
Industrials	14.1%
Information Technology	17.8%
Materials	4.1%
Telecommunication Services	1.0%
Utilities	4.4%
Cash, short-term investments, and liabilities, less other assets	3.5%

1As a percentage of net assets.

Market Capitalization

Average	$1,469 Million
Median	1,030 Million
Weighted Average	1,450 Million

Top Ten Stock Holdings2

Hydril Co.	2.6%
Aquila, Inc.	2.4%
JetBlue Airways Corp.	2.4%
Build-A-Bear Workshop, Inc.	2.3%
Wright Medical Group, Inc.	2.2%
ECI Telecom Ltd. (Israel)	2.1%
Take-Two Interactive Software, Inc.	2.1%
The Cooper Companies, Inc.	2.0%
Pride International, Inc.	2.0%
Nelnet, Inc. - Class A	1.9%

2As a percentage of total investments.

4

Investment Portfolio - December 31, 2006

		Value
	Shares	(Note 2)

COMMON STOCKS - 96.5%

Consumer Discretionary - 15.6%
Auto Components - 3.1%
Azure Dynamics Corp.* (Canada) (Note 8)	1,938,000	$1,313,166
Superior Industries International, Inc.	85,000	1,637,950
Tenneco, Inc.*	103,800	2,565,936
		5,517,052

Diversified Consumer Services - 2.6%
Corinthian Colleges, Inc.*	128,000	1,744,640
Universal Technical Institute, Inc.*	126,000	2,798,460
		4,543,100

Internet & Catalog Retail - 0.8%
Audible, Inc.*	173,000	1,371,890

Leisure Equipment & Products - 0.9%
Callaway Golf Co.	64,000	922,240
K2, Inc.*	48,000	633,120
		1,555,360

Media - 4.2%
Acme Communications, Inc.*	396,000	1,987,920
DreamWorks Animation SKG, Inc. - Class A*	68,000	2,005,320
Playboy Enterprises, Inc. - Class B*	148,000	1,696,080
Scholastic Corp.*	49,000	1,756,160
		7,445,480

Specialty Retail - 4.0%
Build-A-Bear Workshop, Inc.*	147,000	4,118,940
Douglas Holding AG (Germany) (Note 8)	29,000	1,501,234
Tractor Supply Co.*	30,500	1,363,655
		6,983,829
Total Consumer Discretionary		27,416,711

Consumer Staples - 3.5%
Beverages - 1.2%
Hansen Natural Corp.*	35,950	1,210,796
National Beverage Corp.	62,000	869,860
		2,080,656

Food & Staples Retailing - 1.5%
Pathmark Stores, Inc.*	154,000	1,717,100
Smart & Final, Inc.*	46,700	882,630
		2,599,730

The accompanying notes are an integral part of the financial statements.

5

Investment Portfolio - December 31, 2006

		Value
	Shares	(Note 2)

Consumer Staples (continued)
Food Products - 0.8%
Lancaster Colony Corp.	12,200	$540,582
Tootsie Roll Industries, Inc.	29,664	970,013
		1,510,595
Total Consumer Staples		6,190,981

Energy - 9.9%
Energy Equipment & Services - 6.5%
APL ASA* (Norway) (Note 8)	198,000	1,953,947
Hydril Co.*	60,000	4,511,400
National-Oilwell Varco, Inc.*	24,500	1,498,910
Pride International, Inc.*	116,000	3,480,000
		11,444,257

Oil, Gas & Consumable Fuels - 3.4%
Evergreen Energy, Inc.*	181,000	1,790,090
Forest Oil Corp.*	55,000	1,797,400
Foundation Coal Holdings, Inc.	44,490	1,413,002
Mariner Energy, Inc.*	44,511	872,416
		5,872,908
Total Energy		17,317,165

Financials - 6.0%
Commercial Banks - 3.6%
Boston Private Financial Holdings, Inc.	59,500	1,678,495
Citizens & Northern Corp.	24,418	537,191
Croghan Bancshares, Inc.	11,500	411,125
National Bankshares, Inc.	26,000	616,200
Northrim BanCorp, Inc.	18,165	483,189
Potomac Bancshares, Inc.	28,592	444,605
Tower Bancorp, Inc.	8,825	394,919
Wilmington Trust Corp.	41,430	1,747,103
		6,312,827

Consumer Finance - 1.9%
Nelnet, Inc. - Class A*	121,990	3,337,646

Real Estate Investment Trusts (REITS) - 0.5%
Equity Inns, Inc.	56,000	893,760
Total Financials		10,544,233

Health Care - 20.1%
Biotechnology - 2.6%
Cepheid, Inc.*	222,000	1,887,000
Senomyx, Inc.*	210,625	2,736,019
		4,623,019

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - December 31, 2006

		Value
	Shares	(Note 2)

Health Care (continued)
Health Care Equipment & Supplies - 8.5%
The Cooper Companies, Inc.	80,300	$3,573,350
Foxhollow Technologies, Inc.*	99,260	2,142,031
IntraLase Corp.*	87,000	1,947,060
Kyphon, Inc.*	41,720	1,685,488
OraSure Technologies, Inc.*	198,000	1,635,480
Wright Medical Group, Inc.*	167,000	3,887,760
		14,871,169

Health Care Providers & Services - 3.5%
AMN Healthcare Services, Inc.*	100,000	2,754,000
Cross Country Healthcare, Inc.*	152,000	3,316,640
		6,070,640

Health Care Technology - 3.6%
AMICAS, Inc.*	628,000	1,846,320
Eclipsys Corp.*	101,380	2,084,373
WebMD Health Corp. - Class A*	60,000	2,401,200
		6,331,893

Life Sciences Tools & Services - 1.9%
Affymetrix, Inc.*	68,300	1,574,998
Caliper Life Sciences, Inc.*	315,000	1,801,800
		3,376,798
Total Health Care		35,273,519

Industrials - 14.1%
Aerospace & Defense - 1.6%
Hexcel Corp.*	160,000	2,785,600

Airlines - 5.2%
AirTran Holdings, Inc.*	255,000	2,993,700
AMR Corp.*	31,000	937,130
Continental Airlines, Inc. - Class B*	24,000	990,000
JetBlue Airways Corp.*	297,000	4,217,400
		9,138,230

Commercial Services & Supplies - 0.9%
Covanta Holding Corp.*	71,200	1,569,248

Construction & Engineering - 1.1%
Quanta Services, Inc.*	95,000	1,868,650

Electrical Equipment - 2.1%
Hubbell, Inc. - Class B	33,000	1,491,930
Hydrogenics Corp.* (Canada) (Note 8)	601,110	763,410
Plug Power, Inc.*	390,050	1,517,294
		3,772,634

The accompanying notes are an integral part of the financial statements.

7

Investment Portfolio - December 31, 2006

		Value
	Shares	(Note 2)

Industrials (continued)
Machinery - 3.2%
AGCO Corp.*[1]	64,000	$1,980,160
Bucyrus International, Inc. - Class A	39,200	2,028,992
Wabtec Corp.	53,000	1,610,140
		5,619,292
Total Industrials		24,753,654

Information Technology - 17.8%
Communications Equipment - 4.9%
Blue Coat Systems, Inc.*	125,000	2,993,750
ECI Telecom Ltd.* (Israel) (Note 8)	435,000	3,767,100
Plantronics, Inc.	87,500	1,855,000
		8,615,850

Computers & Peripherals - 0.8%
Avid Technology, Inc.*	38,000	1,415,880

Electronic Equipment & Instruments - 2.2%
LoJack Corp.*	165,810	2,832,035
Mechanical Technology, Inc.*	519,740	982,309
		3,814,344

IT Services - 2.8%
MoneyGram International, Inc.	103,000	3,230,080
RightNow Technologies, Inc.*	95,300	1,641,066
		4,871,146

Semiconductors & Semiconductor Equipment - 1.8%
Cabot Microelectronics Corp.*	95,000	3,224,300

Software - 5.3%
Borland Software Corp.*	537,000	2,921,280
Take-Two Interactive Software, Inc.*	203,000	3,605,280
UbiSoft Entertainment S.A.* (France) (Note 8)	83,080	2,803,949
		9,330,509
Total Information Technology		31,272,029

Materials - 4.1%
Chemicals - 3.1%
Calgon Carbon Corp.*	286,000	1,773,200
Minerals Technologies, Inc.	30,250	1,778,397
The Scotts Miracle-Gro Co. - Class A	35,300	1,823,245
		5,374,842

Paper & Forest Products - 1.0%
Louisiana-Pacific Corp.	82,000	1,765,460
Total Materials		7,140,302

The accompanying notes are an integral part of the financial statements.

8

Investment Portfolio - December 31, 2006

		Value
	Shares	(Note 2)

Telecommunication Services - 1.0%
Diversified Telecommunication Services - 1.0%
iPass, Inc.*	301,000	$1,769,880

Utilities - 4.4%
Electric Utilities - 2.0%
Allegheny Energy, Inc.*	36,000	1,652,760
Westar Energy, Inc.	67,400	1,749,704
		3,402,464

Multi-Utilities - 2.4%
Aquila, Inc.*	902,100	4,239,870
Total Utilities		7,642,334

TOTAL COMMON STOCKS
(Identified Cost $148,586,562)		169,320,808

SHORT-TERM INVESTMENTS - 3.6%
Dreyfus Treasury Cash Management - Institutional Shares
(Identified Cost $6,335,225)	6,335,225	6,335,225

TOTAL INVESTMENTS - 100.1%
(Identified Cost $154,921,787)		175,656,033

LIABILITIES, LESS OTHER ASSETS - (0.1%)		(164,741)

NET ASSETS - 100%		$175,491,292

*Non-income producing security
1Security pledged as collateral for call option written.

Written Call Options Outstanding

	Shares Subject	Value
Common Stock/Expiration Date/Exercise Price	to Call	(Note 2)
AGCO Corp./January 2007/$30
(premiums received $116,476)	64,000	$128,000

The accompanying notes are an integral part of the financial statements.

9

Statement of Assets and Liabilities

December 31, 2006

ASSETS:

Investments, at value (identified cost $154,921,787) (Note 2)	$175,656,033
Foreign currency, at value (cost $2)	2
Receivable for fund shares sold	441,900
Receivable for securities sold	106,267
Dividends receivable	75,563
Foreign tax reclaims receivable	547

TOTAL ASSETS	176,280,312

LIABILITIES:

Accrued management fees (Note 3)	146,155
Accrued fund accounting and transfer agent fees (Note 3)	12,581
Accrued Chief Compliance Officer service fees (Note 3)	429
Accrued directors' fees (Note 3)	223
Payable for securities purchased	433,327
Written options outstanding, at value (premiums received $116,476) (Note 5)	128,000
Payable for fund shares repurchased	36,855
Audit fees payable	26,899
Other payables and accrued expenses	4,551

TOTAL LIABILITIES	789,020

TOTAL NET ASSETS	$175,491,292

NET ASSETS CONSIST OF:

Capital stock	$134,168
Additional paid-in-capital	153,385,889
Accumulated net realized gain on investments, foreign currency, and other assets and liabilities	1,248,488
Net unrealized appreciation on investments, foreign currency, and other assets and liabilities	20,722,747

TOTAL NET ASSETS	$175,491,292

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($175,491,292/13,416,788 shares)	$13.08

The accompanying notes are an integral part of the financial statements.

10

Statement of Operations

For the Year Ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $10,178)	$950,873
Interest	264,290

Total Investment Income	1,215,163

EXPENSES:

Management fees (Note 3)	1,604,988
Fund accounting and transfer agent fees (Note 3)	146,111
Directors' fees (Note 3)	7,100
Chief Compliance Officer service fees (Note 3)	6,195
Custodian fees	13,000
Miscellaneous	79,154

Total Expenses	1,856,548

NET INVESTMENT LOSS	(641,385)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on -
Investments	35,004,632
Foreign currency and other assets and liabilities	366
35,004,998

Net change in unrealized appreciation on -
Investments	(5,973,562)
Written options	310,789
Foreign currency and other assets and liabilities	122
(5,662,651)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	29,342,347

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,700,962

The accompanying notes are an integral part of the financial statements.

11

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(641,385)	$(827,819)
Net realized gain on investments and foreign currency	35,004,998	29,193,403
Net change in unrealized appreciation on investments, written options and foreign currency	(5,662,651)	(7,237,580)

Net increase from operations	28,700,962	21,128,004

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net realized gain on investments	(33,448,452)	(33,255,433)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	25,822,755	(2,894,053)

Net increase (decrease) in net assets	21,075,265	(15,021,482)

NET ASSETS:

Beginning of year	154,416,027	169,437,509

End of year (including undistributed net investment loss of $0 and $0, respectively)	$175,491,292	$154,416,027

The accompanying notes are an integral part of the financial statements.

12

Financial Highlights

	For the Years Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$13.66	$15.01	$13.12	$9.52	$11.49

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.07)	(0.07)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	2.55	2.20	2.66	3.64	(1.94)

Total from investment operations	2.50	2.13	2.59	3.60	(1.97)

Less distributions to shareholders:
From net realized gain on investments	(3.08)	(3.48)	(0.70)	-	-

Net asset value - End of year	$13.08	$13.66	$15.01	$13.12	$9.52

Total return[1]	18.06%	14.11%	19.81%	37.82%	(17.15%)

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.16%	1.19%	1.22%	1.22%	1.24%
Net investment loss	(0.40%)	(0.51%)	(0.54%)	(0.39%)	(0.28%)

Portfolio turnover	85%	55%	61%	42%	70%

Net assets - End of year (000's omitted)	$175,491	$154,416	$169,438	$139,909	$95,772

*The investment advisor did not impose all of its management fee in some years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:
N/A	N/A	0.01%	0.01%	N/A

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.

13

Notes to Financial Statements

1. ORGANIZATION

Small Cap Series (the "Series") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Fund"), formerly Exeter Fund, Inc. The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies with small market capitalizations.

The Series is authorized to issue five classes of shares (Class A, B, C, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2006, 1.16 billion shares have been designated in total among 21 series, of which 37.5 million have been designated as Small Cap Series Class A common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds as noted above.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

14

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)
Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board, taking into consideration, among other things, the nature and type of expense.

Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Option Contracts
The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

15

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Option Contracts (continued)
When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc.

16

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

(“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has voluntarily agreed, during the current fiscal year, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Class A Series at no more than 1.22% of average daily net assets each year. For the year ended December 31, 2006, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2006, the Fund paid the Advisor an annual fee of 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2006, the fee rates were reduced as follows: 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2006, purchases and sales of securities, other than United States Government securities and short-term securities, were $129,056,335 and $137,948,466, respectively. There were no purchases or sales of United States Government securities.

An employee of The BISYS Group, Inc. serves as an officer of the Fund. Therefore, The BISYS Group, Inc. is considered an “affiliated company”, as defined in the 1940 Act. The following transactions were effected in shares of The BISYS Group, Inc. for the year ended December 31, 2006:

Purchases		Sales
Shares	Cost	Shares	Proceeds	Realized Gain	Income
-	$-	99,000	$1,529,434	$86,489	$-

As of December 31, 2006, the Series did not hold any shares of affiliated companies.

17

Notes to Financial Statements

5. OPTIONS WRITTEN

A summary of obligations for written option contracts for the year ended December 31, 2006 is as follows:

	Put Options		Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Balance at December 31, 2005	-	$-	1,700	$575,688
Options entered into during 2006	-	-	640	116,476
Options exercised during 2006	-	-	(1,700)	(575,688)
Balance at December 31, 2006	-	$-	640	$116,476

6. CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of Small Cap Series were:
	For the Year		For the Year
	Ended 12/31/06		Ended 12/31/05

	Shares	Amount	Shares	Amount

Sold	2,333,662	$34,715,820	1,301,583	$19,749,527
Reinvested	2,454,854	32,569,872	2,297,202	32,506,715
Repurchased	(2,677,271)	(41,462,937)	(3,581,248)	(55,150,295)
Total	2,111,245	$25,822,755	17,537	$(2,894,053)

Approximately 80% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

7. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2006 other than those referred to in Note 5.

8. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

18

Notes to Financial Statements

9. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, the tax practice known as equalization and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 12/31/06	Ended 12/31/05

Ordinary income	$5,103,422	$6,173,310
Long-term capital gains	28,345,030	27,272,123

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $28,495,030 as capital gains for its taxable year ended December 31, 2006.

At December 31, 2006, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$154,805,311

Unrealized appreciation	$27,474,182
Unrealized depreciation	(6,751,460)

Net unrealized appreciation	$20,722,722
Undistributed ordinary income	127,760
Undistributed long-term capital gains	1,120,728

10. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 needs to be implemented no later than the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Series’ financial statements.

19

Notes to Financial Statements

10. RECENT ACCOUNTING PRONOUNCEMENTS (continued)

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Small Cap Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the "Series") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Columbus, Ohio
February 9, 2007

21

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $661,213 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

22

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) annual in-person meeting, held on November 16, 2006, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

23

Renewal of Investment Advisory Agreement (unaudited)

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

24

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	59
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director -
Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group
(restaurants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

25

Directors' and Officers' Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc. Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate
Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

26

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site  http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov
On the Advisor’s web site                     http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

27

Manning & Napier Fund, Inc.
International Series
Annual Report
December 31, 2006

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Global markets remained strong in 2006 continuing a four-year bull run. The International Series returned 21.96% for the 2006 calendar year. The Series outperformed the Standard & Poor’s (S&P) 500 Total Return Index, a measure of the performance of U.S. stocks, but the performance was below that of the Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., which had a very strong year, returning 26.65%.

The Series’ underperformance relative to the international benchmark can be attributed to a number of factors, including strong performance from emerging countries in Asia and Latin America. However, it was more than that, as certain sectors in developed markets also performed well. Sector selection within countries became more important for the Series as stocks leveraged to global growth were the most significant drivers of the markets’ appreciation. We had limited holdings in emerging markets and kept fairly defensive holdings in developed markets, due to headwinds from a global slowdown instigated by rising global interest rates around the world including the U.S., United Kingdom, Europe, and Japan. The high level of liquidity the past few years helped push the spread between emerging bonds and U.S. bonds to an all time low, which implies investors see little risk in these markets. A reduction of the liquidity or even the fear of that outcome would be a very negative development for holdings tied to growth.

The International Series remains predominantly invested in Western Europe, based on evidence of efforts by Western European countries to remove burdens on the corporate sector, such as strict labor laws and high taxes, to regain competitiveness lost to lower labor-cost countries such as Eastern Europe and Asia. Western Europe, and Germany in particular, has initiated a fair amount of reform over the last few years, but much more needs to be done. However, in 2006, new reform measures slowed in order to ‘digest’ previous measures, and because stronger growth and corporate profits led to increased resistance from the labor sector. In Germany, at the end of 2006 growth remained strong and consumer confidence was at recent year highs, which will make the headwinds easier to bear.

Late in 2006, the Series reduced its holdings in Germany, due to the upcoming Value Added Tax (VAT) increase, but also to lock in gains earned during the “good” times. The VAT was scheduled to rise from 16% to 19% on January 1, 2007, and its effects are already being felt as purchases of big ticket items were pushed forward into December. The holdings sold also were those more sensitive to the economic cycle. With some of the proceeds from the sales, the Series increased defensive holdings in the UK and Switzerland. The Series also increased its position in France at the start of 2006 based on low valuations. France as a whole offered attractive valuations on a relative basis when the purchases were made, and even after strong performance for the year, valuations there remain attractive. Both our French and German holdings performed strongly over the course of the year, and were near benchmark performance.

We decreased our position in Japan in the second quarter. Japan was the weakest performer of the developed markets; therefore, our underweight relative to the benchmark helped performance. Although the Japanese recovery continues, its sustainability remains in question. Despite strong and growing corporate profits, the domestic consumer remains weak and hesitant to spend, and deflation has yet to be soundly beaten. In addition, continued overall economic growth is prompting the Bank of Japan to tighten monetary policy. Thus far, the Japanese monetary authorities have shown restraint from moving too quickly, with only one rate increase. However, the “normalization” of interest rates is the eventual goal of the government, and we believe it remains a risk if it’s done prematurely. In addition, the new Prime Minister remains an enigma. His rhetoric has been for continued reforms and fiscal austerity. He has thus far delivered on controlling public expenditures, but there are fears that he is returning the legislature to an “old guard” mentality of discussing reform at length in committees, but seeing only limited action. Despite the concerns, Japan has made a number of positive reforms over the last few years, such as postal privatization, cleaning up the banking sector, and improving competitiveness by loosening labor restrictions.

In the first half of the year we sold the Series’ holdings in India, Malaysia, Indonesia, and Korea. Although all were sold in part to reduce exposure to emerging markets, there were other reasons as well. In India, valuations appeared to be exorbitant. The Indonesian banks, purchased in 2005, were sold once investor fears over the inflation scare caused by an ending of fuel subsidies and the massive rate hikes that took place to combat it subsided. We sold the South Korean

1

Management Discussion and Analysis (unaudited)

holdings because the government began increasing interest rates in response to expanding credit and fears of a housing bubble. South Korea’s government historically has had a tendency to be overly aggressive regarding monetary policy, causing huge cyclical swings, which added to our concerns. Although we realized significant gains on all the stocks sold, all the markets except South Korea continued to perform strongly over the rest of the year.

The Series increased its holdings in Taiwan in 2006. Both relative and absolute valuations appear low, and investor concern remains elevated over tensions with Mainland China. We believe the market has overreacted to these fears because it is in the best interests of both countries to improve ties from an economic standpoint. In addition, Taiwan’s leader, a culprit in instigating the tensions, may be losing favor even within his own party. Accordingly, despite our caution about investments in emerging markets, we believe Taiwan remains attractive. Our Taiwanese holdings performed strongly for the year, outperforming the Taiwanese market as a whole.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2006 (unaudited)

	Average Annual Total Returns
	As of December 31, 2006

	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Manning & Napier Fund, Inc. - International Series[2]	21.96%	14.78%	11.95%	11.05%

Standard & Poor's (S&P) 500 Total Return Index[3]	15.78%	6.18%	8.42%	11.06%

Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[3]	26.65%	16.42%	8.29%	9.25%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - International Series for the ten years ended December 31, 2006 to the S&P 500 Total Return Index and the MSCI All Country World Index ex U.S.

Data for line graph to follow:

	Manning & Napier Fund, Inc.	S&P 500	MSCI All Country
Date	International Series[2]	Total Return Index	World Index ex U.S.
12/31/96	$10,000	$10,000	$10,000
12/31/97	12,770	13,335	10,204
12/31/98	15,788	17,147	11,676
12/31/99	20,120	20,754	15,252
12/31/00	19,511	18,865	12,917
12/31/01	15,514	16,624	10,368
12/31/02	13,296	12,952	8,818
12/31/03	18,893	16,664	12,418
12/31/04	22,231	18,476	15,015
12/31/05	25,341	19,382	17,510
12/31/06	30,907	22,441	22,177

1Performance numbers for the Series and the S&P 500 Total Return Index are calculated from August 27, 1992, the Series' inception date. Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from August 31, 1992.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) prior to December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Both Indices' returns, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06-12/31/06
Actual	$1,000.00	$1,113.90	$6.23
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.31	$5.96

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition as of December 31, 2006 (unaudited)

Data for pie chart to follow:

Country Allocation1

France	13.5%
Germany	20.5%
Italy	6.3%
Japan	9.6%
Netherlands	2.7%
Portugal	1.7%
Switzerland	4.7%
Taiwan	4.7%
United Kingdom	23.2%
Miscellaneous[2]	2.0%
Cash, short-term investments, and other assets, less liabilities	11.1%

1As a percentage of net assets.
2Miscellaneous
Norway (0.9%)
Poland (0.6%)
Spain (0.5%)

Sector Allocation3

Consumer Discretionary	6.9%
Consumer Staples	17.4%
Energy	5.9%
Financials	28.5%
Health Care	8.4%
Industrials	4.7%
Information Technology	4.3%
Materials	3.3%
Telecommunication Services	4.2%
Utilities	5.3%
Cash, short-term investments, and other assets, less liabilities	11.1%

3As a percentage of net assets.

5

Investment Portfolio - December 31, 2006

		Value
	Shares	(Note 2)

COMMON STOCKS - 88.9%

Consumer Discretionary - 6.9%
Media - 4.0%
Impresa S.A. (SGPS)* (Portugal)	169,000	$1,043,940
Mediaset S.p.A. (Italy)	175,000	2,076,541
Reed Elsevier plc - ADR (United Kingdom)	55,600	2,448,624
Wolters Kluwer N.V. (Netherlands)	105,037	3,020,942
		8,590,047

Multiline Retail - 1.3%
PPR (France)	18,300	2,734,263

Specialty Retail - 0.9%
KOMERI Co. Ltd. (Japan)	67,000	1,959,492

Textiles, Apparel & Luxury Goods - 0.7%
LVMH S.A. (Louis Vuitton Moet Hennessy) (France)	14,920	1,574,455
Total Consumer Discretionary		14,858,257

Consumer Staples - 17.4%
Beverages - 3.6%
Diageo plc (United Kingdom)	130,000	2,551,390
Kirin Brewery Co. Ltd. (Japan)	173,000	2,720,254
Scottish & Newcastle plc (United Kingdom)	229,000	2,508,330
		7,779,974

Food & Staples Retailing - 3.6%
Carrefour S.A. (France)	38,832	2,354,635
President Chain Store Corp. (Taiwan)	495,000	1,195,718
Tesco plc (United Kingdom)	533,000	4,220,801
		7,771,154

Food Products - 7.0%
Cadbury Schweppes plc (United Kingdom)	358,000	3,830,208
Groupe Danone (France)	15,976	2,420,766
Nestle S.A. (Switzerland)	8,400	2,985,962
Suedzucker AG (Germany)	72,400	1,738,257
Unilever plc - ADR (United Kingdom)	148,000	4,117,360
		15,092,553

Household Products - 1.9%
Kao Corp. (Japan)	47,000	1,267,922
Reckitt Benckiser plc (United Kingdom)	62,500	2,855,814
		4,123,736

Personal Products - 1.3%
Clarins S.A. (France)	35,777	2,708,197
Total Consumer Staples		37,475,614

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - December 31, 2006

		Value
	Shares	(Note 2)

Energy - 5.9%
Oil, Gas & Consumable Fuels - 5.9%
BP plc (United Kingdom)	205,000	$2,277,555
Eni S.p.A. (Italy)	143,154	4,814,440
Royal Dutch Shell plc - Class B (United Kingdom)	70,500	2,470,536
Total S.A. (France)	45,160	3,257,519
Total Energy		12,820,050

Financials - 28.5%
Capital Markets - 2.8%
Daiwa Securities Group, Inc. (Japan)	79,000	886,335
Deutsche Bank AG (Germany)	30,000	4,022,280
Nomura Holdings, Inc. (Japan)	63,000	1,188,629
		6,097,244

Commercial Banks - 17.8%
Aareal Bank AG* (Germany)	92,000	4,279,239
Banca Monte dei Paschi di Siena S.p.A. (Italy)	181,000	1,171,221
Bank Handlowy w Warszawie S.A. (Poland)	24,000	718,370
Barclays plc (United Kingdom)	221,000	3,158,379
BNP Paribas (France)	26,000	2,836,345
The Chugoku Bank Ltd. (Japan)	137,000	1,798,420
Commerzbank AG (Germany)	62,500	2,371,705
Credit Agricole S.A. (France)	57,900	2,434,822
The Hachijuni Bank Ltd. (Japan)	244,000	1,597,412
HSBC Holdings plc (United Kingdom)	153,000	2,788,626
Mitsubishi UFJ Financial Group, Inc. (Japan)	170	2,100,177
Royal Bank of Scotland Group plc (United Kingdom)	82,700	3,226,725
SanPaolo IMI S.p.A. (Italy) (now known as Intesa Sanpaolo)	51,300	1,191,716
Societe Generale (France)	11,312	1,920,097
The Sumitomo Trust & Banking Co. Ltd. (Japan)	247,000	2,590,604
UniCredito Italiano S.p.A. (Italy)	489,000	4,285,680
		38,469,538

Diversified Financial Services - 1.4%
ING Groep N.V. (Netherlands)	65,395	2,899,328

Insurance - 6.5%
Allianz SE (Germany)	32,620	6,669,699
Axa (France)	44,892	1,817,296
Muenchener Rueckver AG (Germany)	32,400	5,602,207
		14,089,202
Total Financials		61,555,312

Health Care - 8.4%
Health Care Equipment & Supplies - 0.5%
Straumann Holding AG (Switzerland)	4,580	1,109,186

The accompanying notes are an integral part of the financial statements.

7

Investment Portfolio - December 31, 2006

		Value
	Shares	(Note 2)

Health Care (continued)
Pharmaceuticals - 7.9%
AstraZeneca plc (United Kingdom)	22,300	$1,197,948
AstraZeneca plc - ADR (United Kingdom)	37,000	1,981,350
GlaxoSmithKline plc (United Kingdom)	138,000	3,631,010
Novartis AG - ADR (Switzerland)	49,000	2,814,560
Sanofi-Aventis (France)	21,083	1,946,538
Shire plc (United Kingdom)	170,000	3,524,471
Takeda Pharmaceutical Co. Ltd. (Japan)	28,000	1,922,515
		17,018,392
Total Health Care		18,127,578

Industrials - 4.7%
Airlines - 2.1%
Deutsche Lufthansa AG (Germany)	164,800	4,530,950

Commercial Services & Supplies - 0.5%
Taiwan Secom Co. Ltd. (Taiwan)	627,210	1,133,906

Electrical Equipment - 0.8%
Teco Electric & Machinery Co. Ltd. (Taiwan)	3,280,000	1,671,209

Industrial Conglomerates - 0.6%
Sonae S.A. (SGPS) (Portugal)	669,100	1,333,555

Machinery - 0.7%
FANUC Ltd. (Japan)	15,500	1,526,683
Total Industrials		10,196,303

Information Technology - 4.3%
Communications Equipment - 0.6%
D-Link Corp. (Taiwan)	946,000	1,239,847

Electronic Equipment & Instruments - 1.1%
KEYENCE Corp. (Japan)	4,950	1,226,788
Yageo Corp.* (Taiwan)	2,690,000	1,255,003
		2,481,791

Semiconductors & Semiconductor Equipment - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	216,297	2,364,126

Software - 1.5%
SAP AG (Germany)	61,400	3,269,242
Total Information Technology		9,355,006

Materials - 3.3%
Chemicals - 2.7%
Arkema* (France)	1,129	58,012
Bayer AG (Germany)	107,350	5,785,278
		5,843,290

The accompanying notes are an integral part of the financial statements.

8

Investment Portfolio - December 31, 2006

	Shares/	Value
	Principal Amount	(Note 2)

Materials (continued)
Construction Materials - 0.6%
Taiwan Cement Corp. (Taiwan)	1,488,901	$1,345,860
Total Materials		7,189,150

Telecommunication Services - 4.2%
Diversified Telecommunication Services - 4.2%
France Telecom S.A. - ADR (France)	31,000	858,700
Portugal Telecom S.A. (SGPS) - ADR (Portugal)	94,250	1,219,595
Swisscom AG - ADR (Switzerland)	85,000	3,209,600
Telefonica S.A. - ADR (Spain)	18,250	1,163,438
Telekomunikacja Polska S.A. (Poland)	64,000	541,812
Telenor ASA - ADR (Norway)	36,250	2,045,588
Total Telecommunication Services		9,038,733

Utilities - 5.3%
Electric Utilities - 2.7%
E.ON AG (Germany)	43,737	5,962,798

Multi-Utilities - 2.6%
National Grid plc (United Kingdom)	229,000	3,304,092
Suez S.A. (France)	43,340	2,244,141
		5,548,233
Total Utilities		11,511,031

TOTAL COMMON STOCKS
(Identified Cost $127,147,194)		192,127,034

SHORT-TERM INVESTMENTS - 10.1%
Dreyfus Treasury Cash Management - Institutional Shares	6,779,439	6,779,439
Fannie Mae Discount Note, 1/11/2007	$15,000,000	14,973,600

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $21,758,106)		21,753,039

TOTAL INVESTMENTS - 99.0%
(Identified Cost $148,905,300)		213,880,073

OTHER ASSETS, LESS LIABILITIES - 1.0%		2,100,615

NET ASSETS - 100%		$215,980,688

*Non-income producing security
ADR - American Depository Receipt

The Series' portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United Kingdom - 23.2%; Germany - 20.5%; France - 13.5%.

The accompanying notes are an integral part of the financial statements.

9

Statement of Assets and Liabilities

December 31, 2006

ASSETS:

Investments, at value (identified cost $148,905,300) (Note 2)	$213,880,073
Foreign currency, at value (cost $219,032)	220,072
Cash	59
Receivable for fund shares sold	1,961,119
Dividends receivable	145,213
Foreign tax reclaims receivable	139,868

TOTAL ASSETS	216,346,404

LIABILITIES:

Accrued management fees (Note 3)	176,160
Accrued fund accounting and transfer agent fees (Note 3)	14,587
Accrued Chief Compliance Officer service fees (Note 3)	429
Accrued directors' fees (Note 3)	223
Payable for fund shares repurchased	133,696
Audit fees payable	30,944
Other payables and accrued expenses	9,677

TOTAL LIABILITIES	365,716

TOTAL NET ASSETS	$215,980,688

NET ASSETS CONSIST OF:

Capital stock	$219,473
Additional paid-in-capital	150,696,266
Undistributed net investment income	80,919
Net unrealized appreciation on investments, foreign currency, and other assets and liabilities	64,984,030

TOTAL NET ASSETS	$215,980,688

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($215,980,688/21,947,307 shares)	$9.84

The accompanying notes are an integral part of the financial statements.

10

Statement of Operations

For the Year Ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $603,485)	$4,367,929
Interest	680,800

Total Investment Income	5,048,729

EXPENSES:

Management fees (Note 3)	1,956,851
Fund accounting and transfer agent fees (Note 3)	174,738
Directors' fees (Note 3)	7,100
Chief Compliance Officer service fees (Note 3)	6,195
Custodian fees	93,050
Miscellaneous	80,718

Total Expenses	2,318,652

NET INVESTMENT INCOME	2,730,077

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments (net of foreign capital gains tax, $44,669) (Note 2)	35,152,592
Foreign currency and other assets and liabilities	(63,436)
35,089,156

Net change in unrealized appreciation on -
Investments	3,913,308
Foreign currency and other assets and liabilities	15,890
3,929,198

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	39,018,354

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,748,431

The accompanying notes are an integral part of the financial statements.

11

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/06	12/31/05

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,730,077	$1,853,731
Net realized gain on investments and foreign currency	35,089,156	16,455,889
Net change in unrealized appreciation on investments and foreign currency	3,929,198	4,582,655

Net increase from operations	41,748,431	22,892,275

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(2,592,847)	(1,903,150)
From net realized gain on investments	(36,732,750)	(14,732,499)

Total distributions to shareholders	(39,325,597)	(16,635,649)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	20,390,350	20,994,192

Net increase in net assets	22,813,184	27,250,818

NET ASSETS:

Beginning of year	193,167,504	165,916,686

End of year (including undistributed net investment income and distributions in excess of net investment income of $80,919 and $(6,428), respectively)	$215,980,688	$193,167,504

The accompanying notes are an integral part of the financial statements.

12

Financial Highlights

	For the Years Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$9.90	$9.52	$8.83	$6.67	$7.89

Income (loss) from investment operations:
Net investment income	0.15	0.11	0.08	0.07	0.07
Net realized and unrealized gain (loss) on investments	2.01	1.21	1.44	2.72	(1.20)

Total from investment operations	2.16	1.32	1.52	2.79	(1.13)

Less distributions to shareholders:
From net investment income	(0.15)	(0.11)	(0.08)	(0.06)	(0.07)
From net realized gain on investments	(2.07)	(0.83)	(0.75)	(0.57)	(0.02)

Total distributions to shareholders	(2.22)	(0.94)	(0.83)	(0.63)	(0.09)

Net asset value - End of year	9.84	$9.90	$9.52	$8.83	$6.67

Total return[1]	21.96%	13.99%	17.67%	42.10%	(14.30%)

Ratios (to average net assets)/Supplemental Data:
Expenses	1.18%	1.24%	1.29%	1.30%*	1.32%
Net investment income	1.39%	1.10%	0.86%	0.94%	0.96%

Portfolio turnover	30%	35%	19%	46%	5%

Net assets - End of year (000's omitted)	$215,981	$193,168	$165,917	$129,479	$80,945

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) for the year ended 12/31/03 would have been increased by 0.02%.

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year ended 12/31/03.

The accompanying notes are an integral part of the financial statements.

13

Notes to Financial Statements

1. ORGANIZATION

International Series (the "Series") is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”), formerly Exeter Fund, Inc. The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series resumed offering shares directly to investors on May 18, 2004, as it had done previously from time to time. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2006, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as International Series Class A common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds as noted above.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board, taking into consideration, among other things, the nature and type of expense.

14

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)
Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

15

Notes to Financial Statements

3.TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has voluntarily agreed, during the current fiscal year, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.30% of average daily net assets each year. For the year ended December 31, 2006, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2006, the Fund paid the Advisor an annual fee of 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2006, the fee rates were reduced as follows: 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2006, purchases and sales of securities, other than United States Government securities and short-term securities, were $53,692,196 and $86,389,435, respectively. There were no purchases or sales of United States Government securities.

16

Notes to Financial Statements

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of International Series were:

	For the Year		For the Year
	Ended 12/31/06		Ended 12/31/05
	Shares	Amount	Shares	Amount
Sold	3,790,447	$40,831,406	2,448,832	$23,946,331
Reinvested	3,944,903	38,787,300	1,670,321	16,343,037
Repurchased	(5,307,703)	(59,228,356)	(2,023,371)	(19,295,176)
Total	2,427,647	$20,390,350	2,095,782	$20,994,192

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2006.

7. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses and investments in passive foreign investment companies. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 12/31/06	Ended 12/31/05

Ordinary income	$5,289,902	$3,284,321
Long-term capital gains	34,035,695	13,351,328

17

Notes to Financial Statements

8. FEDERAL INCOME TAX INFORMATION (continued)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed previously as capital gains for its taxable year ended December 31, 2006.

At December 31, 2006, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$148,905,300

Unrealized appreciation	$65,494,466
Unrealized depreciation	(519,693)

Net unrealized appreciation	$64,974,773
Undistributed ordinary income	80,919

9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 needs to be implemented no later tan the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Series’ financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of International Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the "Series") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Columbus, Ohio
February 9, 2007

19

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $3,910,294 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

20

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) annual in-person meeting, held on November 16, 2006, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

21

Renewal of Investment Advisory Agreement (unaudited)

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	59
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director -
Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group
(restaurants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

23

Directors' and Officers' Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc. Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate
Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

24

[THIS PAGE INTENTIONALLY LEFT BLANK]

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site  http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov
On the Advisor’s web site                     http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

26

Manning & Napier Fund, Inc.
Financial Services Series
Annual Report
December 31, 2006

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Financial Services Series closed its first full calendar year with solid performance, beating both the Standard & Poor’s (S&P) 500 Total Return Index and S&P 500 Financials Index, and closing the gap on the S&P 500 Financials Index since the Series’ inception on July 1, 2005. For the year, the Series ended with a total return of 19.62% compared to 15.78% for the S&P 500 Total Return Index and 19.21% for the S&P 500 Financials Index.

The Financial sector’s performance over this time period was aided by the end of the interest rate increases instituted by the Federal Reserve Bank (the “Fed”).  The Fed has so far decided to leave short-term rates unchanged at 5.25% since June 29th after 17 consecutive ¼ point increases.

The competitive relative performance versus the S&P 500 Financials Index was due to a combination of our sector weightings and our selection of stocks within each sector. The two main positive factors were our positions in the banking industry and in asset management and custody banks. These two segments experienced strong returns in the second half of the year. However, the Series’ relatively small positions in real estate investment trusts (REITs) and investment banks and brokers acted to hold down performance relative to the index as both segments experienced very strong returns.

We maintain our largest position in the banking sector as banks have been able to continue growing earnings through a difficult interest rate environment and consolidation continues. We continue to favor the large regional banks as well as the money-centers given their attractive valuations. Our focus has been on those banks that have been able to grow their fee-based revenue, but we have also found opportunities to increase exposure to more traditional banks as valuations became more attractive during 2006.

Another theme in the portfolio is the development of the high net worth marketplace and the potential for various participants in it. Over the last half of 2006, we added positions in companies that serve this market.  These companies typically try to offer comprehensive platforms of different financial services, which enhances client retention and per client profitability. This sector has continued to enjoy strong growth as both improvements in wealth accumulation and demographics serve to benefit these companies.

A third area on which we have focused is the asset management and custody banks industry. Valuations became increasingly attractive in the second quarter of 2006 and provided an opportunity to increase holdings in these industries. With robust equity market performance, the industry has experienced a substantial increase in assets under management and improving equity fund flows. Accordingly, we have added companies that benefit from this trend along with companies that have the scale to increase margins as flows grow.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2006 (unaudited)

	Average Annual Total Returns
	As of December 31, 2006
	One	Since
	Year	Inception[1]

Manning & Napier Fund, Inc. - Financial Services Series[2]	19.62%	18.12%

Standard & Poor's (S&P) 500 Total Return Index[3]	15.78%	14.41%

Standard & Poor's (S&P) 500 Financials Index[3]	19.21%	19.03%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Financial Services Series from its inception1 (7/1/05) to present (12/31/06) to the S&P 500 Total Return Index and the S&P 500 Financials Index.

Data for line graph to follow:
	Manning & Napier Fund, Inc. -	S&P 500	S&P 500
Date	Financial Services Series[2]	Total Return Index	Financials Index
7/1/05	$10,000	$10,000	$10,000
9/30/05	10,060	10,360	10,072
12/31/05	10,739	10,576	10,901
3/31/06	11,381	11,021	11,255
6/30/06	11,251	10,862	11,240
9/30/06	11,988	11,851	23,378
12/31/06	12,846	12,245	12,995

1Performance numbers for the Series and Indices are calculated from July 1, 2005, the Series' inception date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Financials Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of financial related products and services. Both Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06-12/31/06
Actual	$1,000.00	$1,141.80	$6.32
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.31	$5.96

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Portfolio Composition as of December 31, 2006 (unaudited)

Data for pie chart to follow

Sector Allocation1

Financials (Capital Markets)	17.2%
Financials (Commercial Banks)	33.8%
Financials (Consumer Finance)	4.2%
Financials (Diversified Financial Services)	10.7%
Financials (Insurance)	13.1%
Industrials	4.2%
Information Technology	12.2%
Cash, short-term investments, and other assets, less liabilities	4.6%

1As a percentage of net assets.

Top Ten Stock Holdings2

CheckFree Corp.	3.7%
U.S. Bancorp	3.7%
JPMorgan Chase & Co.	3.5%
Bank of America Corp.	3.5%
Wachovia Corp.	3.4%
PNC Financial Services Group, Inc.	3.3%
Western Union Co.	3.3%
SEI Investments Co.	3.3%
The Dun & Bradstreet Corp.	2.8%
Automatic Data Processing, Inc.	2.8%

2As a percentage of total investments.

4

Investment Portfolio - December 31, 2006

		Value
	Shares	(Note 2)

COMMON STOCKS - 95.4%

Financials - 79.0%
Capital Markets - 17.2%
The Bank of New York Co., Inc.	66,000	$2,598,420
The Charles Schwab Corp.	116,600	2,255,044
Franklin Resources, Inc.	21,200	2,335,604
Janus Capital Group, Inc.	133,000	2,871,470
Mellon Financial Corp.[1]	55,000	2,318,250
Merrill Lynch & Co., Inc.	38,700	3,602,970
Morgan Stanley	31,600	2,573,188
SEI Investments Co.	73,000	4,347,880
		22,902,826

Commercial Banks - 33.8%
ABN AMRO Holding N.V. - ADR (Netherlands) (Note 7)	81,000	2,596,050
Barclays plc (United Kingdom) (Note 7)	168,000	2,400,940
Boston Private Financial Holdings, Inc.	43,200	1,218,672
HSBC Holdings plc - ADR (United Kingdom) (Note 7)	32,700	2,996,955
Huntington Bancshares, Inc.	43,700	1,037,875
KeyCorp	56,000	2,129,680
Marshall & Ilsley Corp.	46,500	2,237,115
PNC Financial Services Group, Inc.	59,000	4,368,360
Royal Bank of Scotland Group plc (United Kingdom) (Note 7)	87,000	3,394,499
Societe Generale - ADR (France) (Note 7)	37,500	1,271,839
SunTrust Banks, Inc.	30,600	2,584,170
TCF Financial Corp.	114,000	3,125,880
U.S. Bancorp	135,000	4,885,650
Wachovia Corp.	80,000	4,556,000
Wells Fargo & Co.	47,000	1,671,320
Wilmington Trust Corp.	30,850	1,300,944
Zions Bancorporation	37,200	3,066,768
		44,842,717

Consumer Finance - 4.2%
Capital One Financial Corp.	24,000	1,843,680
Nelnet, Inc. - Class A*	91,000	2,489,760
SLM (Sallie Mae) Corp.	27,000	1,316,790
		5,650,230

Diversified Financial Services - 10.7%
Bank of America Corp.	86,700	4,628,913
Citigroup, Inc.	65,000	3,620,500
Financiere Marc de Lacharriere S.A. (Fimalac) (France) (Note 7)	13,600	1,305,017

The accompanying notes are an integral part of the financial statements.

5

Investment Portfolio - December 31, 2006

	Shares/	Value
	Principal Amount	(Note 2)

Financials (continued)
Diversified Financial Services (continued)
JPMorgan Chase & Co.	96,000	$4,636,800
		14,191,230

Insurance - 13.1%
Allianz SE (Germany) (Note 7)	12,400	2,535,385
Ambac Financial Group, Inc.	28,650	2,551,856
American International Group, Inc.	48,000	3,439,680
First American Corp.	32,000	1,301,760
MBIA, Inc.	39,725	2,902,308
Principal Financial Group, Inc.	21,000	1,232,700
Torchmark Corp.	17,700	1,128,552
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	58,500	2,323,035
		17,415,276
Total Financials		105,002,279

Industrials - 4.2%
Commercial Services & Supplies - 4.2%
ChoicePoint, Inc.*	46,000	1,811,480
The Dun & Bradstreet Corp.*	45,000	3,725,550
Total Industrials		5,537,030

Information Technology - 12.2%
IT Services - 12.2%
Automatic Data Processing, Inc.	75,000	3,693,750
CheckFree Corp.*	123,000	4,939,680
First Data Corp.	75,000	1,914,000
Paychex, Inc.	33,175	1,311,740
Western Union Co.	194,000	4,349,480
Total Information Technology		16,208,650

TOTAL COMMON STOCKS
(Identified Cost $111,117,487)		126,747,959

SHORT-TERM INVESTMENTS - 4.1%
Dreyfus Treasury Cash Management - Institutional Shares	3,916,629	3,916,629
U.S. Treasury Bill, 1/11/2007	$1,500,000	1,497,813

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $5,414,650)		5,414,442

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - December 31, 2006

Value
(Note 2)

TOTAL INVESTMENTS - 99.5%
(Identified Cost $116,532,137)	$132,162,401

OTHER ASSETS, LESS LIABILITIES - 0.5%	692,968

NET ASSETS - 100%	$132,855,369

*Non-income producing security
ADR - American Depository Receipt
1Mellon Financial Corp. is the parent company of Mellon Trust of New England N.A., the Fund's custodian.

The accompanying notes are an integral part of the financial statements.

7

Statement of Assets and Liabilities

December 31, 2006

ASSETS:

Investments, at value (identified cost $116,532,137) (Note 2)	$132,162,401
Cash	61
Receivable for fund shares sold	756,201
Dividends receivable	168,552
Foreign tax reclaims receivable	15,651

TOTAL ASSETS	133,102,866

LIABILITIES:

Accrued management fees (Note 3)	110,444
Accrued fund accounting and transfer agent fees (Note 3)	9,263
Accrued Chief Compliance Officer service fees (Note 3)	438
Accrued directors' fees (Note 3)	226
Payable for fund shares repurchased	90,967
Audit fees payable	25,592
Other payables and accrued expenses	10,567

TOTAL LIABILITIES	247,497

TOTAL NET ASSETS	$132,855,369

NET ASSETS CONSIST OF:

Capital stock	$106,220
Additional paid-in-capital	115,200,202
Undistributed net investment income	40,469
Accumulated net realized gain on investments, foreign currency, and other assets and liabilities	1,877,797
Net unrealized appreciation on investments and other assets and liabilities	15,630,681

TOTAL NET ASSETS	$132,855,369

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($132,855,369/10,621,970 shares)	$12.51

The accompanying notes are an integral part of the financial statements.

8

Statement of Operations

For the Year Ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $24,500)	$2,175,984
Interest	52,754

Total Investment Income	2,228,738

EXPENSES:

Management fees (Note 3)	957,151
Fund accounting and transfer agent fees (Note 3)	89,743
Directors' fees (Note 3)	7,000
Chief Compliance Officer service fees (Note 3)	5,950
Custodian fees	8,799
Miscellaneous	67,261

Total Expenses	1,135,904

NET INVESTMENT INCOME	1,092,834

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments	3,531,999
Foreign currency and other assets and liabilities	1,110

3,533,109

Net change in unrealized appreciation on -
Investments	12,687,732
Foreign currency and other assets and liabilities	417

12,688,149

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,221,258

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,314,092

The accompanying notes are an integral part of the financial statements.

9

Statements of Changes in Net Assets

	For the	For the Period
	Year Ended	7/1/05[1] to
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,092,834	$216,747
Net realized gain on investments and foreign currency	3,533,109	204,647
Net change in unrealized appreciation on investments and foreign currency	12,688,149	2,942,532

Net increase from operations	17,314,092	3,363,926

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income	(1,089,560)	(180,182)
From net realized gain on investments	(1,860,551)	-

Total distributions to shareholders	(2,950,111)	(180,182)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	68,817,354	46,490,290

Net increase in net assets	83,181,335	49,674,034

NET ASSETS:

Beginning of period	49,674,034	-

End of period (including undistributed net investment income of $40,469 and $36,565, respectively)	$132,855,369	$49,674,034

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

10

Financial Highlights

	For the	For the Period
	Year Ended	7/1/05[1] to
	12/31/06	12/31/05
Per share data (for a share outstanding throughout
each period):

Net asset value - Beginning of period	$10.70	$10.00

Income from investment operations:
Net investment income	0.10	0.05
Net realized and unrealized gain on investments	2.00	0.69

Total from investment operations	2.10	0.74

Less distributions to shareholders:
From net investment income	(0.11)	(0.04)
From net realized gain on investments	(0.18)	-

Total distributions to shareholders	(0.29)	(0.04)

Net asset value - End of period	$12.51	$10.70

Total return[2]	19.62%	7.39%

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.18%	1.20%[3]
Net investment income	1.14%	0.95%[3]

Portfolio turnover	30%	6%

Net assets - End of period (000's omitted)	$132,855	$49,674

*The investment advisor did not impose all of its management fee in some periods. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:
N/A	0.16%[3]

1Commencement of operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.
3Annualized.

The accompanying notes are an integral part of the financial statements.

11

Notes to Financial Statements

1. ORGANIZATION

Financial Services Series (the "Series") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Fund"), formerly Exeter Fund, Inc. The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in the financial services industry.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2006, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as Financial Services Series Class A common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds as noted above.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board, taking into consideration, among other things, the nature and type of expense.

Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

12

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except

13

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2008, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.20% of average daily net assets each year. For the year ended December 31, 2006, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2006, the Fund paid the Advisor an annual fee of 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2006, the fee rates were reduced as follows: 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2006, purchases and sales of securities, other than United States Government securities and short-term securities, were $90,188,426 and $27,893,498, respectively. There were no purchases or sales of United States Government securities.

An employee of The BISYS Group, Inc. serves as an officer of the Fund. Therefore, The BISYS Group, Inc. is considered an “affiliated company”, as defined in the 1940 Act. The following transactions were effected in shares of The BISYS Group, Inc. for the year ended December 31, 2006:

Purchases		Sales
Shares	Cost	Shares	Proceeds	Realized Gain	Income
70,000	$1,084,713	147,300	$2,203,048	$14,848	$-

As of December 31, 2006, the Series did not hold any shares of affiliated companies.

14

Notes to Financial Statements

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Financial Services Series were:

			For the Period 7/1/05
	For the Year		(commencement of
	Ended 12/31/06		operations) to 12/31/05
	Shares	Amount	Shares	Amount
Sold	6,045,105	$69,415,961	4,696,385	$47,040,740
Reinvested	232,171	2,891,162	16,137	174,282
Repurchased	(297,702)	(3,489,769)	(70,126)	(724,732)
Total	5,979,574	$68,817,354	4,642,396	$46,490,290

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2006.

7. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8. FINANCIAL SERVICES SECURITIES

The Series may focus its investments in certain related financial services industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

15

Notes to Financial Statements

9. FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

		For the Period 7/1/05
	For the Year	(commencement of
	Ended 12/31/06	operations) to 12/31/05
Ordinary income	$2,451,358	$180,182
Long-term capital gains	498,753	-

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended December 31, 2006.

At December 31, 2006, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$116,532,137

Unrealized appreciation	$16,113,544
Unrealized depreciation	(483,280)

Net unrealized appreciation	$15,630,264
Undistributed ordinary income	1,362,857
Undistributed long-term capital gains	555,409

10. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 provides guidance for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 needs to be implemented no later than the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Series’ financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Financial Services Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Financial Services Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the "Series") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Columbus, Ohio
February 9, 2007

17

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $1,466,998 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 32.6%.

18

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) annual in-person meeting, held on November 16, 2006, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

19

Renewal of Investment Advisory Agreement (unaudited)

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

20

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	59
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director -
Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group
(restaurants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

21

Directors' and Officers' Information (unaudited)

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc. Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate
Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

22

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site  http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site   http://www.sec.gov
On the Advisor’s web site                     http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

23

ITEM 2: CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant's Board of Directors to be Audit Committee Financial Experts as defined by this item. The members of the Audit Committee are: Harris H. Rusitzky and Stephen B. Ashley. All Audit Committee members are independent under applicable rules. This designation will not increase the designee's duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services
Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Small Cap Series, International Series, World Opportunities Series, Life Sciences Series, Technology Series, Financial Services Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Core Bond Series, and Core Plus Bond Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2006 and 2005 were:

	2006	2005

Audit Fees (a)	$254,830	$236,600

Audit Related Fees (b)	-	-

Tax Fees (c)	65,120	62,020

All Other Fees (d)	-	-

	$319,950	$298,620

(a)	Audit Fees
These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees
These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees
These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees
These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2006 and 2005.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee
The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:
i)	Directly relate to the Fund’s operations and financial reporting; and
ii)
Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, Inc., and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2006	2005

Audit Related Fees	$9,317	$6,024

Tax Fees	-	-

	$9,317	$6,024

The Audit Related fees for the years ended December 31, 2006 and 2005 were for 17Ad-13 internal control examinations, a license for proprietary automated financial statement disclosure software and a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2006 and 2005.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2006 and 2005 were $65,120 and $62,020, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $9,317 and $51,129, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, that did not require pre-approval, is compatible with maintaining PwC’s independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6: SCHEDULE OF INVESTMENTS

See Investment Portfolios under Item 1 on this Form N-CSR.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR  CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11: CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds' disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds' Principal Executive Officer and Principal Financial Officer have concluded that the Funds' disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds' officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds' internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds' internal control over financial reporting.

ITEM 12: EXHIBITS

(a)(1) Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex-99.CERT.

(a)(3) Not applicable.

(b) A certification of the Registrant's principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ B. Reuben Auspitz
B. Reuben Auspitz
President & Principal Executive Officer of Manning & Napier Fund, Inc.
February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz
B. Reuben Auspitz
President & Principal Executive Officer of Manning & Napier Fund, Inc.
February 28, 2007

/s/ Christine Glavin
Christine Glavin
Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.
February 28, 2007